Registration No. 33-15974

811-5242

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 38	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 39	☒

TLIC VARIABLE ANNUITY ACCOUNT A

(Exact Name of Registrant)

THRIVENT LIFE INSURANCE COMPANY

(Name of Depositor)

625 Fourth Avenue South,

Minneapolis, Minnesota 55415

(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code: (920) 628-2347

Cynthia K. Mueller

Thrivent Life Insurance Company

4321 North Ballard Road

Appleton, WI 54919

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on April 30, 2013 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

TITLE OF SECURITIES BEING REGISTERED

Interest in a separate account under flexible premium deferred variable annuity contracts.

Thrivent® Life Insurance Company

# Flexible Premium Deferred Variable Annuity

(issued by Thrivent Life Insurance Company, formerly LBVIP, between 2/18/1988 and 4/30/2003)

Prospectuses
April 30, 2013
TLIC Variable Annuity Account A
Thrivent Series Fund, Inc.

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Thrivent.com

## NEW! Make variable annuity changes online, quickly and easily

***Now you have more options to manage your variable annuity—in fewer steps***

You've invested in an annuity—now you have another way to manage it with our new online annuity service center. With 24/7 access, it's there when you want it. Plus, you can make changes any time in seconds.

The online annuity service center offers you more options, including:

- Complete reallocation (available now).
- Partial reallocation (available now).
- New money allocation (available now).
- Partial withdrawals (coming mid-2013).
- Transaction status and history (coming mid-2013).

Just log in* to **Thrivent.com** and select your variable annuity contract by clicking on Manage Contract to make changes. It's the easiest and most convenient way to update your annuity. Save time by making changes with just a few easy clicks!

As always, your Thrivent Financial representative is available to answer any questions you may have.

*In order to access your variable annuity contract on Thrivent.com, you must be a registered user. If you are not already registered, you can register immediately by clicking on Register Now next to the login area.

This page is not part of the prospectus.

TLIC VARIABLE ANNUITY ACCOUNT A

PROSPECTUS FOR FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY CONTRACT ISSUED BY THRIVENT LIFE INSURANCE COMPANY

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com
Facsimile: 800-225-2264

This Prospectus describes an individual flexible premium deferred variable annuity Contract (the “Contract”) which was issued by Thrivent Life Insurance Company (“Thrivent Life,” “we,” “us” or “our”). We are a stock life insurance company that is an indirect subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), a fraternal benefit society organized under Wisconsin law. Even though we no longer issue new Contracts, the Contract Owner (“you”) may continue to allocate net premiums among investment alternatives with different investment objectives.

We allocate net premiums based on your designation to one or more Subaccounts of TLIC Variable Annuity Account A (the “Variable Account”), and/or to the Fixed Account (which is the general account of ours, and which pays interest in an amount that is at least as great as the guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc., (the “Fund”) which is an open-end management investment company (commonly known as a “mutual fund”). The accompanying prospectus for the Fund describes the investment objectives and attendant risks of the following Portfolios:

Thrivent Aggressive Allocation Portfolio

Thrivent Moderately Aggressive Allocation Portfolio

Thrivent Moderate Allocation Portfolio

Thrivent Moderately Conservative Allocation Portfolio

Thrivent Partner Technology Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Partner Healthcare Portfolio

(subadvised by Sectoral Asset Management Inc.)

Thrivent Natural Resources Portfolio

Thrivent Partner Emerging Markets Equity Portfolio

(subadvised by Aberdeen Asset Managers Limited)

Thrivent Real Estate Securities Portfolio

Thrivent Partner Small Cap Growth Portfolio

(subadvised by Turner Investments, L.P.)

Thrivent Partner Small Cap Value Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Small Cap Stock Portfolio

Thrivent Small Cap Index Portfolio

Thrivent Mid Cap Growth Portfolio

Thrivent Partner Mid Cap Value Portfolio

(subadvised by Goldman Sachs Asset Management, L.P.)

Thrivent Mid Cap Stock Portfolio

Thrivent Mid Cap Index Portfolio

Thrivent Partner Worldwide Allocation Portfolio

(subadvised by Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.)

Thrivent Partner Socially Responsible Stock Portfolio

(subadvised by Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC)

Thrivent Partner All Cap Growth Portfolio

(subadvised by Calamos Advisors LLC)

Thrivent Partner All Cap Value Portfolio

(subadvised by OppenheimerFunds, Inc.)

Thrivent Partner All Cap Portfolio

(subadvised by Pyramis Global Advisors, LLC)

Thrivent Large Cap Growth Portfolio

Thrivent Partner Growth Stock Portfolio

(subadvised by T. Rowe Price Associates, Inc.)

Thrivent Large Cap Value Portfolio

Thrivent Large Cap Stock Portfolio

Thrivent Large Cap Index Portfolio

Thrivent Equity Income Plus Portfolio

Thrivent Balanced Portfolio

Thrivent High Yield Portfolio

Thrivent Diversified Income Plus Portfolio

Thrivent Income Portfolio

Thrivent Bond Index Portfolio

Thrivent Limited Maturity Bond Portfolio

Thrivent Mortgage Securities Portfolio

Thrivent Money Market Portfolio

Additional information about us, the Contract and the Variable Account is contained in a Statement of Additional Information (SAI) dated April 30, 2013. That SAI was filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. You may obtain a copy of the SAI and all other documents required to be filed without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001. In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the SAI and all other documents required to be filed. The Table of Contents for the Statement of Additional Information may be found on Page 37 of this Prospectus. Definitions of special terms used in this Prospectus follows the Table of Contents.

An investment in the Contract is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Contract involves investment risk including the possible loss of principal.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This Prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing and should be read and kept for future reference.

The date of this Prospectus is April 30, 2013.

DEFINITIONS

Accumulated Value. The sum of the accumulated values for your Contract in Subaccounts and the Fixed Account on or before the Annuity Commencement Date.

Annuitant. The person named in the Contract whose life is used to determine the duration of annuity payments involving life contingencies.

Annuity Commencement Date. The date when Annuity income payments will begin if an Annuitant is living on that date.

Annuity Unit. A unit of measure which is used in the calculation of the second and each subsequent variable annuity payment.

Commuted Value. The amount expressed as a lump sum payment which represents the present value of the future payments for the remaining guaranteed period.

Contract. The individual flexible premium variable annuity Contract offered by Thrivent Life and described in this Prospectus.

Contract Anniversary. The same date in each succeeding year as the Date of Issue of the Contract.

Contract Owner. The person who controls all the rights under the Contract while the Annuitant is alive. The Annuitant is the Contract Owner, unless another owner is named in the Contract application.

Contract Year. The period from one Contract Anniversary to the next. The first Contract Year will be the period beginning on the Date of Issue of the Contract and ending on the first Contract Anniversary.

Fixed Account. The Fixed Account is the general account of Thrivent Life, which consists of all assets of Thrivent Life other than those allocated to a separate account of Thrivent Life. Premium payments allocated to the Fixed Account will be paid a fixed rate of interest (which may not be less than 4.0%) declared by Thrivent Life at least annually. Amounts accumulated in the Fixed Account are guaranteed by Thrivent Life.

Fund. Thrivent Series Fund, Inc., which is described in the accompanying prospectus.

Medallion Signature Guarantee. A stamp provided by a financial institution that verifies your signature. An eligible guarantor institution, such as a national bank, brokerage firm, commercial bank, trust company, credit union, or savings association participating in the Medallion Signature Guarantee Program provides that service.

Portfolio. A Portfolio of the Fund. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Qualified Plan. A retirement plan that receives favorable tax treatment under Section 401, 403 408 or 408A or similar provisions of the Internal Revenue Code.

Service Center. Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin 54919-0001, telephone, 1-800-THRIVENT (1-800-847-4836), or such other office as we may specify in a notice to the Contract Owner.

Subaccount. Subdivision of the Variable Account. Each Subaccount invests exclusively in the shares of a corresponding Portfolio of the Fund.

Valuation Day. Each day the New York Stock Exchange is open for trading. The Valuation Day ends at the close of regular trading on the New York Stock Exchange, usually 4:00 p.m. Eastern Time.

Valuation Period. The period commencing at the close of business of a Valuation Date and ending at the close of business of the next Valuation Date.

Variable Account. TLIC Variable Annuity Account A, which is a separate account of Thrivent Life. The Subaccounts are subdivisions of the Variable Account.

Written Notice. A written request or notice provided by the Contract Owner and received in good order at our Service Center and satisfactory in form and content to Thrivent Financial.

FEE AND EXPENSE TABLEs

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. For a complete discussion of Contract fees and expenses, see Charges and Deductions.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options. You pay no sales charge when you make additional investments in the Contract. No state premium taxes are deducted.

Contract Owner Transaction Expenses

Sales Load Imposed on Purchase (as a percentage of purchase payments)	0%

Maximum Deferred Sales Load (as a percentage of excess amount surrendered)	6.00%[1]

Transfer Charge (after 12 free transfers per Contract Year)	0%

The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Contract Fee		$30[2]
Annual Subaccount Expenses (as a percentage of average daily Accumulated Value or Annuity Unit Value)

	Current[3]	Maximum

Mortality & Expense Risk Charge	1.10%	1.25%

Total Subaccount Annual Expenses	1.10%	1.25%

The next table shows the minimum and maximum Total Annual Portfolio Operating Expenses charged by the Portfolios that you pay indirectly during the time you own the Contract. This table shows the range (minimum and maximum) of fees and expenses (including management fees and other expenses) charged by any of the Portfolios, expressed as an annual percentage of average daily net assets. The amounts are based on the arithmetic average of expenses paid in the year ended December 31, 2011, for all of the available Portfolios, adjusted to reflect anticipated changes in fees and expenses. With respect to new Portfolios, amounts are based on estimates for the current fiscal year. The amounts shown reflect expenses before any applicable expense reimbursement or fee waiver.

Total Annual Portfolio Operating Expenses[4]
	Minimum	Maximum
(Expenses that are deducted from Fund assets, including management fees, and other expenses):	0.42%	2.67%

Each Subaccount of the Variable Account purchases shares of the corresponding Fund Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Contract, and they may vary from year to year. More detail concerning the fees and expenses of the Portfolios is contained in the prospectus for the Fund.

If a Portfolio is structured as a “fund of funds,” total gross annual Portfolio expenses also include the fees associated with the Portfolios in which it invests. Because of this a Portfolio that is structured as a “fund of funds” may have higher fees and expenses than a Portfolio that invests directly in debt and equity securities. For a list of the “fund of funds” Portfolios available through the Contract, see the chart of portfolios available in the prospectus for the Fund.

Example

The following examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, separate account annual expenses, and Portfolio fees and expenses. The following example assumes that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year and assumes both the minimum and the maximum fees and expenses of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Years
	1	3	5	10
If you surrender your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$728	$924	$1,119	$1,976
Maximum Portfolio Expenses:	$940	$1,567	$2,204	$4,138
If you annuitize your Contract at the end of the applicable time period with
Minimum Portfolio Expenses:	$728	$924	$1,119	$1,976
Maximum Portfolio Expenses:	$940	$1,567	$2,204	$4,138
If you do not surrender your Contract at end of the applicable time period with
Minimum Portfolio Expenses:	$170	$526	$907	$1,976
Maximum Portfolio Expenses:	$394	$1,195	$2,014	$4,138

For more information, see Charges and Deductions in this prospectus and the prospectus for the Fund.

Notes to Fee and Expense Tables:

1 In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time the first surrender is made in a Contract Year; only the amount in excess of that amount (the “Excess Amount”) will be subject to a surrender charge. A surrender charge is deducted if a full or partial surrender occurs during the first six Contract Years. The surrender charge is 6% during the first Contract Year and decreases by 1% each subsequent Contract Year. No surrender charge is deducted for surrenders occurring in Contract Years seven and later. The surrender charge also will be deducted if the annuity payments begin during the first six Contract Years, except under certain circumstances as described in Surrender Charge (Contingent Deferred Sales Charge).

2 A $30 annual administrative charge is deducted on each Contract Anniversary only if, on that Contract Anniversary, the total of premiums paid under the Contract minus all prior surrenders is less than $5,000 and the Accumulated Value is less than $5,000. The $30 fee is a Contract charge and is deducted proportionately from the Subaccounts and the Fixed Account that make up the Contract’s Accumulated Value.

3 The current charge for the mortality and expense risk charge is equal to an annual rate of 1.10%, and we guarantee that this charge will never exceed an annual rate of 1.25%. See Charges and Deductions—Mortality and Expense Risk Charge. A contract pending payout due to a death claim is charged based on the average daily net assets of the Variable Account and is equal to an annual rate of 0.95%.

4 Thrivent Financial has agreed to reimburse certain expenses other than the advisory fees for certain of the Portfolios. After taking these contractual and voluntary arrangements into account, the range (minimum and maximum) of total operating expenses charged by the Portfolios would have been 0.29% to 1.40%. The reimbursements may be discontinued at any time.

SUMMARY

Please see Definitions at the beginning of this Prospectus for definitions of several technical terms, which can help you understand details about your Contract. The Summary is an introduction to various topics related to the Contract. For more detailed information on each subject, refer to the appropriate section of this Prospectus.

The Contract

Allocation of Premiums. You may allocate premiums under the Contract to one or more Subaccounts of the Variable Account and to the Fixed Account. Some of the Subaccounts may be unavailable in some states.

The Accumulated Value of the Contract in the Subaccounts and, except to the extent fixed amount annuity payments have been elected, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by us and will never be less than an effective rate of 4% per year.

Premiums will be allocated among the Subaccounts and the Fixed Account according to your allocation instructions at the end of the Valuation Period in which we receive the premium.

Surrenders. If a Written Notice from you requesting a surrender is received on or before the Annuity Commencement Date, we will pay to you all or part of the Accumulated Value of a Contract after deducting any applicable surrender charge. Partial surrenders must be for at least $200, and may be requested only if the remaining Accumulated Value is not less than $1,000. Under certain circumstances the Contract Owner may make surrenders after the Annuity Commencement Date.

Transfers. On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value to other Subaccounts or to the Fixed Account. The total amount transferred each time must be at least $200 (unless the total value in the Subaccount or the Fixed Account is less than $200, in which case the entire amount may be transferred). We reserve the right to limit the number of transfers in any Contract Year; although, we will always allow at least 12 transfers a year. With respect to the Fixed Account, transfers out of the Fixed Account are limited to only one each Contract Year and must be made on or within 45 days after a Contract Anniversary.

Annuity Provisions

You may select an annuity settlement option or options, and may select whether payments are to be made on a fixed or variable (or a combination of fixed and variable) basis. See Annuity Provisions for more detail.

Exchange Program

From time to time, we may offer to exchange this variable annuity contract for the currently sold Flexible Premium Deferred Variable Annuity Contract we issue. Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable.

Federal Tax Status

For a description of the Federal income tax status of annuities, see Federal Tax Status. Generally, a distribution from a Contract before the taxpayer attains age 59 1/2 will result in a penalty tax of 10% of the amount of the distribution which is included in gross income. Death proceeds paid to beneficiaries are also subject to income tax.

Condensed Financial Information

Condensed financial information derived from the financial statements of the Variable Account is contained in Appendix A.

THRIVENT LIFE AND THE VARIABLE ACCOUNT

Thrivent Life

We were organized in 1982 as a stock life insurance company incorporated under the laws of the State of Minnesota. We are currently licensed to transact life insurance business in 42 states and the District of Columbia. We are a wholly-owned subsidiary of Thrivent Financial, which is a fraternal benefit society licensed to transact life insurance business in all 50 states and the District of Columbia.

We are subject to regulation by the Minnesota Department of Commerce as well as by the insurance departments of all the other states and jurisdictions in which we do business. We submit annual reports on our operations and finances to insurance officials in such states and jurisdictions. The forms of Contracts described in this Prospectus are filed with and (where required) approved by insurance officials in each state and jurisdiction in which Contracts are sold. We are also subject to certain Federal securities laws and regulations.

The Variable Account

The Variable Account is a separate account established by our Board of Directors in 1987. The Variable Account meets the definition of a “separate account” under the federal securities laws. We have caused the Variable Account to be registered with the Securities and Exchange Commission (the “SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). This registration does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account.

We own the assets of the Variable Account, and we are not a trustee with respect to such assets. However, the Minnesota laws under which the Variable Account was established provide that the Variable Account shall not be chargeable with liabilities arising out of any other business we may conduct. The Variable Account will be fully funded at all times for the purposes of federal securities laws. We may transfer to our general account assets of the Variable Account which exceed the reserves and other liabilities of the Variable Account.

Income and realized and unrealized gains and losses from each Subaccount of the Variable Account are credited to or charged against that Subaccount without regard to any of our other income, gains or losses. We may accumulate in the Variable Account the charge for expense and mortality risk, mortality gains and losses and investment results applicable to those assets that are in excess of net assets supporting the Contracts.

INVESTMENT OPTIONS

Variable Investment Options and the Subaccounts

You may allocate the premiums paid under the Contract to the Subaccounts of the Variable Account. We invest the assets of each Subaccount in corresponding Portfolios of the Fund. Note that the italicized Portfolios below are “fund of funds,” which are comprised of investments in other Portfolios within the Fund. The subaccounts marked below with asterisks and the Fixed Account are not available when receiving annuity payments under the Contract. The Subaccounts and corresponding Portfolios are:

Subaccount	Corresponding Portfolio
Thrivent Aggressive Allocation Subaccount*	Thrivent Aggressive Allocation Portfolio
Thrivent Moderately Aggressive Allocation* Subaccount	Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderate Allocation Subaccount*	Thrivent Moderate Allocation Portfolio
Thrivent Moderately Conservative Allocation* Subaccount	Thrivent Moderately Conservative Allocation Portfolio
Thrivent Partner Technology Subaccount	Thrivent Partner Technology Portfolio
Thrivent Partner Healthcare Subaccount*	Thrivent Partner Healthcare Portfolio
Thrivent Natural Resources Subaccount*	Thrivent Partner Natural Resources Portfolio
Thrivent Partner Emerging Markets Equity Subaccount*	Thrivent Partner Emerging Markets Portfolio
Thrivent Real Estate Securities Subaccount	Thrivent Real Estate Securities Portfolio
Thrivent Partner Small Cap Growth Subaccount	Thrivent Partner Small Cap Growth Portfolio
Thrivent Partner Small Cap Value Subaccount	Thrivent Partner Small Cap Value Portfolio
Thrivent Small Cap Stock Subaccount	Thrivent Small Cap Stock Portfolio
Thrivent Small Cap Index Subaccount	Thrivent Small Cap Index Portfolio
Thrivent Mid Cap Growth Subaccount	Thrivent Mid Cap Growth Portfolio
Thrivent Partner Mid Cap Value Subaccount*	Thrivent Partner Mid Cap Value Portfolio
Thrivent Mid Cap Stock Subaccount	Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Index Subaccount	Thrivent Mid Cap Index Portfolio
Thrivent Partner Worldwide Allocation Subaccount*	Thrivent Partner Worldwide Allocation Portfolio
Thrivent Partner Socially Responsible Stock Subaccount*	Thrivent Partner Socially Responsible Stock Portfolio
Thrivent Partner All Cap Growth Subaccount*	Thrivent Partner All Cap Growth Portfolio
Thrivent Partner All Cap Value Subaccount*	Thrivent Partner All Cap Value Portfolio
Thrivent Partner All Cap Subaccount	Thrivent Partner All Cap Portfolio
Thrivent Large Cap Growth Subaccount	Thrivent Large Cap Growth Portfolio
Thrivent Partner Growth Stock Subaccount	Thrivent Partner Growth Stock Portfolio
Thrivent Large Cap Value Subaccount	Thrivent Large Cap Value Portfolio
Thrivent Large Cap Stock Subaccount	Thrivent Large Cap Stock Portfolio
Thrivent Large Cap Index Subaccount	Thrivent Large Cap Index Portfolio
Thrivent Equity Income Plus Subaccount*	Thrivent Equity Income Plus Portfolio
Thrivent Balanced Subaccount	Thrivent Balanced Portfolio
Thrivent High Yield Subaccount	Thrivent High Yield Portfolio
Thrivent Diversified Income Plus Subaccount	Thrivent Diversified Income Plus Portfolio
Thrivent Income Subaccount	Thrivent Income Portfolio
Thrivent Bond Index Subaccount	Thrivent Bond Index Portfolio
Thrivent Limited Maturity Bond Subaccount	Thrivent Limited Maturity Bond Portfolio
Thrivent Mortgage Securities Subaccount	Thrivent Mortgage Securities Portfolio
Thrivent Money Market Subaccount	Thrivent Money Market Portfolio

INVESTMENT OPTIONS

Each of the Portfolios has an investment objective as described below. There is no assurance that any Portfolio will achieve it’s stated objective. For example, during extended periods of low interest rates, the yields of a money market Subaccount may become extremely low and possibly negative.

Thrivent Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderately Aggressive Allocation Portfolio. To seek long-term capital growth.

Thrivent Moderate Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Moderately Conservative Allocation Portfolio. To seek long-term capital growth while providing reasonable stability of principal.

Thrivent Partner Technology Portfolio. To seek long-term growth of capital.

Thrivent Partner Healthcare Portfolio. To seek long-term capital growth.

Thrivent Natural Resources Portfolio. To seek long-term capital growth.

Thrivent Partner Emerging Markets Equity Portfolio. To seek long-term capital growth.

Thrivent Real Estate Securities Portfolio. To seek to provide long-term capital appreciation and high current income.

Thrivent Partner Small Cap Growth Portfolio. To achieve long-term capital growth.

Thrivent Partner Small Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Small Cap Stock Portfolio. To seek long- term capital growth.

Thrivent Small Cap Index Portfolio. To seek capital growth that tracks the performance of the S&P SmallCap 600 Index*.

Thrivent Mid Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Mid Cap Value Portfolio. To seek long-term capital appreciation.

Thrivent Mid Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Mid Cap Index Portfolio. To seek total returns that track the performance of the S&P MidCap 400 Index*.

Thrivent Partner Worldwide Allocation Portfolio. To seek long-term capital growth.

Thrivent Partner Socially Responsible Stock Portfolio. To seek long-term capital growth.1

Thrivent Partner All Cap Growth Portfolio. To seek long-term capital growth.1

Thrivent Partner All Cap Value Portfolio. To seek long-term capital growth.1

Thrivent Partner All Cap Portfolio. To seek long-term growth of capital.

Thrivent Large Cap Growth Portfolio. To achieve long-term growth of capital.

Thrivent Partner Growth Stock Portfolio. To achieve long-term growth of capital and, secondarily, increase dividend income.

INVESTMENT OPTIONS

Thrivent Large Cap Value Portfolio. To achieve long-term growth of capital.

Thrivent Large Cap Stock Portfolio. To seek long-term capital growth.

Thrivent Large Cap Index Portfolio. To seek total returns that track the performance of the S&P 500* Index.

Thrivent Equity Income Plus Portfolio. To seek income plus long-term capital growth.

Thrivent Balanced Portfolio. To seek long-term total return through a balance between income and the potential for long-term capital growth.

Thrivent High Yield Portfolio. To achieve a higher level of income, while also considering growth of capital as a secondary objective.

Thrivent Diversified Income Plus Portfolio. To seek to maximize income while maintaining prospects for capital appreciation.

Thrivent Income Portfolio. To achieve a high level of income over the longer term while providing reasonable safety of capital.

Thrivent Bond Index Portfolio. To strive for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

Thrivent Limited Maturity Bond Portfolio. To seek a high level of current income consistent with stability of principal.

Thrivent Mortgage Securities Portfolio. To seek a combination of current income and long-term capital appreciation.

Thrivent Money Market Portfolio. To achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

1 As of June 28, 2013, you will only be permitted to add contributions to this Portfolio’s Subaccount if you had assets in this Portfolio’s Subaccount as of June 27, 2013.

* “Standard & Poor’s®”, “S&P®”, “Standard & Poor’s 500”, “500”, “Standard & Poor’s SmallCap 600 Index”, “S&P SmallCap 600 Index”, “Standard & Poor’s MidCap 400 Index” and “S&P MidCap 400 Index” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by us. The product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. (Please see the Statement of Additional Information of the Contract, which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

INVESTMENT OPTIONS

We cannot assure that the Portfolios of the Fund will achieve their respective investment objectives. You should periodically evaluate your allocation among the Subaccounts in light of current market conditions and the investment risks associated with investing in the various Portfolios of the Fund. A full description of the Portfolios, their investment objectives, policies, expenses, and risks and other aspects of the Fund’s operations are contained in the accompanying prospectus for the Fund, which should be carefully read in conjunction with this Prospectus.

Shares of the Fund are sold to other Portfolios of the Fund, other insurance company separate accounts of Thrivent Financial and ours, and to retirement plans that are sponsored by Thrivent Financial. The Fund may, in the future, create new Portfolios. It is conceivable that in the future it may be disadvantageous for both variable annuity separate accounts and variable life insurance separate accounts and for Thrivent Financial and us to invest simultaneously in the Fund, although we do not foresee any such disadvantages to either variable annuity or variable life insurance Contract Owners. The Fund’s management intends to monitor events in order to identify any material conflicts between such Contract Owners and to determine what action, if any, should be taken in response. Material conflicts could result from, for example:

♦	Changes in state insurance laws.

♦	Changes in Federal income tax law.

♦	Changes in the investment management of the Fund.

♦	Differences in voting instructions between those given by the Contract Owners from the different separate accounts.

If we believe the response of the Fund to any of those events or conflicts insufficiently protects Contract Owners, we may take appropriate action on our own. Such action could include the sale of Fund shares by one or more of the separate accounts, which could have adverse consequences.

The Fund is registered with the SEC under the 1940 Act as an open-end management investment company (commonly called a “mutual fund”). That registration does not involve supervision by the SEC of the management or investment practices or policies of the Fund.

The Variable Account will purchase and redeem shares from the Fund at net asset value. Shares will be redeemed to the extent necessary for us to collect charges under the Contracts, to make payments upon surrenders, to provide benefits under the Contracts, or to transfer assets from one Subaccount to another as requested by Contract Owners. Any dividend or capital gain distribution received from a Portfolio of the Fund will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

INVESTMENT OPTIONS

Investment Management

Thrivent Financial acts as investment adviser for the Portfolios of the Fund and is a registered investment adviser under the Investment Advisers Act of 1940. Thrivent Financial and the Fund have engaged the following investment subadvisers:

Subadviser	Portfolio Name
Goldman Sachs Asset Management, L.P.	Thrivent Partner Technology Portfolio
Sectoral Asset Management Inc.	Thrivent Partner Healthcare Portfolio
Aberdeen Asset Managers Limited	Thrivent Partner Emerging Markets Portfolio
Turner Investments L.P.	Thrivent Partner Small Cap Growth Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Small Cap Value Portfolio
Goldman Sachs Asset Management, L.P.	Thrivent Partner Mid Cap Value Portfolio

Aberdeen Asset Managers Limited, DuPont Capital Management Corporation, Goldman Sachs Asset Management, L.P., Mercator Asset Management, LP, Principal Global Investors, LLC, and Victory Capital Management Inc.

Thrivent Partner Worldwide Allocation Portfolio
Calvert Investment Management, Inc. and Atlanta Capital Management Company, LLC	Thrivent Partner Socially Responsible Stock Portfolio
Calamos Advisors LLC	Thrivent Partner All Cap Growth Portfolio
OppenheimerFunds, Inc.	Thrivent Partner All Cap Value Portfolio
Pyramis Global Advisors, LLC	Thrivent Partner All Cap Portfolio
T. Rowe Price Associates, Inc.	Thrivent Partner Growth Stock Portfolio

We, as investment advisor, pay each of the above subadvisers an annual fee for subadvisory services. Subadvisory fees are described fully in the Statement of Additional Information for the Fund.

Addition, Deletion, Combination, or Substitution of Investments

We reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Variable Account or that the Variable Account may purchase. If Portfolio shares of the Fund are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Variable Account, we may redeem the shares, if any, of that Portfolio and substitute shares of another registered open-end management company. We will not substitute any shares attributable to a Contract interest in a Subaccount of the Variable Account without notice and prior approval of the SEC and state insurance authorities, to the extent required by applicable law.

We also reserve the right to establish additional Subaccounts of the Variable Account, each of which would invest in shares corresponding to a new Portfolio of the Fund or in shares of another investment company having a specified investment objective. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Subaccounts, combine two or more Subaccounts, or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Contract Owners on a basis to be determined by us.

INVESTMENT OPTIONS

If we deem it to be in the best interest of Contract Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Variable Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other separate accounts of ours.

Fixed Account

On or before the Annuity Commencement Date, you may allocate the premiums paid under the Contract and transfers from the Subaccounts to the Fixed Account. Any amounts allocated to the Fixed Account are invested with our general account assets. Interest will be credited on premiums allocated to the Fixed Account and on amounts transferred to the Fixed Account from the date of allocation or transfer. The initial interest rate for each such allocation or transfer is guaranteed for 12 months, and subsequent interest rates will not change more frequently than every 12 months. Interest will be compounded daily and will never be less than an effective annual interest rate of 4% per year.

Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933 (“1933 Act”), and the Fixed Account has not been registered as an investment company under the Investment Company Act of 1940 (“1940 Act”). Accordingly neither the Fixed Account, nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. Disclosures regarding the Fixed Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements in prospectuses. We have been advised that the staff of the Securities and Exchange Commission has not reviewed disclosure relating to the Fixed Account.

Contract Owners have no voting rights in the Variable Account with respect to Fixed Account values.

RISKS

This annuity has some risks which may include the following:

♦	The investment options you choose may lose value, and the Accumulated Value of your contract can go down;

♦	In addition to taxes on gain, there may be a tax penalty if you withdraw money from the annuity prior to age 59 1/2;

♦

If you elect a Settlement Option, you will only receive periodic annuity payments as frequently as you selected. There is a risk that your annuity payments will not keep pace with your personal expenses. If you choose a life income with no guaranteed period, there is a risk that you will die prematurely and no death proceeds will be paid to your beneficiaries.

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Allocation of Premium

We will allocate the premiums among the Subaccount(s) and/or the Fixed Account according to the instructions you provided in your application for the Contract or subsequently. We reserve the right to limit the number of allocations to subaccounts.

The allocation percentages which you select must be in whole numbers and their sum must be 100%. We reserve the right to adjust allocation percentages to eliminate fractional percentages. Premiums which you pay are allocated at the end of the Valuation Period in which we receive them using the allocation percentages you have specified. You may change the allocation percentages for future premiums without charge and at any time by giving us Written Notice or, if we receive proper authorization from you, by telephone. Any change will apply to all future premiums unless you request another change.

The values in the Subaccounts of the Variable Account will vary with the investment experience of the corresponding Portfolios. You bear the entire investment risk of the amounts allocated to Subaccounts of the Variable Account. You should periodically review your allocations of premiums in light of market conditions and your overall financial objectives.

Exchange Program

From time to time, we may offer to exchange older variable annuity contracts previously issued by Thrivent Financial, Thrivent Life Insurance Company, AAL or Lutheran Brotherhood for the currently sold Flexible Premium Deferred Variable Annuity. Such exchange offers will be made available only for contracts that have not yet started making annuity payments. Any new contract resulting from such exchange will have the same Issue Date as the Contract being exchanged only for purposes of calculating surrender charges, if applicable.

Accumulated Value of Your Contract

On or before the Annuity Commencement Date, your Contract’s value is expressed as its Accumulated Value. Your Contract’s Accumulated Value is the sum of the accumulated values in Subaccounts and the Fixed Account.

Your Contract’s Accumulated Value will reflect the investment experience of the chosen Subaccounts, any amount of value in the Fixed Account, any premiums that you pay, any surrenders you make, and any charges we assess in connection with the Contract. There is no guaranteed minimum Accumulated Value, and, because a Contract’s Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

Subaccount Valuation

On any Valuation Day, the Accumulated Value of your investment in a Subaccount is equal to the number of Accumulation Units attributable to that Subaccount multiplied by the accumulated unit value for that Subaccount. On any day that is not a Valuation Day, the Accumulated Value for a Subaccount will be determined on the next Valuation Day.

Accumulation Units. Transactions in and out of a Subaccount are made by crediting or reducing the Accumulation Units of the Subaccount.

We credit your Contract with Accumulation Units in a Subaccount when:

♦	You allocate premiums to that Subaccount;

♦	You transfer Accumulated Value into that Subaccount from another Subaccount or the Fixed Account.

We reduce the Accumulation Units in a Subaccount when:

♦	You transfer Accumulated Value out of that Subaccount into another Subaccount or the Fixed Account;

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♦	You make a surrender from that Subaccount; or

♦	We deduct all or part of the administrative charge from that Subaccount.

Accumulation Unit Value. A Subaccount’s Accumulation Unit Value is the unit price that is used whenever we credit or reduce Accumulation Units of the Subaccount. We re-determine the Accumulation Unit Value for each Subaccount at the end of each Valuation Period. At the end of each Valuation Period, the Accumulation Unit Value for a Subaccount is equal to (a) multiplied by (b) where:

(a)	Is the Accumulation Unit Value for that Subaccount at the end of the prior Valuation Period.

(b)	Is the Net Investment Factor for that Subaccount for that period.

Net Investment Factor. The Net Investment Factor for a Subaccount measures investment performance of that Subaccount. The Net Investment Factor for a Subaccount for a Valuation Period is determined by dividing (a) by (b) and then subtracting (c) where:

(a)	Is the sum of:

(i)	The net asset value per share of the corresponding Portfolio of the Subaccount at the end of the Valuation Period; plus

(ii)	The per share amount of any dividend or capital gain distribution made by the Portfolio if the “ex-dividend” date occurs during the Valuation Period; plus or minus.

(iii)	A per share charge or credit for any taxes reserved for that we determine to be a result of the investment operation of the Portfolio.

(b)	Is the net asset value per share of the corresponding Portfolio of the Subaccount at the end of the prior Valuation Period.

(c)	Is the mortality and expense risk charge we deduct for each day in the Valuation Period and is based upon the total Accumulated Value in the Subaccount. The mortality and expense risk charge is currently 1.10% and guaranteed never to exceed 1.25%.

Minimum Accumulated Value

We require your Contract to maintain a minimum Accumulated Value. The amount which must be maintained depends on your premium paying history as follows:

(1)	At the end of any 24-month period in which you pay no premiums, your Accumulated Value must be at least $1,000 after all Contract charges have been applied.

(2)	If you pay at least one premium every 24-months, we require only that the Accumulated Value always be sufficient to cover the Contract’s administrative charge.

If we know that your Contract will not meet these requirements on an upcoming Contract Anniversary, we will notify you 60 days before that anniversary and inform you of the minimum dollar amount which you must pay to keep the Contract in force. If you fail to pay at least that amount, we will terminate your Contract on the Contract Anniversary. If we do so because your Contract failed to meet Requirement (1) above, we will pay you the remaining Accumulated Value. If your Contract fails to meet Requirement (2) above, your Contract terminates without value.

Death Benefit Before the Annuity Commencement Date

If the Annuitant dies before the Annuity Commencement Date, the beneficiary will be entitled to receive the Contract’s death benefit.

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The amount of the death benefit will be the greatest of:

♦	The Accumulated Value on the date we calculate the Death Benefit;

♦	The sum of all premiums we received for the Contract, less the amount of all partial surrenders (including any applicable charges) which you made; and

♦

The Accumulated Value on the preceding Minimum Death Benefit Date plus the sum of the premiums we received for the Contract after that date, less the amount of any partial surrenders (including any applicable charges) which you made after that date.

The Minimum Death Benefit Dates occur every six years on the Contract Anniversary.

We calculate the death benefit at the end of the Valuation Period during which we receive at our Service Center satisfactory proof of the death of an Annuitant. Any amount of the death benefit in excess of the Accumulated Value will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value in the Contract. Once calculated, death proceeds may continue to be subject to the investment experience of the Variable Account. When based on the investment experience of the Variable Account, death proceeds may increase or decrease daily and are not guaranteed for a minimum dollar amount. Surrender charges do not apply to death proceeds.

If the beneficiary requests a single sum payment, we will pay the death proceeds within seven days after the date we calculate them. If the beneficiary requests a settlement option, it must be an option that you could have selected before the Annuity Commencement Date, and the option must provide that either:

(1)	The principal and interest are completely distributed within five years after the date of death; or

(2)	If the beneficiary is a natural person, distribution of the principal and interest is made by means of a periodic payment which begins within one year after the date of death and is not guaranteed for a period which extends beyond the life expectancy of the beneficiary.

Any proceeds not subsequently withdrawn will be paid in a lump sum on the date five years after the date of death.

If an Annuitant dies before annuity payments begin and that Annuitant’s spouse is the sole primary beneficiary, he or she may, to the extent permitted by law and the Contract, elect to continue the Contract in force, in which case the surviving spouse will become and be treated as the Annuitant and owner effective on the date that the death proceeds are calculated (“Exchange Date”). Any amount of death proceeds in excess of the Accumulated Value of the Contract will be allocated to the Subaccounts and the Fixed Account according to the ratio of the Accumulated Value in each to the Accumulated Value of the Contract. Where allowed by the Contract, the spouse will have 60 days from the date we receive proof of your death in which to elect to receive proceeds or to continue the Contract. If an election to receive death proceeds or to continue the Contract is not made within 60 days, the surviving spouse will be deemed to have elected to continue the Contract effective on the Exchange Date. If the surviving spouse elects to continue the Contract, the death benefit will be determined according to your Contract based on the Accumulated Value on the Exchange Date.

Federal law may limit the rights and/or tax benefits available for Contract continuation for state recognized same sex or civil union partners.

If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply. Any such restrictions will be stated in the Contract or the plan documents. Purchasers acquiring Contracts pursuant to Qualified Plans should consult qualified pension or tax advisers.

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Death Benefit After the Annuity Commencement Date

If the Annuitant dies while we are paying you an annuity income under a settlement option, any death benefit payable will depend on the terms of the settlement option. If a death benefit is payable, the beneficiary may elect to receive the proceeds in the form of a settlement option, but only if the payments are paid at least as rapidly as payments were being paid under the settlement option in effect on the date of death. If your Contract was issued in connection with a Qualified Plan, additional restrictions on the manner of payment of the death benefit may apply.

Surrender

On or before the Annuity Commencement Date, you may surrender all or part of your Contract’s Accumulated Value by completing an approved surrender form and sending it to our Service Center. The surrender or partial surrender will not be processed until we receive your surrender request at our Service Center, in good order. Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made. The proceeds will be the amount surrendered less any surrender charge and premium tax due. See Charges and Deductions—Surrender Charge (Contingent Deferred Sales Charges).

A surrender reduces your Accumulated Value by the amount surrendered. For amounts surrendered from a Subaccount, this is done by selling Accumulation Units of the Subaccount. For partial surrenders, we allocate the surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. With our approval, you may specify a different allocation for a partial surrender. If you have less than the amount of the allocation, we will allocate the partial surrender among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage.

A partial surrender must be at least $200, unless it is being used to pay a premium or loan on another Thrivent product, and must not reduce the remaining Accumulated Value to less than $1,000. (If the amount you request as a partial surrender would reduce the remaining Accumulated Value to less than $1,000, we may contact you to determine whether you would like a partial surrender of an amount that would result in remaining Accumulated Value of at least $1,000 or whether instead you would like to make a full surrender of your Contract. If we are unable to contact you within seven days, we reserve the right to treat your request as a request for a full surrender.) When you request a partial surrender, you specify the amount which you want to receive as a result of the surrender. If there are no surrender charges, withholding taxes or premium taxes associated with the surrender, the amount surrendered will be the amount which you request. Otherwise, the amount surrendered will be the amount necessary to provide the amount requested after we apply the surrender charge and any withholding and premium taxes. You may make partial surrenders by telephone if we receive proper authorization from you. (Contracts used in a tax-sheltered annuity under Section 403(b) of the Internal Revenue Code will be subject to certain restrictions regarding surrenders. See Federal Tax Status—Qualified Plans.) Any surrender which you request will be made at the end of the Valuation Period during which the requirements for surrender are completed. We will pay you the proceeds from a surrender within seven days after the surrender is made.

After the Annuity Commencement Date, your Contract does not have an Accumulated Value which can be surrendered. However, if you are receiving annuity payments under certain settlement options, surrender may be allowed. Surrender is not allowed if you agreed not to revoke or change the option once annuity payments begin. For other settlement options, the amount available for surrender will be the commuted value of any unpaid annuity payments computed on

THE CONTRACT

the basis of the assumed interest rate incorporated in the annuity payments.

You must have a Medallion Signature Guarantee if you want to surrender or withdraw a value of $500,000 or more. Certain surrender requests of less than $500,000 require either a Medallion Signature Guarantee, a notarized signature, or an attestation of your signature by a Thrivent registered representative. These authentication procedures are designed to protect against fraud. Such an authentication procedure would be required for:

♦	Surrender of a value of $100,000 or more;

♦	Request to send proceeds to an address other than the one listed on the account;

♦	Request to wire funds or directly deposit funds to a bank account with a bank name registration different than the bank name of the account;

♦	Request to make redemption proceeds payable to someone other than the current owner;

♦	Request to withdraw or surrender if there has been a change of address on the account within the preceding 15 days; and

♦	Certain other transactions as determined by us.

A Medallion Signature Guarantee is a stamp provided by a financial institution that guarantees your signature. You sign the approved form and have the signature(s) guaranteed by an eligible guarantor institution such as a commercial bank, trust company, brokerage firm, credit union, or a savings bank participating in the Medallion Signature Guarantee Program. We may waive the Medallion Signature Guarantee in limited circumstances. A Notary Public is an individual who is authorized to authenticate signatures and can be found in law firms or many of the same places that an individual who provides Medallion Signature Guarantees can be found. Attestation by a financial representative requires the verification and witness of your signature by a Thrivent Financial representative. A withdrawal or surrender may result in adverse tax consequences, including the imposition of a 10% federal premature distribution penalty. For all surrenders, you should consider the tax implications of a surrender before you make a surrender request. See Federal Tax Status.

For more complete instructions pertaining to your individual circumstances, please contact our Service Center at (800) 847-4836.

Transfers

On or before the Annuity Commencement Date, you may request the transfer of all or a part of your Contract’s Accumulated Value among the Subaccounts of the Variable Account and the Fixed Account. You can request a transfer in two ways:

(1)	By giving us Written Notice; or

(2)	By telephone if we receive proper authorization from you.

We will make the transfer without charge at the end of the Valuation period during which we receive your request. For transfers from the Fixed Account to a Subaccount of the Variable Account, the amount taken from the Fixed Account is used to buy Accumulation Units of the chosen Subaccount. For transfers from a Subaccount, Accumulation Units of the Subaccount are sold and the resulting dollar amount is, depending on your request, either transferred to the Fixed Account or used to buy Accumulation Units of another Subaccount.

Transfers are subject to the following conditions:

♦	The total amount transferred must be at least $200. However, if the total value in a Subaccount or the Fixed Account is less than $200, the entire amount may be transferred.

♦	We reserve the right to limit the number of transfers in each Contract Year. However, we will always allow at least 12 transfers per Contract Year. We consider all amounts transferred in the same

THE CONTRACT

Valuation Period to be one transfer. It is not dependent upon the number of originating or destination Subaccounts.

♦	In any Contract Year, only one of your allowed transfers may be from the Fixed Account. Any transfer from the Fixed Account must be made on or within 45 days after a Contract Anniversary.

Transfers will also be subject to any conditions that may be imposed by the Portfolio whose shares are involved.

After the Annuity Commencement Date, you may change the percentage allocation of variable annuity payments among the available Subaccounts:

(1)	By giving us Written Notice, or

(2)	By telephone, if we receive proper authorization from you.

Frequent Trading Policies

Because short-term or frequent transfers, purchases and redemptions of Contract value among Subaccounts pose risks to Contract Owners, we place limits on frequent trading practices. Such risks include potentially impaired investment performance due to disruption of portfolio management strategies, increased transactions costs, and dilution of fund shares (and therefore unit values) thereby negatively impacting the performance of the corresponding Subaccount.

We have policies and procedures to discourage frequent transfers of value among Subaccounts. We use reasonable efforts to apply the policies and procedures uniformly. Several different tactics are used to detect and prevent excessive trading within the Subaccounts.

As described in other sections, we impose a fee if the transfers made within a given time period exceed a maximum contractual number. See Fee Tables.

We also use a combination of monitoring Contract Owner activity and further restricting certain Contract Owner transfers based on a history of frequent transfers among subaccounts. When monitoring Contract Owner activity, we may consider several factors to evaluate transfer activity including, but not limited to, the amount and frequency of transfers, the amount of time between transfers and trading patterns. In making this evaluation, we may consider trading in multiple contracts under common ownership or control.

Exceptions may apply to Dollar Cost Averaging, automatic investment plans, systematic withdrawal plans or non-abusive re-balancing. We reserve the right, in our sole discretion, to identify other trading practices as abusive.

If we determine that you are engaging in excessive trading activity, we will request that you cease such activity immediately. If we determine that you are continuing to engage in excessive trading, we will restrict your Contract so that you can make transfers on only one business day each calendar month and any such transfers must be separated by at least 20 calendar days. We reserve the right to reject or restrict any transfer request, without notice for any reason.

In addition, the underlying funds may have adopted restrictions designed to discourage frequent trading practices, and we reserve the right to enforce these policies and procedures.

Although we seek to deter and prevent frequent trading practices, there are no guarantees that all activity can be detected or prevented. Contract Owners engaging in such trading practices use an evolving variety of strategies to avoid detection and it may not be possible for operational and technological systems to reasonably identify all frequent trading activity. Contract Owners still may be subject to their harmful effects if Thrivent Financial is unable to detect and deter abusive trading practices.

THE CONTRACT

Dollar Cost Averaging

You may establish a dollar cost averaging program to make periodic transfers of at least the minimum amount required from the Thrivent Money Market Subaccount to the other Subaccounts except the Fixed Account. If the remaining amount to be transferred drops below the amount you established, the entire remaining balance will be transferred on the next transfer date and the dollar cost averaging program will terminate. Transfers will be made automatically on the date you choose (except the 29th, 30th, or 31st of a month). Transfers will continue until the entire amount in the Thrivent Money Market Subaccount has been depleted or until you notify us to discontinue the program. In order to begin, terminate or resume the program, we must receive Written Notice or notice by telephone (if you have such authorization).

Asset Rebalancing

On or before the Annuity Date, you may participate in an optional asset rebalancing program that allows you to elect a specific asset allocation to maintain over time. The sum of the rebalancing percentages must be 100% and each rebalancing allocation percentage must be a whole number not greater than 100%. You may select any date to begin the asset rebalancing program (except the 29th, 30th, or 31st of any month) and whether to have your Subaccounts reallocated semiannually or annually. The rebalancing will be done after all other transfers and allocations to or from the Subaccounts for the Valuation Day. The asset rebalancing program does not allow you to include the Fixed Account Allocation in the rebalancing program. To participate in the asset rebalancing program, complete the Asset Rebalancing Form at the time of your application or call 1-800-THRIVENT (1-800-847-4836) to request an Asset Rebalancing Form.

Telephone and Online Transactions

You may perform certain transactions online or over the telephone if we receive proper authorization from you.

We have adopted reasonable security procedures to ensure the authenticity of instructions, including requiring identifying information, recording telephone conversations and providing written confirmations of transactions. Nevertheless, we honor telephone instructions from any person who provides the correct identifying information. Be aware that there is a risk of possible loss to the Owner if an unauthorized person uses this service in the Owner’s name. We disclaim any liability for losses resulting from such transactions by not having been properly authorized. However, if we do not take reasonable steps to help ensure that such authorizations are valid, we may be liable for such losses. Certain circumstances may prevent you from conducting transactions including but not limited to the event of a disaster, equipment malfunction, or overload of telephone system circuits. Should circumstances prevent you from conducting a telephone or online transaction, we recommend you provide us with a written request. If due to malfunction or other circumstances, the recording of the Contract Owner’s telephone request is incomplete or not fully comprehensible, we will not process the transaction. We reserve the right to suspend or limit telephone transactions.

Owners can go online at www.thrivent.com to conduct online transactions or call the Service Center at (800) 847-4836 for telephone transactions.

Timely Processing

We will process all requests in a timely fashion. Requests received in good order prior to 4:00 p.m. Eastern Time (or sooner if the NYSE closes prior to 4:00 p.m. Eastern Time) on a Valuation Day will use the Accumulation Unit Value as of the close of regular trading on the NYSE on that Valuation Day. We will process requests received after that time using the Accumulation Unit Value as of the close of regular trading on the NYSE of the following Valuation Day. An online transaction payment will be applied on the effective date you select. This date can be the same day you perform the

THE CONTRACT

transaction as long as the request is received prior to 4:00 p.m. Eastern Time. The effective date cannot be a date prior to the date of the online transaction.

Once we issue your Contract, we will process payment of any amount due from any Subaccount within seven calendar days after we receive Notice. Payment may be postponed if the NYSE is closed. Postponement may also result for such other periods as the SEC may permit. Payment from the Fixed Accounts may be deferred up to six months.

Assignments

Assignment is the transfer of Contract ownership from one party to another. If a Contract is used in a Qualified Plan and the Contract Owner is a trust, custodian or employer, then the Contract Owner may transfer ownership to the Annuitant. Otherwise, the Contract may not be sold, assigned, discounted or pledged as collateral for a loan or as security for performance of an obligation or for any other purpose to any person other than Thrivent Life.

If the Contract is not used in a Qualified Plan, then ownership may be transferred, but not to a natural person, and the Contract may be assigned as Collateral.

We are not bound by an assignment unless it is in writing and filed at our Service Center. We are not responsible for the validity or effect of any assignment.

You should consider the tax implications of an assignment. See Federal Tax Status.

Contract Owner, Beneficiaries and Annuitants

Unless another owner is named in the application, the Annuitant is the owner of the Contract and may exercise all of the owner’s rights under the Contract.

The Contract Owner may name a beneficiary to receive the death benefit payable under the Contract. If the beneficiary is not living on the date payment is due or if no beneficiary has been named, the death benefit will be paid to the estate of the Annuitant.

The owner may change the beneficiary by giving us Written Notice of the change. The change will not be effective until we receive your Written Notice at our Service Center. Once we receive it, the change will be effective as of the date on which you signed the notice. However, the change will not affect any payments made or actions taken by us before we received your notice, and we will not be responsible for the validity of any change.

CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

We do not deduct a charge for sales expenses from premiums at the time premiums are paid. Instead, we deduct a charge at the time you surrender all or part of the your Accumulated Value. This surrender charge applies only during the first six Contract Years. During those years, we calculate the surrender charge as a percentage of the amount which you surrender, subject to certain exceptions noted below.

Surrender Charges

Contract Year	Percent Applied
1	6%
2	5%
3	4%
4	3%
5	2%
6	1%

After Contract Year six there is no charge for making surrenders. In addition, during the first six Contract Years we will limit or waive surrender charges as follows:

CHARGES AND DEDUCTIONS

♦

Cumulative Percent-of-Premium Limit. For all surrenders, we will limit the surrender charge so that on any date, the sum of all surrender charges applied to that date will not exceed 6.5% of the total of premiums you have paid to that date.

♦	Surrenders Paid Under Certain Settlement Options. For surrenders which you make after Contract Year 3, there is no surrender charge applied to amounts which you elect to have paid under:

(1)	A settlement option for a fixed amount or a fixed period (including Option 3V described under Annuity Provisions—Settlement Options) if the accumulation period and the payment period equal or exceed the Surrender Charge period and you agree at the time of settlement that after the first payment is made, you may not revoke or change the settlement option.

(2)	Options which involve a life income, including Option 4V described under Annuity Provisions—Settlement Options.

♦

Ten Percent Free Each Contract Year. In each Contract Year, you may surrender without a surrender charge up to 10% of the Accumulated Value existing at the time of your first surrender made in that Contract Year. This “Ten Percent Free” is not cumulative. For example, if you make no surrenders during the first three Contract Years, the percentage of Accumulated Value which you may surrender without charge in the fourth Contract Year is 10%, not 40%.

♦	Total Disability of the Annuitant. There is no surrender charge if the Annuitant is totally disabled (as defined in your Contract) on the date of a surrender.

♦

Series of Substantially Equal Periodic Payments for Life. There is no surrender charge if you receive payments made as one of a series of substantially equal periodic payments for your life or your life expectancy or the joint life expectancies of you and your beneficiary made not less frequently than annually.

Certain surrenders are subject to a 10% Federal tax penalty on the amount of income withdrawn. See Federal Tax Status.

If surrender charges are not sufficient to cover our sales expenses, we will bear the loss; conversely, if the amount of such charges proves more than enough, we will retain the excess (see Sufficiency of Charges below). We do not currently believe that the surrender charges we impose will cover our expected costs of distributing the Contracts.

Administrative Charge

Your Contract includes an annual administrative charge of $30 (or less, if required by the state where your Contract is issued) to help us cover the expenses we incur in administrating your Contract, the Variable Account and the Subaccounts. On each Contract Anniversary prior to and including the Annuity Commencement Date, we will determine if this charge will be applied to your Contract. We apply the charge only on Contract Anniversaries on which the sum of premiums you have paid less the amount of any partial surrenders you have made is less than $5,000 and the Accumulated Value is less than $5,000. We deduct the charge from your Accumulated Value, allocating the deduction among the Subaccounts and the Fixed Account so that all accounts are reduced in value by the same percentage. Any such deduction from a Subaccount is made by selling Accumulation Units of the Subaccount. With our approval, you may specify a different allocation for the administrative charge.

Mortality and Expense Risk Charge

We assume certain financial risks associated with the Contracts. Those risks are of two basic types:

♦

Mortality Risk. This includes our risk that (1) death benefits paid before the Annuity Commencement Date will be greater than the Accumulated Value available to pay those benefits, and (2) Annuitant payments involving life incomes

CHARGES AND DEDUCTIONS

will continue longer than we expected due to lower than expected death rates of the persons receiving them.

♦	Expense Risk. This is the risk that the expenses, with respect to the Contracts, will exceed Contract charges.

As compensation for assuming these risks, we deduct a daily mortality and expense risk charge from the average daily net assets in the Variable Account. The current charge (0.003014% per day) is equal to an annual rate of 1.10% of the average daily net assets of each Subaccount in the Variable Account during the accumulation period. Contracts pending payout due to a death claim are charged at an annual rate of 0.95%. We may change this charge in the future, but we guarantee that it will never exceed an annual rate of 1.25% (0.003425% per day).

If the mortality and expense risk charge is insufficient to cover the actual cost of the mortality and expense risk assumed by us, we will bear the loss. We will not reduce annuity payments or increase the administrative charge to compensate for the insufficiency. If the mortality and expense risk charge proves more than sufficient, the excess will be profit available to us for any appropriate corporate purpose including, among other things, payment of sales expenses. See Sufficiency of Charges below.

Expenses of the Fund

Because the Variable Account purchases shares of the Fund, the net assets of the Variable Account will reflect the investment advisory fees or other expenses incurred by the Fund. See Fee and Expense Tables and the accompanying current prospectus of the Fund.

Premium Taxes

We may deduct a charge for premium taxes. Premium taxes vary from state to state and are subject to change. In many jurisdictions, there is no tax at all. Various states and other governmental entities levy a premium tax, currently ranging from .5% to 3.5%, on annuity contracts issued by insurance companies. If premium taxes are applicable to a Contract, they will be deducted, depending on when such taxes are paid to the taxing authority, either (a) from premiums as they are received, or (b) from the Accumulated Value upon (i) a partial or total surrender of the Contract or (ii) application of the Accumulated Value to a settlement option at the Annuity Commencement Date.

Other Taxes

Currently, no charge will be made against the Variable Account for Federal income taxes. We may, however, make such a charge in the future if income or gains within the Variable Account will result in any Federal income tax liability to us. Charges for other taxes, if any, attributable to the Variable Account may also be made. See Federal Tax Status.

Sufficiency of Charges

If the amount of all charges assessed in connection with the Contracts as described above is not enough to cover all expenses incurred in connection therewith, we will bear the loss. Any such expenses borne by us will be paid out of our general account which may include, among other things, proceeds derived from mortality and expense risk charges deducted from the Variable Account. Conversely, if the amount of such charges proves more than enough, we will retain the excess.

ANNUITY PROVISIONS

Annuity Commencement Date

The Annuity Commencement Date is the date on which we begin paying you your Contract’s annuity income. This date is based on the maturity age which you specify in your application. You may change the Annuity Commencement Date by giving us notice in writing or by telephone before the Annuity Commencement Date currently in effect and the new Annuity Commencement Date. The new date selected must satisfy our requirements for an Annuity Commencement Date and any requirements that may be imposed by the state in which your Contract was issued. At the Annuity Commencement Date stated in your Contract, we may, at our discretion, allow you to extend the Annuity Commencement Date.

Your Contract provides for a death benefit if the Annuitant dies before the Annuity Commencement Date. After the Annuity Commencement Date, amounts payable, if any, depend on the terms of the Settlement option.

Annuity Proceeds

The proceeds available on the Annuity Commencement Date will be the amount provided by surrendering your Contract’s Accumulated Value on that date. If the Annuity Commencement Date occurs within the first six Contract Years, surrender charges will be deducted from the Accumulated Value if they apply. Premium taxes will also be deducted if they apply. See Charges and Deductions—Premium Taxes.

We will pay you the proceeds at maturity according to the annuity settlement option which you select. However, we will pay the proceeds in a single sum if the Accumulated Value on the Annuity Commencement Date is less than $2,000 or if you elect to receive the proceeds in a single sum. If we pay you proceeds in a single sum, your Contract will terminate on the Annuity Commencement Date.

If you have not selected either a settlement option or a single sum payment by the Annuity Commencement Date, we will pay proceeds of $2,000 or more using a fixed annuity, life income with 10-year guarantee period.

Settlement Options

You may elect to have proceeds paid to you under an annuity settlement option or a combination of options. Under each option, you may choose whether annuity payments are to be made on a fixed or variable basis.

We reserve the right to limit the number of allocations to subaccounts. In addition, the following subaccounts are not available when receiving annuity payments:

♦	Thrivent Aggressive Allocation Subaccount

♦	Thrivent Moderately Aggressive Allocation Subaccount

♦	Thrivent Moderate Allocation Subaccount

♦	Thrivent Moderately Conservative Allocation Subaccount

♦	Thrivent Partner Mid Cap Value Subaccount

♦	Thrivent Partner Healthcare Portfolio

♦	Thrivent Natural Resources Portfolio

♦	Thrivent Partner Emerging Markets Equity Portfolio

♦	Thrivent Partner Worldwide Allocation Portfolio

♦	Thrivent Partner Socially Responsible Stock Portfolio

♦	Thrivent Partner All Cap Growth Portfolio

♦	Thrivent Partner All Cap Value Portfolio

♦	Thrivent Equity Income Plus Portfolio

The fixed annuity settlement options available to you are described in your Contract but are not summarized here. The variable annuity settlement options which your Contract offers are as follows:

♦	Option 3V—Income for a Fixed Period. Under this option, we pay an annuity income for a fixed number of years, not to exceed 30.

♦	Option 4V—Life Income with Guaranteed Period. Under this option, we pay an annuity income for the lifetime of the payee. If the payee dies during the guaranteed period, payments will be

ANNUITY PROVISIONS

continued to the end of that period and will be paid to the beneficiary. You may select a guaranteed period of 10 or 20 years. You may not revoke or change the option once annuity payments begin.

In addition to these options, proceeds may be paid under any other settlement option agreeable to us.

Frequency of Annuity Payments

Annuity payments under a settlement option will be paid at monthly intervals unless you and we agree to a different payment schedule. If annuity payments would be or become less than $25 ($20 for Contracts issued in the state of Texas) if a single settlement option is chosen, or $25 ($20 for Contracts issued in the state of Texas) on each basis if a combination of variable and fixed options is chosen, we may change the frequency of payments to intervals that will result in payments of at least $25 ($20 for Contracts issued in the state of Texas) each from each option chosen.

Amount of Variable Annuity Payments

The amount of the first variable annuity payment is determined by applying the proceeds to be paid under a particular settlement option to the annuity table in the Contract for that option. The table shows the amount of the initial annuity payment for each $1,000 applied.

Subsequent variable annuity payments vary in amount according to the investment experience of the selected Subaccount(s). Assuming annuity payments are based on the unit values of a single Subaccount, the dollar amount of the first annuity payment (as determined above) is divided by the Annuity Unit Value as of the Annuity Commencement Date to establish the number of Annuity Units representing each annuity payment. This number of Annuity Units remains fixed during the annuity payment period. The dollar amount of the second and subsequent variable annuity payments is not predetermined and may change from payment to payment. The dollar amount of the second and each subsequent variable annuity payment is determined by multiplying the fixed number of Annuity Units by the Annuity Unit Value with respect to such Subaccount at the end of the last Valuation Date of the period with respect to which the payment is due. See Subaccount Annuity Unit Value below. If the payment is based upon the Annuity Unit Values of more than one Subaccount, the procedure described here is repeated for each applicable Subaccount and the sum of the payments based on each Subaccount is the amount of the annuity payment.

The annuity tables in the Contracts are based on the mortality table specified in the Contract. Under these tables, the longer the life expectancy of the Annuitant under any life annuity option or the duration of any period for which payments are guaranteed under the option, the smaller will be the amount of the first monthly variable annuity payment. We guarantee that the dollar amount of each variable annuity payment after the first payment will not be affected by variations in expenses or in mortality experience from the mortality assumptions used to determine the first payment.

Subaccount Annuity Unit Value

A Subaccount’s Annuity Unit Value is used to determine the dollar value of annuity payments based on Annuity Units of the Subaccount. Annuity Unit Values may increase or decrease during each Valuation Period. We re-determine the Annuity Unit Value for each Subaccount at the end of each Valuation Period. The initial Annuity Unit Value for a Subaccount was equal to the initial Accumulation Unit Value for that Subaccount. At the end of any subsequent Valuation Period, each Subaccount’s Annuity Unit Value is equal to (a) x (b) x (c) where:

(a)	Is that Subaccount’s Annuity Unit Value at the end of the immediately preceding Valuation Period.

(b)	Is that Subaccount’s Net Investment Factor for the current Valuation Period. See The Contract—Subaccount Valuation—Net Investment Factor described earlier in this Prospectus.

(c)	Is a discount factor equivalent to an assumed investment earnings rate of 3.5% per year.

GENERAL PROVISIONS

Entire Contract

Your entire insurance Contract is comprised of:

♦	the Contract including any attached riders, endorsements or amendments;

♦	the application attached to the Contract.

Postponement of Payments

We may defer payment of any surrender, death benefit or annuity payment amounts that are in the Variable Account if:

(1)	The New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC; or

(2)	An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account’s net assets. Transfers and allocations of Accumulated Value to and from the Subaccounts of the Variable Account may also be postponed under these circumstances.

If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Purchase Payments

Your payment must be in U.S. dollars drawn on a U.S. Bank. Thrivent does not accept cash, starter checks (checks without pre-printed registration), traveler’s checks, credit card courtesy checks or most third-party checks. If you pay a premium by check, we require a reasonable time for that check to clear your bank before such funds would be available to you. This period of time will not exceed 15 days.

Date of Receipt

Except as otherwise stated herein, the date of our receipt of any Written Notice, premium payment, telephonic instructions or other communication is the actual date it is received at our Service Center, in proper form unless received (1) after the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern Time), or (2) on a date which is not a Valuation Day. In either of these two cases, the date of receipt will be deemed to be the next Valuation Day.

Anti-Money Laundering

In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of federal law. Among other things, this program requires us, our financial representatives and customers to comply with certain procedures and standards that serve to ensure that our customers’ identities are properly verified and that premiums are not derived from improper sources. We reserve the right to verify any information received by accessing information maintained in databases internally or externally.

Applicable laws designed to prevent terrorist financing and money laundering might in certain circumstances, require us to block certain transactions until we receive authorization from the appropriate regulator.

Our anti-money laundering program is subject to change without notice to account for changes in applicable laws or regulations. We may also make changes as a result of our ongoing assessment of exposure to illegal activity.

Reports to Contract Owners

At least once each year we will send you a report showing the value of your Contract. The report will include the Accumulated Value and any additional information required by law. Values shown will be for a

GENERAL PROVISIONS

date no more than two months prior to the date we mail the report. We will mail your report to your last known address unless prior mailings have been returned undeliverable to us. We will make a reasonable effort in these situations to locate you in order to continue mailing your report and other related documents. Please notify the Service Center if your address has changed.

State Variations

Any state variations in the Contracts are covered in a special policy form for use in that state. This Prospectus provides a general description of the Contracts. Your actual Contract (including the application) and any endorsements, along with our Bylaws, are the controlling documents.

Gender Neutral Benefits

In 1983, the U.S. Supreme Court held in Arizona Governing Committee v. Norris that the application of sex-distinct actuarial tables to employees based upon their gender in calculating the amount of retirement benefits violates Title VII of the Civil Rights Act of 1963. Because of this decision, employer-sponsored retirement plans may not use sex-distinct actuarial annuity rates in determining benefits.

Generally, annuity payments described in this Prospectus are determined using sex-distinct actuarial tables based on the Annuitant’s gender. However, annuity payments will be based on a gender neutral basis for the following:

♦	Contracts used in an employer sponsored retirement plan;

♦	Contracts issued in Massachusetts (beginning January 1, 2009); and

♦	Contracts issued in Montana (beginning October 1, 1985).

Contract Inquiries

You may make inquiries regarding the Contract by writing or calling our Service Center at 1-800-THRIVENT (1-800-847-4836).

FEDERAL TAX STATUS

General

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address any federal estate or gift tax consequences, or any state or local tax consequences, associated with the Contract. In addition, we make no guarantee regarding any tax treatment—federal, state, or local—of any Contract or any transaction involving a Contract.

Tax Status of the Variable Account

The Variable Account is not separately taxed as a “regulated investment company” under the Code, but rather is treated as our separate account. Under current law, both the investment income and realized capital gains of the Variable Account (i.e., the income and capital gains distributed to the Variable Account by the

FEDERAL TAX STATUS

Fund) are reinvested without taxation to us. However, we reserve the right in the future to make a charge against the Variable Account or the Accumulated Value of a Contract for any federal, state, or local income taxes that we incur and determine to be attributable to the Variable Account or the Contract.

Taxation of Annuities in General

The following discussion assumes that the Contract is not used in connection with a Qualified Plan.

Tax Deferral During Accumulation Period

In general, under current law, an increase in a Contract’s Accumulated Value is not taxable to the Contract Owner until received, either in the form of annuity income payments as contemplated by the Contract or in some other form of distribution. However, this rule applies only if: (1) the investments of the Variable Account are “adequately diversified” in accordance with Treasury Department regulations; (2) the Company, rather than the Contract Owner, is considered the owner of the assets of the Variable Account for federal income tax purposes; (3) the Contract Owner is an individual (or an individual is treated as the Contract Owner for tax purposes); and (4) the Contract’s Annuity Date is not unduly delayed.

Diversification Requirements

The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be “adequately diversified.” If the Variable Account fails to comply with these rules, the Contract will not be treated as an annuity Contract for federal income tax purposes, and so the interest or earnings credited to the Contract’s Accumulated Value in any year will be includible in the Contract Owner’s income that year for federal tax purposes. We expect that the Variable Account, through the Fund, will comply with these rules.

Ownership Treatment

In certain circumstances, variable annuity Contract Owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account used to support their Contracts. In those circumstances, the account’s income and gains would be currently includible in the Contract Owners’ gross income. The Internal Revenue Service (the “IRS”) has stated in published rulings that a variable Contract Owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets.

The ownership rights under the Contract are similar to, but different in certain respects from, the ownership rights described in IRS rulings in which the Contract Owners were determined not to be the owners of the assets of a segregated asset account. For example, the Contract Owner has the choice of more investment options to which to allocate premium payments and the Accumulated Value than were addressed in those rulings. These differences could result in the Contract Owner being treated as the owner of all or a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets. In addition, we do not know what standards will be set forth in any further regulations or rulings which the Treasury Department or the IRS may issue. We therefore reserve the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners or the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

Contracts Not Owned by Individuals

As a general rule, Contracts held by “nonnatural persons” such as a corporation, trust, or other similar entity are not treated as annuity Contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is

FEDERAL TAX STATUS

received or accrued by the Contract Owner during the taxable year. However, this rule generally will not apply to a Contract held by a trust or other entity which holds the Contract as an agent for a natural person. In addition, this rule will not apply to: (1) a Contract acquired by the estate of a decedent by reason of the death of the decedent; (2) Contracts used in connection with certain Qualified Plans; (3) Contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain Contracts used in connection with structured settlement agreements; and (5) a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity income period.

The remainder of this discussion assumes that the Contract will be treated as an annuity Contract for federal income tax purposes.

Taxation of Partial and Full Surrenders

In the case of a partial surrender, the amount received is generally includible in income for federal tax purposes to the extent that the Accumulated Value of the Contract, before the partial surrender, exceeds the “investment in the Contract.” In the case of a full surrender, the amount received is includible in income to the extent that it exceeds the investment in the Contract. For these purposes, the investment in the Contract at any time equals the total of the premium payments made under the Contract up to that time less any amounts previously received from the Contract which were excludable from income. All amounts includible in income with respect to the Contract are taxed as ordinary income; no amounts are taxed at the lower rates currently applicable to long-term capital gains and corporate dividends.

Taxation of Annuity Income Payments

Normally, the portion of each annuity income payment includible in income for federal tax purposes is the excess of the payment over an exclusion amount. In the case of variable income payments, this exclusion amount is the investment in the Contract (defined above) allocated to the Variable Account when payments begin, adjusted for any period certain or refund feature, divided by the number of payments expected. In the case of fixed income payments, the exclusion amount is determined by multiplying (1) the payment, by (2) the ratio of the investment in the Contract allocated to our Fixed Account, adjusted for any period certain or refund feature, to the total expected amount of annuity income payments. For this purpose, the expected number or amount of annuity income payments is determined by Treasury Department regulations which take into account the Annuitant’s life expectancy and the form of annuity benefit selected.

Once the total amount of the investment in the Contract is excluded using the above formulas, annuity income payments will be fully taxable. If annuity income payments cease because of the death of the Annuitant and before the total amount of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction.

Beginning in 2013, income from annuities will be subject to the Medicare Tax on Investment Income. This tax will be imposed on individuals with a modified adjusted gross income (MAGI) of more than $200,000 and joint filers with an MAGI of more than $250,000. Generally, the tax rate will be 3.8% of the lesser of the net investment income or the amount the MAGI exceeds the threshold amount.

There may be special income tax issues present in situations where the Contract Owner and the Annuitant are not the same person and are not married to one another. In such situations a tax advisor should be consulted.

FEDERAL TAX STATUS

Tax Treatment of Death Benefit

Prior to the Annuity Date, we may distribute amounts from a Contract because of the death of a Contract Owner or, in certain circumstances, the death of the Annuitant. If distributed in a lump sum, such death benefit proceeds are includible in income in the same manner as a full surrender, or if distributed under an annuity income option, such proceeds are includible in the same manner as annuity income payments.

After the Annuity Date, where a guaranteed period exists under a life income option and the Annuitant dies before the end of that period, payments made to the beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, the payment is includible to the extent that it exceeds the unrecovered investment in the Contract; or (2) if distributed in accordance with the existing annuity income option, they are fully excluded from income until the remaining investment in the Contract is deemed to be recovered, and all payments thereafter are fully includible in income.

Assignments, Pledges, and Gratuitous Transfers

Any assignment or pledge of (or agreement to assign or pledge) any portion of the Accumulated Value of the Contract is treated for federal income tax purposes as a surrender of such amount or portion. The investment in the Contract is increased by the amount includible in income with respect to such an assignment or pledge. If a Contract Owner transfers a Contract without adequate consideration to a person other than the Owner’s spouse (or a former spouse incident to divorce), the Owner must include in income the difference between the Contract’s Accumulated Value and the investment in the Contract at the time of the transfer. In such a case, the transferee’s investment in the Contract is increased to reflect the amount includible in the transferor’s income.

Penalty Tax on Premature Distributions

Technically, the amount of any payment from the Contract that is includible in income is subject to a 10% penalty tax. However, this penalty tax does not apply to any payment: (1) received on or after the Contract Owner attains age 59 1/2; (2) attributable to the Contract Owner’s becoming disabled (as defined in the tax law); (3) made on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant (as defined in the tax law); (4) that is part of a series of substantially equal periodic payments, not less frequently than annually, for the life or life expectancy of the Contract Owner or the joint lives or joint life expectancies of the Contract Owner and a designated beneficiary (as defined in the tax law); or, (5) made under a Contract purchased with a single premium payment when the annuity starting date is no later than one year from the purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period. For the purposes of substantially equal periodic payments, if there is a significant modification of the payment schedule before the later of the taxpayer reaching age 59 1/2 or the expiration of five years from the time the payment starts, the taxpayer’s income shall be increased by the amount of tax and deferred interest that otherwise would have been incurred.

Aggregation of Contracts

In certain circumstances, the IRS may determine the amount of any distribution from the Contract that is includible in income by combining some or all of the annuity Contracts a person owns. For example, if a person purchases a Contract and also purchases at approximately the same time an immediate annuity issued by us, the IRS may treat the two Contracts as one Contract. Similarly, if a person transfers part of his or her interest in one annuity Contract to purchase another annuity Contract, the IRS might treat the two Contracts as one Contract. In addition, if a person purchases two or more Contracts from us (or an affiliate) during any calendar year, all such Contracts will be treated as one Contract for purposes of determining the amount of any full or partial surrender

FEDERAL TAX STATUS

that is includible in income. The effects of such aggregation are not always clear; however, such aggregation could affect the amount of a surrender or an annuity payment that is taxable and the amount which might be subject to the 10% penalty tax described above.

Exchanges of Annuity Contracts

We may issue the Contract in exchange for all or part of another annuity Contract. Such an exchange will be income tax free if certain requirements are satisfied (a 1035 Exchange). If the exchange is tax free, the investment in the Contract immediately after the exchange will generally be the same as that of the annuity Contract exchanged, increased by any additional premium payment made as part of the exchange. If part of an existing contract is exchanged for the Contract, the IRS might treat the two Contracts as one annuity contract in certain circumstances. (See “Aggregation of Contracts.”) You should consult your tax advisor in connection with an exchange of all or part of an annuity Contract for the Contract.

Qualified Plans

The Contracts also are designed for use with several types of Qualified Plans. When used in Qualified Plans, deferred annuities like the Contracts do not offer additional tax-deferral benefits, but annuities offer other product benefits to investors in Qualified Plans. Participants under such Qualified Plans as well as Contract Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves regardless of the terms and conditions of the Contracts issued in connection with them. Those who intend to use the Contract in connection with Qualified Plans should seek competent advice.

The tax rules applicable to Qualified Plans, and to a Contract when used in connection with a Qualified Plan, vary according to the type of plan and the terms and conditions of the plan itself, and they take precedence over the general annuity tax rules described above. For example, for full surrenders, partial surrenders, and annuity income payments under Contracts used in Qualified Plans, there may be no “investment in the Contract,” with the result that the total amount received may be includible in income. The includible amount is taxed at ordinary income tax rates, and a 10% penalty tax also may apply. Exceptions to this penalty tax vary depending on the type of Qualified Plan involved; in the case of an Individual Retirement Annuity (discussed below), exceptions comparable to those described above are available.

The following briefly describes certain types of Qualified Plans in connection with which we may issue a Contract.

Individual Retirement Accounts and Annuities. Section 408 of the Code permits eligible individuals to contribute to an Individual Retirement Account or an Individual Retirement Annuity (collectively known as an “IRA”). IRAs are subject to limits on the amounts that may be contributed and deducted, on the persons who may be eligible to do so, and on the time when distributions may commence. Also, subject to certain requirements discussed below, you may “roll over” distributions from certain Qualified Plans on a tax-deferred basis into an IRA.

Roth IRAs. Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a “Roth IRA.” Roth IRAs are generally subject to the same rules as non-Roth IRAs, but differ in several respects. Among the differences is that, although contributions to a Roth IRA are not deductible, “qualified distributions” (those that satisfy certain waiting and use requirements) from a Roth IRA will be excludable from income. Subject to certain restrictions, a distribution from an eligible employer-sponsored qualified plan may be moved directly to a Roth IRA. This movement is called a “qualified rollover contribution.”

FEDERAL TAX STATUS

Section 403(b) Plans. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational, and scientific organizations to have their employers purchase annuity Contracts for them and, subject to certain limitations, to exclude the amount of premium payments from income for federal tax purposes. Subject to plan provisions, distributions from a Contract purchased under section 403(b) may be paid only when the employee reaches age 59 1/2, separates from service, dies, or becomes disabled, the 403(b) plan terminates, or in the case of financial hardship. As a result, the Contract Owner will not be entitled to exercise the surrender rights described under the heading “The Contracts—Surrender (Redemption)” unless one of the above conditions is satisfied. For contracts maintained pursuant to an employer sponsored 403(b) plan, we may require the employer’s signature to process any requests for withdrawal, surrender, rollover or transfers to another contract.

Direct Rollovers

If your Contract is purchased under section 403(b) of the Code or is used in connection with certain other Qualified Plans, any “eligible rollover distribution” from the Contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is any taxable distribution from certain Qualified Plans (including from a Contract purchased under section 403(b)) excluding amounts such as minimum distributions required under the Code. Under these requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the Owner cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply if the distribution is directly rolled over to an IRA or to another eligible retirement plan.

Federal Income Tax Withholding

We will withhold and remit to the federal government a part of the taxable portion of each distribution made under a Contract unless the payee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, we may be required to withhold tax. The withholding rates applicable to the taxable portion of annuity income payments (other than eligible rollover distributions made in connection with Qualified Plans) are the same as the withholding rates generally applicable to payments of wages. Further, a 10% withholding rate applies to the taxable portion of non-periodic payments (including partial and full surrenders), and as discussed above, the withholding rate applicable to eligible rollover distributions is 20%. Whether or not federal income tax is withheld, the Contract Owner (or other applicable taxpayer) remains liable for payment of federal income tax on Contract distributions.

VOTING RIGHTS

To the extent required by law, we will vote the Fund’s shares held in the Variable Account at regular and special shareholder meetings of the Fund in accordance with instructions received from persons having voting interests in the corresponding Subaccounts of the Variable Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result we determine that it is permitted to vote the Fund’s shares in our own right, we may elect to do so.

Before the Annuity Commencement Date, the Contract Owner shall have the voting interest with respect to shares of the Fund attributable to the Contract. On and after the Annuity Commencement Date, the person entitled to receive annuity payments shall have the

VOTING RIGHTS

voting interest with respect to such shares, which voting interest will generally decrease during the annuity period.

The number of votes which a Contract Owner or person entitled to receive annuity payments has the right to instruct will be calculated separately for each Subaccount. The number of votes which each Contract

Owner has the right to instruct will be determined by dividing a Contract’s Accumulated Value in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. The number of votes which each person entitled to receive annuity payments has the right to instruct will be determined by dividing the Contract’s reserves in a Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted. The number of votes of the Portfolio which the Contract Owner or person entitled to receive annuity payments has right to instruct will be determined as of the date coincident with the date established by the Portfolio for Investment Mgt. are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

Any Portfolio shares held in the Variable Account for which we do not receive timely voting instructions, or which are not attributable to Contract Owners, will be voted by us in proportion to the instructions received from all Contract Owners. Any Portfolio shares held by us or our affiliates in general accounts will, for voting purposes, be allocated to all separate accounts of our and our affiliates having a voting interest in that Portfolio in proportion to each such separate account’s votes. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast.

Each person having a voting interest in a Subaccount will receive proxy materials, reports and other materials relating to the appropriate Portfolio.

SALES AND OTHER AGREEMENTS

Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and acts as principal underwriter and distributor of the Contracts pursuant to a distribution agreement with us. Thrivent Investment Management Inc. also acts as the distributor of a number of other variable annuity and variable life insurance contracts we offer.

The financial representative in this transaction is a duly licensed registered representative of Thrivent Investment Management Inc. and is also an appointed insurance agent of Thrivent Life. The financial representative receives commissions and other incentives, which may be substantial, from Thrivent Life in return for serving as its agent for the sale of the Contracts. This compensation is separate from, and in addition to, any fee you may be paying for investment advisory services, including financial planning services, and may vary depending on the size of the Contract purchased, the total number of insurance contracts or annuity contracts sold by the financial representative, and other factors including whether you currently own a product sold by Thrivent Financial (Thrivent Life is a wholly-owned subsidiary of Thrivent Financial) or our affiliates. The commissions that the financial representative receives typically will increase as the size of the Contract increases, but will not result in any charge to you in addition to the charges already described in this Prospectus. (Commissions and other incentives are described below.) As a result, the financial representative may have a conflict of interest if he or she is acting as your representative for investment advisory services and acting as an agent of ours for purposes of the sale of the Contract.

Our financial representatives sell almost exclusively insurance and annuity products of Thrivent Financial

SALES AND OTHER AGREEMENTS

(Thrivent Life does not currently sell any new insurance or annuity products). It is more profitable for us and our affiliates if members purchase product issued by us instead of those issued by other insurance companies. As a result, we have a financial interest in the sale of the Contract, and an incentive to recommend that you purchase a contract issued by Thrivent Financial instead of a contract issued by another company. Sales of Thrivent Financial insurance products, which include variable annuity and variable life insurance contracts, helps support our mission of service to congregations and communities. This gives both the organization and our members an opportunity to promote volunteerism, aid those in need, strengthen non-profit organizations and address critical community needs.

In addition, compensation varies by product type. As a result, your financial representative in this transaction may have a financial incentive to recommend that you purchase one product instead of another.

From time to time and in accordance with applicable laws and regulations, financial representatives are eligible for various incentives. These include cash incentives such as bonuses and sales incentives, and non-cash incentives such as conferences, seminars and trips. Sales of Contracts may help the financial representative in this transaction and/or his or her supervisors qualify for such incentives. Compensation consists of commissions, bonuses and promotional incentives. Commissions range from 0.50% to 3.50% of premiums paid into the Contract. Commission rates are based upon the age of the annuitant at the time the premium is paid. Your financial representative may receive cash bonuses ranging from 0% to 50% of base commissions, if eligible. Your financial representative may receive asset-based compensation ranging from 0% to 0.30% of Accumulated Value, if eligible.

In addition to commissions, we may pay or provide other promotional incentives. If, in the case of a full surrender, we persuade you to retain your Contract instead of surrendering it, your financial representative may be eligible for a retention bonus. Financial representatives may be eligible for promotional incentives depending on the level of their sales of these Contracts as well as the other products we offer. These promotional incentives may include, but are not limited to:

♦	sponsorship of marketing, educational, compliance meetings and conferences, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;

♦	marketing support related to sales of the Contract including for example, the creation of marketing materials and advertising; and

♦	providing services to Contract Owners.

These promotional incentives or reimbursements may be calculated as a percentage of the financial representative’s total assets attributable to sales of the Contract or may be a fixed dollar amount. This additional compensation may provide an incentive for the financial representative to favor the Contracts over other products.

In addition, our home office employees, as well as our field management personnel who manage our financial representatives, are eligible to receive incentive compensation, based on the amount of sales by the financial representatives of ours and others insurance and annuity products.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither Thrivent Life nor Thrivent Investment Management Inc. is involved in any litigation that is of material importance in relation to their financial condition or that relates to the Variable Account.

FINANCIAL STATEMENTS

Financial statements of the Variable Account and Thrivent Life are contained in the Statement of Additional Information.

STATEMENT OF ADDITIONAL INFORMATION

TABLE OF CONTENTS

♦ Introduction
♦ Administration of the Contracts
♦ Principal Underwriter
♦ Standard and Poor’s Disclaimer
♦ Independent Registered Public Accounting Firm and Financial Statements

You may obtain a copy of the SAI and all other documents required to be filed with the SEC without charge by calling us at 1-800-THRIVENT (1-800-847-4836), going online at thrivent.com, or by writing us at Thrivent Financial for Lutherans, 4321 North Ballard Road, Appleton, Wisconsin, 54919-0001.

You may obtain copies of the prospectus, SAI, annual report and all other documents required to be filed with the Securities and Exchange Commission at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the public reference room may be obtained by calling (202) 551-8090. Reports and other information about TLIC Variable Annuity Account A are available on the Commission’s web site at www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing to the Public Reference Section of the Commission, U.S. Securities & Exchange Commission, 100 F Street, N.E., Washington, DC 20549.

TLIC VARIABLE ANNUITY ACCOUNT A

1933 Act Registration No. 33-15974

1940 Act Registration No. 811-5242

Please send me the Statement of Additional Information (SAI) for the: FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY (TLIC VARIABLE ANNUITY ACCOUNT A)

(Name)		(Date)

(Street Address)

(City)	(State)	(Zip Code)

APPENDIX A—CONDENSED FINANCIAL INFORMATION

The following tables show the historical performance of Accumulation Unit Values for each of the previous years ending December 31, for which the relevant Subaccount has been in existence. The date on which operations commenced in each price level is noted in parentheses. This information is derived from the financial statements of the Variable Account and should be read in conjunction with the financial statements, related notes and other financial information of the Variable Account included in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by contacting us at 1-800-THRIVENT (1-800-847-4836) or visiting our website at www.thrivent.com.

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.24	$12.89	$11.09	$8.58	$13.82	$12.78	$11.36	$10.00	$—	$—
value at end of period	$13.59	$12.24	$12.89	$11.09	$8.58	$13.82	$12.78	$11.36	$—	$—
number outstanding at end of period (000 omitted)	2,637	3,008	3,286	3,449	3,534	3,381	2,795	830	—	—

Thrivent Moderately Aggressive Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.31	$12.81	$11.22	$8.74	$13.27	$12.45	$11.13	$10.00	$—	$—
value at end of period	$13.74	$12.31	$12.81	$11.22	$8.74	$13.27	$12.45	$11.13	$—	$—
number outstanding at end of period (000 omitted)	11,206	12,079	12,556	13,344	13,475	13,482	9,260	2,550	—	—

Thrivent Moderate Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.55	$12.82	$11.40	$9.09	$12.71	$12.04	$10.92	$10.00	$—	$—
value at end of period	$13.87	$12.55	$12.82	$11.40	$9.09	$12.71	$12.04	$10.92	$—	$—
number outstanding at end of period (000 omitted)	17,800	19,355	19,981	20,408	20,661	20,599	14,203	3,625	—	—

Thrivent Moderately Conservative Allocation Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.53	$12.65	$11.48	$9.47	$12.06	$11.55	$10.66	$10.00	$—	$—
value at end of period	$13.58	$12.53	$12.65	$11.48	$9.47	$12.06	$11.55	$10.66	$—	$—
number outstanding at end of period (000 omitted)	7,691	8,206	8,427	8,566	8,589	8,376	5,352	1,432	—	—

Thrivent Partner Technology Subaccount (April 30, 2002)[1]
Accumulation unit:
value at beginning of period	$10.93	$12.68	$10.26	$6.62	$12.96	$11.80	$11.55	$11.26	$10.86	$7.25
value at end of period	$13.09	$10.93	$12.68	$10.26	$6.62	$12.96	$11.80	11.55	$11.26	$10.86
number outstanding at end of period (000 omitted)	144	147	182	194	190	249	232	283	352	315

Thrivent Partner Healthcare Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$11.38	$11.96	$10.88	$8.89	$10.00	$—	$—	$—	$—	$—
value at end of period	$13.59	$11.38	$11.96	$10.88	$8.89	$—	$—	$—	$—	$—
number outstanding at end of period (000 omitted)	137	129	146	124	94	—	—	—	—	—

Thrivent Natural Resources Subaccount (April 30, 2008)[2]
Accumulation unit:
value at beginning of period	$8.02	$9.30	$8.09	$5.69	$10.00	$—	$—	$—	$—	$—
value at end of period	$7.68	$8.02	$9.30	$8.09	$5.69	$—	$—	$—	$—	$—
number outstanding at end of period (000 omitted)	250	315	264	276	165	—	—	—	—	—

1 Formerly known as Thrivent Technology Subaccount.

2 Formerly known as Thrivent Partner Natural Resources Subaccount.

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Partner Emerging Markets Equity Subaccount (April 30, 2008)[1]
Accumulation unit:
value at beginning of period	$10.75	$12.19	$9.68	$5.60	$10.00	$—	$—	$—	$—	$—
value at end of period	$13.39	$10.75	$12.19	$9.68	$5.60	$—	$—	$—	$—	$—
number outstanding at end of period (000 omitted)	218	235	264	172	61	—	—	—	—	—

Thrivent Real Estate Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$22.72	$21.11	$16.73	$13.10	$21.11	$25.66	$19.33	$17.26	$12.91	$10.00
value at end of period	$26.41	$22.72	$21.11	$16.73	$13.10	$21.11	$25.66	$19.33	$17.26	$12.91
number outstanding at end of period (000 omitted)	363	416	503	587	740	946	1,360	1,584	1,405	625

Thrivent Partner Small Cap Growth Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$13.28	$13.97	$10.96	$8.22	$14.64	$13.64	$12.25	$11.92	$10.82	$7.61
value at end of period	$14.67	$13.28	$13.97	$10.96	$8.22	$14.64	$13.64	$12.25	$11.92	$10.82
number outstanding at end of period (000 omitted)	208	264	277	299	341	489	558	698	830	915

Thrivent Partner Small Cap Value Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$22.81	$23.53	$19.27	$14.96	$20.73	$21.18	$17.62	$16.99	$14.05	$10.00
value at end of period	$25.80	$22.81	$23.53	$19.27	$14.96	$20.73	$21.18	$17.62	$16.99	$14.05
number outstanding at end of period (000 omitted)	227	278	335	368	407	530	636	695	664	166

Thrivent Small Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$13.74	$14.68	$11.86	$9.96	$16.12	$15.36	$13.77	$12.79	$10.69	$7.71
value at end of period	$14.87	$13.74	$14.68	$11.86	$9.96	$16.12	$15.36	$13.77	$12.79	$10.69
number outstanding at end of period (000 omitted)	353	437	555	647	735	900	1,097	1,055	728	421

Thrivent Small Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$15.75	$15.83	$12.72	$10.26	$15.05	$15.30	$13.48	$12.70	$10.52	$7.69
value at end of period	$18.06	$15.75	$15.83	$12.72	$10.26	$15.05	$15.30	$13.48	$12.70	$10.52
number outstanding at end of period (000 omitted)	310	372	440	520	612	859	1,110	1,406	1,357	1,004

Thrivent Mid Cap Growth Subaccount (January 30, 1998)
Accumulation unit:
value at beginning of period	$22.95	$24.53	$19.21	$12.87	$22.10	$18.63	$17.34	$15.76	$14.31	$10.64
value at end of period	$25.47	$22.95	$24.53	$19.21	$12.87	$22.10	$18.63	$17.34	$15.76	$14.31
number outstanding at end of period (000 omitted)	2,521	2,901	3,411	3,932	4,582	5,707	7,339	10,004	12,665	9,243

1 Formerly known as Thrivent Partner Emerging Markets Subaccount.

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Partner Mid Cap Value Subaccount (April 29, 2005)
Accumulation unit:
value at beginning of period	$12.86	$13.88	$11.25	$8.60	$13.38	$13.12	$11.46	$10.00	$—	$—
value at end of period	$15.04	$12.86	$13.88	$11.25	$8.60	$13.38	$13.12	$11.46	$—	$—
number outstanding at end of period (000 omitted)	123	155	194	199	221	291	165	75	—	—

Thrivent Mid Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$15.35	$16.56	$13.33	$9.69	$16.54	$15.82	$14.11	$12.25	$10.57	$8.08
value at end of period	$17.35	$15.35	$16.56	$13.33	$9.69	$16.54	$15.82	$14.11	$12.25	$10.57
number outstanding at end of period (000 omitted)	417	501	644	760	901	1,211	1,437	1,205	577	301

Thrivent Mid Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$16.10	$16.65	$13.37	$9.89	$15.69	$14.74	$13.57	$12.22	$10.67	$8.00
value at end of period	$18.69	$16.10	$16.65	$13.37	$9.89	$15.69	$14.74	$13.57	$12.22	$10.67
number outstanding at end of period (000 omitted)	330	356	463	544	647	904	1,116	1,416	1,331	964

Thrivent Partner Worldwide Allocation Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$7.68	$8.83	$7.87	$6.05	$10.00	$—	$—	$—	$—	$—
value at end of period	$9.01	$7.68	$8.83	$7.87	$6.05	$—	$—	$—	$—	$—
number outstanding at end of period (000 omitted)	4,444	525	626	525	244	—	—	—	—	—

Thrivent Partner Socially Responsible Stock Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$9.84	$10.13	$8.66	$6.45	$10.00	$—	$—	$—	$—	$—
value at end of period	$11.32	$9.84	$10.13	$8.66	$6.45	$—	$—	$—	$—	$—
number outstanding at end of period (000 omitted)	33	28	28	18	7	—	—	—	—	—

Thrivent Partner All Cap Growth Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.98	$9.77	$7.89	$5.30	$10.00	$—	$—	$—	$—	$—
value at end of period	$9.87	$8.98	$9.77	$7.89	$5.30	$—	$—	$—	$—	$—
number outstanding at end of period (000 omitted)	94	126	108	100	37	—	—	—	—	—

Thrivent Partner All Cap Value Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.08	$9.09	$7.73	$5.54	$10.00	$—	$—	$—	$—	$—
value at end of period	$8.93	$8.08	$9.09	$7.73	$5.54	$—	$—	$—	$—	$—
number outstanding at end of period (000 omitted)	38	63	63	70	53	—	—	—	—	—

Thrivent Partner All Cap Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$10.67	$11.33	$9.85	$7.75	$13.73	$11.53	$10.10	$8.63	$7.67	$6.82
value at end of period	$12.11	$10.67	$11.33	$9.85	$7.75	$13.73	$11.53	$10.10	$8.63	$7.67
number outstanding at end of period (000 omitted)	509	604	721	876	1,053	1,428	1,548	1,590	1,515	1,721

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Large Cap Growth Subaccount (March 8, 1988)
Accumulation unit:
value at beginning of period	$52.11	$55.62	$50.79	$36.32	$63.31	$54.83	$51.94	$49.07	$46.08	$35.70
value at end of period	$61.42	$52.11	$55.62	$50.79	$36.32	$63.31	$54.83	$51.94	$49.07	$46.08
number outstanding at end of period (000 omitted)	3,968	4,547	5,319	6,261	7,363	9,084	11,769	15,648	19,203	22,162

Thrivent Partner Growth Stock Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$12.60	$12.93	$11.21	$7.92	$13.83	$12.80	$11.43	$10.87	$10.00	$7.71
value at end of period	$14.78	$12.60	$12.93	$11.21	$7.92	$13.83	$12.80	$11.43	$10.87	$10.00
number outstanding at end of period (000 omitted)	421	466	603	708	923	1,304	1,530	1,967	2,138	1,847

Thrivent Large Cap Value Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$11.73	$12.24	$10.99	$9.17	$14.12	$13.64	$11.61	$10.97	$9.72	$7.73
value at end of period	$13.64	$11.73	$12.24	$10.99	$9.17	$14.12	$13.64	$11.61	$10.97	$9.72
number outstanding at end of period (000 omitted)	1,773	2,178	2,685	3,186	3,881	5,116	6,185	7,245	6,911	5,813

Thrivent Large Cap Stock Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$10.32	$10.94	$9.98	$7.91	$12.83	$12.06	$10.89	$10.46	$9.74	$8.12
value at end of period	$11.73	$10.32	$10.94	$9.98	$7.91	$12.83	$12.06	$10.89	$10.46	$9.74
number outstanding at end of period (000 omitted)	857	1,051	1,332	1,650	2,056	2,728	3,397	7,245	3,439	2,153

Thrivent Large Cap Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$12.39	$12.32	$10.86	$8.70	$13.99	$13.45	$11.79	$11.38	$10.41	$8.21
value at end of period	$14.16	$12.39	$12.32	$10.86	$8.70	$13.99	$13.45	$11.79	$11.38	$10.41
number outstanding at end of period (000 omitted)	716	776	943	1,136	1,415	1,898	2,274	2,932	2,700	1,680

Thrivent Equity Income Plus Subaccount (April 30, 2008)
Accumulation unit:
value at beginning of period	$8.95	$9.27	$8.07	$6.99	$10.00	$—	$—	$—	$—	$—
value at end of period	$10.01	$8.95	$9.27	$8.07	$6.99	$—	$—	$—	$—	$—
number outstanding at end of period (000 omitted)	207	205	107	40	41	—	—	—	—	—

Thrivent Balanced Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$13.78	$13.37	$11.93	$9.91	$13.55	$12.99	$11.79	$11.47	$10.73	$9.26
value at end of period	$15.32	$13.78	$13.37	$11.93	$9.91	$13.55	$12.99	$11.79	$11.47	$10.73
number outstanding at end of period (000 omitted)	379	405	479	581	762	1,008	1,232	1,650	1,792	1,455

Thrivent High Yield Subaccount (March 8, 1988)
Accumulation unit:
value at beginning of period	$40.52	$39.13	$34.53	$24.33	$31.16	$30.66	$28.11	$27.32	$25.08	$19.81
value at end of period	$46.61	$40.52	$39.13	$34.53	$24.33	$31.16	$30.66	$28.11	$27.32	$25.08
number outstanding at end of period (000 omitted)	2,597	2,924	3,421	4,068	4,746	5,921	7,578	9,954	12,332	14,070

Thrivent Diversified Income Plus Subaccount (April 30, 2002)[1]
Accumulation unit:
value at beginning of period	$17.18	$16.98	$14.81	$11.26	$14.83	$15.14	$13.40	$13.08	$12.25	$9.87
value at end of period	$19.45	$17.18	$16.98	$14.81	$11.26	$14.83	$15.14	$13.40	$13.08	$12.25
number outstanding at end of period (000 omitted)	677	496	519	529	609	959	637	471	626	502

1 Formerly known as Thrivent High Yield Subaccount II.

APPENDIX A—CONDENSED FINANCIAL INFORMATION

Year ended Dec. 31,	2012	2011	2010	2009	2008	2007	2006	2005	2004	2003
Thrivent Income Subaccount (March 8, 1988)
Accumulation unit:
value at beginning of period	$39.05	$37.27	$33.78	$28.15	$31.93	$31.10	$29.83	$29.48	$28.46	$26.52
value at end of period	$42.87	$39.05	$37.27	$33.78	$28.15	$31.93	$31.10	$29.83	$29.48	$28.46
number outstanding at end of period (000 omitted)	2,668	3,099	3,705	4,394	5,279	6,664	8,259	10,913	13,495	16,486

Thrivent Bond Index Subaccount (April 30, 2002)
Accumulation unit:
value at beginning of period	$14.92	$13.94	$12.90	$12.02	$12.26	$11.73	$11.40	$11.28	$10.98	$10.71
value at end of period	$15.49	$14.92	$13.94	$12.90	$12.02	$12.26	$11.73	$11.40	$11.28	$10.98
number outstanding at end of period (000 omitted)	506	505	596	683	764	946	1,070	1,346	1,521	1,506

Thrivent Limited Maturity Bond Subaccount (November 30, 2001)
Accumulation unit:
value at beginning of period	$12.58	$12.61	$12.11	$10.74	$11.60	$11.28	$10.91	$10.82	$10.74	$10.39
value at end of period	$12.98	$12.58	$12.61	$12.11	$10.74	$11.60	$11.28	$10.91	$10.82	$10.74
number outstanding at end of period (000 omitted)	1,188	1,355	1,659	1,934	2,295	2,995	3,622	4,574	5,105	5,012

Thrivent Mortgage Securities Subaccount (April 30, 2003)
Accumulation unit:
value at beginning of period	$13.60	$13.16	$11.87	$10.62	$11.30	$10.86	$10.49	$10.40	$10.11	$10.00
value at end of period	$14.26	$13.60	$13.16	$11.87	$10.62	$11.30	$10.86	$10.49	$10.40	$10.11
number outstanding at end of period (000 omitted)	147	146	173	213	253	329	409	521	526	292

Thrivent Money Market Subaccount (February 18, 1988)
Accumulation unit:
value at beginning of period	$1.96	$1.98	$2.00	$2.02	$1.98	$1.91	$1.84	$1.81	$1.81	$1.81
value at end of period	$1.94	$1.96	$1.98	$2.00	$2.02	$1.98	$1.91	$1.84	$1.81	$1.81
number outstanding at end of period (000 omitted)	5,848	7,555	8,671	13,593	24,030	22,193	19,629	17,415	22,542	32,436

Thrivent® Life Insurance Company

NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES

**BUSINESS REPLY MAIL**

FIRST-CLASS MAIL PERMIT NO. 184 APPLETON, WI

POSTAGE WILL BE PAID BY ADDRESSEE

ATTN: CHOOSE PAPERLESS DELIVERY
THRIVENT FINANCIAL FOR LUTHERANS
4321 N BALLARD RD
APPLETON WI 54913-9847

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Thrivent® Life Insurance Company
625 Fourth Ave. S., Minneapolis, MN 55415-1665

## Choose Paperless Delivery

**By signing below, I request electronic delivery of the following documents regarding my Thrivent Mutual Funds and variable insurance products issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company (including Thrivent Series Fund, Inc.):**

- **Prospectuses**
- **Annual and semiannual reports**
- **Annual privacy notices**

### I understand and agree to the following:

- I will receive electronic delivery of the documents designated above.
- I will no longer receive paper copies of these documents in the mail.
- A link to a printable copy of the annual privacy notice will be sent to me by electronic means at the email address I provide and I will continue to receive other privacy notices including copies of the Thrivent Financial health privacy notice and/or Notice of Insurance Information Practices by regular mail.
- I will receive periodic emails directing me to Thrivent Financial's website where documents will be available.
- I will update Thrivent Financial if my email address changes.
- I have the ability to access the Internet at my own cost and will need Adobe® Reader® to view the documents. (If I don't have it, I can download Reader® free from adobe.com.)
- This consent can be used for Thrivent Financial products I currently own or may purchase in the future, until consent is revoked.
- I can request specific documents in paper form free of charge without revoking this consent by calling Thrivent Financial Customer Service at 800-847-4836.
- My consent will remain in effect until I revoke it. I can revoke this consent or update my information at any time by changing my preference to "U.S. Mail" in the Preference Center at Thrivent.com/gopaperless (requires registration) or by calling 800-847-4836.

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### Each contract owner requesting paperless delivery must complete.

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Address (if different than above): ______________________________

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No person has been given the authority to give any information or to make any representations other than those contained in these prospectuses. If given or made, such information or representations must not be relied upon as having been authorized. These prospectuses do not constitute an offer to any person in a state where it is unlawful to make such an offer.

The variable annuity contract described herein is issued by Thrivent Financial for Lutherans, 625 Fourth Avenue South, Minneapolis, MN 55415, and distributed by Thrivent Investment Management Inc., 625 Fourth Avenue South, Minneapolis, MN 55415, a subsidiary of Thrivent Financial for Lutherans.

VP63 (VIP) R4-13 Contract Form V2-VY-FPVA-1

TLIC VARIABLE ANNUITY ACCOUNT A

Statement of Additional Information

Dated April 30, 2013

For

Flexible Premium Deferred Variable Annuity Contract

Issued By

THRIVENT LIFE INSURANCE COMPANY

Service Center:	Corporate Office:
4321 North Ballard Road	625 Fourth Avenue South
Appleton, WI 54919-0001	Minneapolis, MN 55415-1665
Telephone: 800-847-4836	Telephone: 800-847-4836
E-mail: mail@thrivent.com	E-mail: mail@thrivent.com

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus dated April 30, 2013 (the “Prospectus”) describing a flexible premium deferred variable annuity contract (the “Contract”) previously offered by Thrivent Life Insurance Company (“Thrivent Life”). Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus. A copy of the Prospectus may be obtained by writing to us at 4321 North Ballard Road, Appleton, WI 54919, by calling 800-847-4836, or by accessing the Securities and Exchange Commission’s Web site at www.sec.gov.

Capitalized terms used in this Statement of Additional Information that are not otherwise defined herein shall have the meanings given to them in the Prospectus.

1

INTRODUCTION

The Contract was issued by Thrivent Life, a stock life insurance company that is an indirect subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), a fraternal benefit society organized under Wisconsin law. Thrivent Life began operating by its current name on or about June 13, 2003. Prior to that date, Thrivent Life did business as Lutheran Brotherhood Variable Insurance Products Company. The Contract may have been sold to or in connection with retirement plans which may or may not qualify for special federal tax treatment under the Internal Revenue Code. Annuity payments under the Contract are deferred until a selected later date.

Premiums will be allocated, as designated by the Contract Owner, to one or more Subaccounts of the Variable Account, a separate account of Thrivent Life and/or to the Fixed Account (which is the general account of Thrivent Life, and which pays interest at a guaranteed fixed rate). The assets of each Subaccount will be invested solely in a corresponding Portfolio of Thrivent Series Fund, Inc. ( a “Fund”), which is an open-end management investment company (commonly known as a “mutual fund”). The prospectus for the Fund that accompany the Prospectus describe the investment objectives and attendant risks of the Portfolios of the Fund.

Additional Subaccounts (together with the related additional Portfolios) may be added in the future. The Accumulated Value of the Contract and, except to the extent fixed amount annuity payments are elected by the Contract Owner, the amount of annuity payments will vary, primarily based on the investment experience of the Portfolios whose shares are held in the Subaccounts designated. Premiums allocated to the Fixed Account will accumulate at fixed rates of interest declared by Thrivent Life.

SERVICES

Service Agreements and Other Services Providers

Assurance and audit services are provided by Ernst & Young LLP, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402.

Thrivent Life and Thrivent Financial have entered into a Master Services Agreement whereby Thrivent Financial provides Thrivent Life with services relating to the keeping, preparing and filing of accounts, books, records and other documents required under federal or state law to the daily administration of the accounts, books and records. The services provided include among other things, operations, communications, legal, human resources, investment, distribution, financial, corporate services, product development and marketing. There is no custodian. The basis of the compensation is determined using a cost allocation systems agreed upon by the companies. Fees paid by Thrivent Life to Thrivent Financial for all variable life insurance and variable annuity contracts issued by Thrivent Life for such services for the last three fiscal years are shown below.

2010	2011	2012
$7,442,995	$7,500,400	$7,018,562

ADMINISTRATION OF THE CONTRACTS

Thrivent Financial performs certain investment and administrative duties for Thrivent Life pursuant to a written agreement. This agreement includes services performed for the administration of the Contracts along with other insurance products issued by Thrivent Life. The agreement is automatically renewed each year, unless either party terminates it. Under this agreement, Thrivent Life pays Thrivent Financial for salary costs and other services and an amount for indirect costs incurred through Thrivent Life’s use of Thrivent Financial’s personnel and facilities.

PRINCIPAL UNDERWRITER

Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”), 625 Fourth Avenue South, Minneapolis, Minnesota 55415, an indirect subsidiary of Thrivent Financial, is a registered broker-dealer and

2

acts as principal underwriter and distributor of the Contracts pursuant to a principal underwriting and servicing agreement to which Thrivent Investment Mgt. and Thrivent Life, on behalf of itself and the separate account, are parties. The Contract is no longer sold but we continue to take premium payments.

From time to time, Thrivent Life may offer to exchange this Contract offered in this Prospectus for the Flexible Premium Deferred Variable Annuity contract issued by Thrivent Financial in another prospectus (as part of Thrivent Variable Annuity Account I). No surrender charge will apply upon an exchange of Contracts pursuant to this exchange offer. In addition, as part of the exchange offer, the New Contracts will be deemed to have been issued on the same issue date as the Current Contract for purposes of computing the applicable surrender charge.

The offering of the contracts is continuous.

Thrivent Financial paid underwriting commissions for the last three fiscal years as shown below. Of these amounts, Thrivent Investment Mgt. retained $0.

2012	2011	2010
$1,910,955	$1,970,147	$3,331,752

STANDARD AND POOR’S DISCLAIMER

The contracts are not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the Contracts or any member of the public regarding the advisability of investing in securities generally or in the contracts particularly or the ability of the S&P MidCap 400 Index, S&P 500 or the S&P SmallCap 600 Indexes to track general stock market performance. S&P’s only relationship to Thrivent Financial is the licensing of certain trademarks and trade names of S&P and of the S&P MidCap 400 Index, S&P 500 and S&P 600 SmallCap Indexes which are determined composed and calculated by the S&P without regard to the Licensee or the contracts. S&P is not responsible for, and has not participated in, the determination of the prices and amount of the contract or the timing of the issuance or sale of the contracts or in the determination or calculation of the equation by which the contract is to be converted into cash. S&P has no obligation or liability in connection with administration, marketing or trading of the contracts.

S&P does not guarantee the accuracy and/or the completeness of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by Thrivent Financial, owners of the contracts, or any other person/entity from the use of the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P MidCap 400 Index, S&P 500 or the S&P 600 SmallCap Indexes or any data included therein. Without limiting any of the foregoing, in no event shall S&P have liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

The balance sheets of Thrivent Life as of December 31, 2012 and 2011, as well as the related statements of comprehensive income, stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2012, and for 2012 and 2011 the related financial statement schedules appearing in this SAI and Registration Statement, have been audited by Ernst & Young LLP, independent registered public accounting firm, whose address is 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, as set forth in their report thereon appearing elsewhere herein and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

3

The financial statements of TLIC Variable Annuity Account A as of December 31, 2012 and for the periods indicated therein, appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The financial statements of Thrivent Life included in this Statement of Additional Information and Registration Statement should be considered as bearing only upon the ability of Thrivent Life Insurance Company to meet its obligations under the Contracts. The value of the interests of Contract Owners, Annuitants and Beneficiaries under the Contracts are affected primarily by the investment experience of the Subaccounts of the Variable Account.

4

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Life Insurance Company

We have audited the accompanying financial statements of Thrivent Life Insurance Company, which comprise the balance sheets as of December 31, 2012 and 2011, and the related statements of comprehensive income, shareholder’s equity, and cash flows for each of the three years in the period ended December 31, 2012, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States and in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Thrivent Life Insurance Company at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Change in Accounting Principle

As discussed in Note 1 to the financial statements, Thrivent Life Insurance Company has elected to change its method for accounting for deferred acquisition cost effective January 1, 2012. Our opinion is not modified with respect to this matter.

Minneapolis, Minnesota

February 20, 2013

Thrivent Life Insurance Company

Balance Sheets

As of December 31, 2012 and 2011

(in thousands)

	2012	2011
Assets
Fixed maturity securities, at fair value	$1,768,120	$1,572,407
Equity securities, at fair value	453	426
Contract loans	11,827	11,778
Short-term investments	11,193	17,649
Other invested assets	3,622	3,451

Total investments	1,795,215	1,605,711

Cash and cash equivalents	94,715	91,937
Amounts due from brokers	75	212
Accrued investment income	15,680	15,051
Deferred acquisition costs	22,351	23,565
Receivables and other assets	404	12
Assets held in separate accounts	1,505,703	1,492,152

Total Assets	$3,434,143	$3,228,640

Liabilities
Future contract benefits	$213,428	$182,174
Contractholder funds	1,341,730	1,204,408
Unpaid claims and claim expenses	8,122	8,123
Amounts due to brokers	57,217	66,248
Securities lending obligation	10,821	6,105
Other liabilities	28,570	18,944
Liabilities related to separate accounts	1,505,703	1,492,152

Total Liabilities	3,165,591	2,978,154
Shareholder’s Equity
Common stock	5,000	5,000
Additional paid-in capital	90,800	90,800
Retained earnings	128,234	130,067
Accumulated other comprehensive income	44,518	24,619

Total Shareholder’s Equity	268,552	250,486

Total Liabilities and Shareholder’s Equity	$3,434,143	$3,228,640

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company

Statements of Comprehensive Income

For the Years Ended December 31, 2012, 2011 and 2010

(in thousands)

	2012	2011	2010
Revenues
Premiums	$13,826	$18,447	$12,979
Net investment income	86,165	82,847	79,810
Realized investment gains, net	6,027	2,593	8,996
Contract charges	23,960	24,958	25,340
Other revenues	7	11	4

Total Revenues	129,985	128,856	127,129

Benefits and Expenses
Contract claims and other benefits	26,860	24,933	26,345
(Decrease) increase in contract reserves	(2,560)	3,007	2,432
Interest credited	52,244	47,288	41,199

Total benefits	76,544	75,228	69,976

Underwriting, acquisition and insurance expenses	11,156	11,389	10,467
Amortization of deferred acquisition costs	12,157	18,555	21,313

Total expenses	23,313	29,944	31,780

Total Benefits and Expenses	99,857	105,172	101,756

Income Before Income Taxes	30,128	23,684	25,373
Income tax expense	9,061	7,347	7,906

Net Income	21,067	16,337	17,467

Other Comprehensive Income
Unrealized investment gains and losses:
Arising during the period on securities available-for-sale	61,684	27,056	49,847
Reclassification adjustment for realized gains and losses included in net income	(6,027)	(2,593)	(8,996)
Impact on deferred acquisition costs	7,205	(2,536)	(21,716)
Impact on loss reserve adjustment	(32,248)	(12,156)	—
Impact on deferred income taxes	(10,715)	(3,420)	(6,698)

Total Other Comprehensive Income	19,899	6,351	12,437

Total Comprehensive Income	$40,966	$22,688	$29,904

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company

Statements of Shareholder’s Equity

For the Years Ended December 31, 2012, 2011 and 2010

(in thousands)

	2012	2011	2010
Common Stock
Balance at January 1	$5,000	$5,000	$5,000

Balance at December 31	5,000	5,000	5,000

Additional Paid-In Capital
Balance at January 1	90,800	90,800	90,800

Balance at December 31	90,800	90,800	90,800

Retained Earnings
Balance at January 1	130,067	137,330	137,063
Dividends to shareholder	(22,900)	(23,600)	(17,200)
Net income	21,067	16,337	17,467

Balance at December 31	128,234	130,067	137,330

Accumulated Other Comprehensive Income
Balance at January 1	24,619	18,268	5,831
Other comprehensive income	19,899	6,351	12,437

Balance at December 31	44,518	24,619	18,268

Total Shareholder’s Equity	$268,552	$250,486	$251,398

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company

Statements of Cash Flows

For the Years Ended December 31, 2012, 2011 and 2010

(in thousands)

	2012	2011	2010
Operating Activities
Net income	$21,067	$16,337	$17,467
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Change in contract liabilities and accruals	(995)	3,224	1,798
Change in contractholder funds	129,834	126,947	159,618
Change in deferred acquisition costs	8,419	13,602	13,499
Realized investment gains, net	(6,027)	(2,593)	(8,996)
Changes in other assets and liabilities	1,555	756	(5,289)

Net Cash Provided by Operating Activities	153,853	158,273	178,097

Investing Activities
Proceeds from sales, maturities or repayments of fixed maturity securities	311,489	288,982	486,783
Cost of fixed maturity securities acquired	(422,518)	(389,610)	(630,425)
Proceeds from sales of equity securities	—	1,538	4,884
Cost of equity securities acquired	—	(2,134)	(400)
Purchases of fixed maturity securities under mortgage roll program, net	(26,692)	(30,525)	—
Changes in contract loans	(49)	408	(41)
Purchases (sales) of short-term investments, net	6,456	18,675	(27,180)
Change in collateral held for securities lending	4,716	(30,214)	27,177
Change in net amounts due to/from broker	(8,894)	66,115	685
Other, net	(171)	(1,234)	(75)

Net Cash Used in Investing Activities	(135,663)	(77,999)	(138,592)

Financing Activities
Dividends paid to shareholder	(22,900)	(23,600)	(17,200)
Universal life and investment contract receipts	142,865	120,041	29,725
Universal life and investment contract withdrawals	(135,377)	(122,011)	(44,411)

Net Cash Used in Financing Activities	(15,412)	(25,570)	(31,886)

Net Change in Cash and Cash Equivalents	2,778	54,704	7,619
Cash and Cash Equivalents, Beginning of Year	91,937	37,233	29,614

Cash and Cash Equivalents, End of Year	$94,715	$91,937	$37,233

Supplemental information:
Cash paid during the year for income taxes	$13,145	$11,892	$15,035

The accompanying notes are an integral part of these financial statements.

Thrivent Life Insurance Company

Notes to Financial Statements

For the Years Ended December 31, 2012, 2011 and 2010

Note 1. Nature of Operations and Significant Accounting Policies

Nature of Operations

Thrivent Life Insurance Company (“the Company”) offers primarily variable life insurance and variable annuity products to its customers. The Company is a wholly owned subsidiary of Thrivent Financial Holdings, Inc. (“Holdings”), which is a wholly owned subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”). The Company, together with Thrivent Financial, a fraternal benefit society, provides financial products and services to its members through a network of career financial associates. The Company is licensed to sell business in 41 states throughout the United States. The Company has not issued any new contracts since 2003.

Significant Accounting Policies

The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The significant accounting practices used in preparation of the financial statements are summarized as follows:

Investments

Fixed maturity securities:  Investments in fixed maturity securities are classified as available-for-sale and carried at fair value. The change in unrealized gains and losses on securities is included as a component of other comprehensive income. Discounts or premiums on fixed maturity securities are amortized over the term of the securities using the effective interest method.

The Company uses a mortgage dollar roll program to enhance the yield on its mortgage-backed securities (“MBS”). MBS dollar rolls are similar to repurchase agreements, whereby the Company sells an MBS and subsequently enters into a commitment to purchase another security at a specified later date. The Company’s mortgage dollar roll program generally includes a series of MBS dollar rolls extending for more than a year. The Company had $57,217,000 and $30,525,000 in the mortgage dollar roll program as of December 31, 2012 and 2011, respectively.

Equity securities:  Investments in equity securities are classified as available-for-sale and carried at fair value. The change in unrealized gains and losses on equity securities is included as a component of other comprehensive income.

Contract loans:  Contract loans are generally carried at their aggregate unpaid balances.

Short-term investments:  Short-term investments are carried at fair value. Short-term investments consist of money market mutual funds and have contractual maturities of 12 months or less at the time of acquisition.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Investments, continued

Other invested assets:  Other invested assets include the Company’s equity investment in Thrivent Asset Management LLC (“Asset Mgt.”), of which the Company owns a 40% share and Thrivent Investment Management, Inc., an affiliated entity, owns a 60% share. Asset Mgt. is valued using its audited equity basis.

Securities lending:  Securities loaned under the Company’s securities lending agreement are included in the Balance Sheets at amortized cost or fair value depending on the nature of the security. The Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned, and the cash collateral is invested in an affiliated money market mutual fund included in short-term investments on the Balance Sheets. An obligation is also recognized for the amount of the collateral and is included on the Balance Sheets. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The Company requires a minimum level of collateral to be held for loaned securities.

Unrealized investment gains and losses:  Unrealized investment gains and losses on securities classified as available-for-sale, net of related deferred acquisition costs, loss reserve adjustments and tax effects, are accounted for as a direct increase or decrease to the accumulated other comprehensive income component of shareholder’s equity.

Realized investment gains and losses:  Realized investment gains and losses on sales of securities are determined using an average cost method. The Company periodically reviews its securities portfolios and evaluates those securities where the current fair value is less than amortized cost for indicators that the decline in value is other-than-temporary. This review includes an evaluation of each security issuer’s creditworthiness, such as its ability to generate operating cash flow and remain current on all debt obligations, as well as any changes in its credit ratings from third party agencies. Other factors include the severity and duration of the impairment, the Company’s ability to collect all amounts due according to the contractual terms of the debt security and the Company’s ability and intent to hold the security for a period of time sufficient to allow for any anticipated recovery in the market. The potential need to sell securities in an unrealized loss position but which have no other indications of other-than-temporary impairment is evaluated based on the current market environment, near-term and long-term asset liability management strategies and target allocation strategies for various asset classes. Generally, the Company has the ability and intent to hold securities in an unrealized loss position for a period of time sufficient for the security to recover in value. Investments that are determined to be other-than-temporarily impaired are generally written down to fair value with the impairment included as a component of realized investment gains and losses or other comprehensive income, as appropriate. If the Company decides to sell a security in an unrealized loss position, a realized loss is recognized in the period that the decision is made to sell that security.

Fair value of financial instruments:  In estimating the fair values for financial instruments, the amount of observable and unobservable inputs used to determine fair value is taken into consideration. Each of the financial instruments has been classified into one of three categories based on that evaluation. A Level 1 financial instrument is valued using quoted prices for identical assets in active markets that are accessible. A Level 2 financial instrument is valued based on quoted prices for similar instruments in active markets that are accessible, quoted prices for identical or similar instruments in markets that are not active, or model-derived valuations where the significant value drive inputs are observable. A Level 3 financial instrument is valued using significant value drive inputs that are unobservable. All financial instruments are valued on a recurring basis.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Cash and Cash Equivalents

Cash and cash equivalents are carried at amortized cost and include all highly liquid investments purchased with an original maturity of three months or less.

Deferred Acquisition Costs

Costs incurred that are directly related to the successful acquisition and issuance of a new or renewal insurance contract have been deferred to the extent such costs are deemed recoverable from future profits. Included in these costs are commissions, underwriting, policy issuance costs and medical examination fees. Other general insurance and indirect expenses are expensed during the period in which they are incurred.

These costs are primarily amortized in proportion to estimated margins from interest, mortality and other factors under the contracts. Assumptions used in the amortization of deferred acquisition costs are periodically reviewed and updated as necessary to reflect actual experience. The impact of changes in assumptions is recognized as a component of amortization.

Separate Accounts

Separate account assets and liabilities reported in the accompanying Balance Sheets represent funds that are separately administered for variable annuity, variable immediate annuity and variable universal life contracts and for which the contractholder, rather than the Company, bears the investment risk. Fees charged on separate account contractholder deposits are recognized when due. Separate account assets are carried at fair value based on quoted market prices. While separate account liability values are not guaranteed, the variable annuity products in the separate accounts include guaranteed minimum death benefits. There were no future contract benefits at December 31, 2012 or 2011, for these benefits.

Contract Liabilities and Accruals

Reserves for future contract benefits for limited-payment contracts are determined using realistic assumptions as to mortality, interest and withdrawal, with a provision for adverse deviation.

Claim reserves are established for future payments not yet due on claims already incurred, reported or unreported. These liabilities are based on individual case estimates for reported claims and estimates of unreported claims, based on past experience.

Contractholder Funds

Reserves for future contract benefits for universal life insurance and deferred annuities consist of contract account balances before applicable surrender charges with additional reserves for any death benefits that may exceed contract account balances.

Insurance Revenues and Benefits

Considerations for limited-payment contracts are recognized as premium when received. Revenues for universal life and investment contracts consist of policy charges for the cost of insurance, policy administration

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Insurance Revenues and Benefits, continued

and surrender charges assessed during the period. Expenses include interest credited to contract account balances and benefits incurred in excess of contract account balances. Certain profits on limited payment contracts are deferred and recognized over the contract term.

Income Taxes

The Company is included in the consolidated federal income tax return of Holdings and Holdings’ wholly owned subsidiaries. Consolidated federal income tax liabilities or credits, including utilization of loss carryforwards, are allocated among the affiliated members in accordance with a tax-sharing agreement with Holdings.

New Accounting Guidance

In June 2011, the Financial Accounting Standards Board (“FASB”) updated the disclosures related to the presentation of comprehensive income. The standard requires presenting all non-owner changes in shareholder’s equity in either a single continuous statement of comprehensive income or in two separate, but consecutive, statements. The standard also requires that changes in the accumulated balances for each component of other comprehensive income be presented either on the face of the financials or in the notes. The Company adopted the guidance for the annual reporting period ended December 31, 2012.

In May 2011, the FASB updated the accounting standards for fair value disclosures and measurements. The standard requires disclosures related to financial instruments valued using Level 3 inputs. The standard requires descriptions of the unobservable inputs and assumptions used in the measurement, descriptions of the valuation process and qualitative disclosures regarding the sensitivity of the measurements to changes in those inputs, in addition to the relationships between those inputs if a change would result in significant differences in the fair value measurements. The standard also requires disclosure of fair value by level for financial instruments not measured at fair value, but for which estimated fair values are disclosed. The Company adopted the guidance for the annual reporting period ended December 31, 2012.

In October 2010, the FASB updated the accounting standards for the capitalization of costs associated with the acquisition of new and renewal insurance contracts. The standard prescribes that certain incremental direct costs of successful initial or renewal contract acquisitions may be deferred. It defines incremental direct costs as those costs that result directly from and are essential to the contract transaction and would not have been incurred by the insurance entity had the contract transaction not occurred. The standard also clarifies the definition of the types of incurred costs that may be capitalized and the accounting and recognition treatment of advertising, research and other administrative costs related to the acquisition of insurance contracts. The Company adopted the guidance prospectively for the annual reporting period ended December 31, 2012.

In January 2010, the FASB updated the accounting standards for fair value measurements. The standard requires separately disclosing the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and describing the reasons for the transfers. The Company adopted the guidance for the annual reporting period ended December 31, 2010.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 1. Nature of Operations and Significant Accounting Policies, continued

Significant Accounting Policies, continued

Subsequent Events

The Company evaluated events or transactions that may have occurred after the Balance Sheet date for potential recognition or disclosure through February 20, 2013, the date the financial statements were available to be issued.

Reclassifications

Certain prior year balances have been reclassified to conform to the current year presentation. A reclassification in the amount of $12,156,000 was made between deferred acquisition costs and future contract benefits for 2011 amounts reported in the Balance Sheets in order to conform to the current year presentation. A related reclassification was made between components of other comprehensive income on the Statements of Comprehensive Income.

Note 2. Investments

Fixed Maturity Securities

The amortized cost and fair value of the Company’s investments in fixed maturity securities are summarized as follows (in thousands):

	Amortized Cost	Gross Unrealized		Fair Value
		Gains	Losses
December 31, 2012
U.S. government and agency securities	$225,122	$12,948	$—	$238,070
U.S. state and political subdivision securities	20,968	461	—	21,429
Securities issued by foreign governments	27,392	3,485	—	30,877
Corporate debt securities	1,040,843	110,963	2,034	1,149,772
Residential mortgage-backed securities	206,672	4,900	2,773	208,799
Commercial mortgage-backed securities	76,634	9,660	—	86,294
Other debt obligations	32,299	608	28	32,879

Total fixed maturity securities	$1,629,930	$143,025	$4,835	$1,768,120

December 31, 2011
U.S. government and agency securities	$397,218	$17,116	$19	$414,315
U.S. state and political subdivision securities	1,013	210	—	1,223
Securities issued by foreign governments	27,378	2,669	—	30,047
Corporate debt securities	887,307	75,775	5,059	958,023
Residential mortgage-backed securities	56,997	1,004	12,070	45,931
Commercial mortgage-backed securities	61,774	5,721	—	67,495
Other debt obligations	58,159	733	3,519	55,373

Total fixed maturity securities	$1,489,846	$103,228	$20,667	$1,572,407

The amortized cost and fair value of fixed maturity securities by contractual maturity as of December 31, 2012, are shown below (in thousands). Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 2. Investments, continued

Fixed Maturity Securities, continued

	Amortized Cost	Fair Value
Due in one year or less	$97,351	$99,151
Due after one year through five years	410,745	443,168
Due after five years through ten years	505,653	561,888
Due after ten years	616,181	663,913

Total fixed maturity securities	$1,629,930	$1,768,120

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position (dollars in thousands):

	Less than 12 Months			12 Months or More
	Number of Securities	Fair Value	Gross Unrealized Losses	Number of Securities	Fair Value	Gross Unrealized Losses
December 31, 2012
Corporate debt securities	50	$47,514	$786	8	$10,652	$1,248
Residential mortgage-backed securities	1	10,456	16	12	22,697	2,757
Other debt obligations	1	2,987	10	1	995	18

Total fixed maturity securities	52	$60,957	$812	21	$34,344	$4,023

December 31, 2011
U.S. government and agency securities	1	$10,319	$19	—	$—	$—
Corporate debt securities	81	101,409	3,667	9	7,685	1,392
Residential mortgage-backed securities	3	6,958	196	16	29,924	11,874
Other debt obligations	9	22,485	400	5	7,910	3,119

Total fixed maturity securities	94	$141,171	$4,282	30	$45,519	$16,385

Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the Balance Sheet dates, the Company has no pending decisions to sell any of the securities within its available-for-sale portfolio. Based on the Company’s current evaluation of its securities in accordance with its impairment policy, a determination was made that the declines in the securities summarized above are temporary in nature.

Equity Securities

The cost and fair value of the Company’s investment in equity securities as of December 31 are summarized as follows (in thousands):

	2012	2011
Cost	$400	$400
Gross unrealized gains	53	26
Gross unrealized losses	—	—

Fair value	$453	$426

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 2. Investments, continued

Equity Securities, continued

The Company had no equity securities in an unrealized loss position as of December 31, 2012 or 2011. Based on the investments within the available-for-sale portfolio, the asset/liability position and the market conditions that existed as of the Balance Sheet dates, the Company has no pending decisions to sell any of the securities within its available-for-sale portfolio.

Securities Lending

Elements of the securities lending program are presented below as of December 31 (in thousands):

	2012	2011
Loaned securities:
Carrying value	$10,607	$5,967
Fair value	10,607	5,967

Cash collateral reinvested:
Carrying value	$10,821	$6,105
Fair value	10,821	6,105

Aging of cash collateral liability:
Open collateral position	$10,821	$6,105

Net Investment Income

Net investment income by type of investment for the years ended December 31 is summarized as follows (in thousands):

	2012	2011	2010
Fixed maturity securities	$71,841	$69,426	$68,226
Income from investment in Asset Mgt.	14,171	13,233	9,675
Equity securities	32	110	265
Contract loans	872	885	900
Other invested assets	341	45	1,763

	87,257	83,699	80,829
Investment expenses	1,092	852	1,019

Net investment income	$86,165	$82,847	$79,810

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 2. Investments, continued

Realized Investment Gains and Losses

Realized investment gains and losses for the years ended December 31 were as follows (in thousands):

	2012	2011	2010
Net gains (losses) on sales:
Fixed maturity securities:
Gross gains	$9,163	$6,499	$16,635
Gross losses	(1,533)	(1,473)	(4,209)
Equity securities:
Gross gains	—	—	—
Gross losses	—	(556)	—

Net gain on sales	7,630	4,470	12,426
Provisions for losses	(1,603)	(1,877)	(3,430)

Realized investment gains, net	$6,027	$2,593	$8,996

Proceeds from the sale of fixed maturity securities in the available-for-sale portfolio, net of mortgage dollar roll transactions, were $272 million, $237 million and $465 million for the years ended December 31, 2012, 2011 and 2010, respectively.

During 2012 and 2011, the Company recognized other-than-temporary impairments on structured securities totaling $2 million and $5 million, respectively. Based on cash flow analysis of the impaired securities, it is estimated that $2 million of the 2012 impairment was credit related, with none of the impairment related to other factors. The credit-related portion of the impairment was recognized in net realized investment gains in the Statement of Comprehensive Income, while the impairment related to other factors was recognized in other comprehensive income.

The following table presents a rollforward of the cumulative amounts of other-than-temporary impairments reported in other comprehensive income (in thousands):

	2012	2011
Losses included in accumulated other comprehensive income, January 1	$(6,730)	$(6,452)
Additional impairments on securities held at beginning of year, recorded in realized investment gains, net, on Statement of Comprehensive Income	—	1,059
Change in unrealized loss on securities held at beginning of year	6,060	(449)
Other-than-temporary impairments recorded in other comprehensive income for additional securities	(476)	(888)

Gains (losses) included in accumulated other comprehensive income, December 31	$(1,146)	$(6,730)

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 3. Other Comprehensive Income

The tax effects allocated to each component of other comprehensive income are shown below (in thousands):

	Before Tax	Tax Benefit (Expense)	Net of Tax
December 31, 2012
Unrealized investment gains and losses:
Arising during the period on securities available-for-sale	$61,684	$(21,589)	$40,095
Reclassification adjustment for realized gains and losses included in net income	(6,027)	2,109	(3,918)
Impact on deferred acquisition costs	7,205	(2,522)	4,683
Impact on loss reserve adjustment	(32,248)	11,287	(20,961)

Other comprehensive income	$30,614	$(10,715)	$19,899

December 31, 2011
Unrealized investment gains and losses:
Arising during the period on securities available-for-sale	$27,056	$(9,470)	$17,586
Reclassification adjustment for realized gains and losses included in net income	(2,593)	908	(1,685)
Impact on deferred acquisition costs	(2,536)	887	(1,649)
Impact on loss reserve adjustment	(12,156)	4,255	(7,901)

Other comprehensive income	$9,771	$(3,420)	$6,351

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 3. Other Comprehensive Income, continued

The changes in the components of accumulated other comprehensive income for the years ended December 31 were as follows (in thousands):

	Beginning Balance	Other Comprehensive Income	Ending Balance
2012
Net unrealized investment gains	$89,317	$50,073	$139,390
Unrealized investment gains (losses) on previously impaired structured securities	(6,730)	5,584	(1,146)
Deferred acquisition costs adjustment	(32,555)	7,205	(25,350)
Loss reserve adjustment	(12,156)	(32,248)	(44,404)

Total before tax	37,876	30,614	68,490
Deferred income taxes adjustment	(13,257)	(10,715)	(23,972)

Total	$24,619	$19,899	$44,518

2011
Net unrealized investment gains	$64,576	$24,741	$89,317
Unrealized investment losses on previously impaired structured securities	(6,452)	(278)	(6,730)
Deferred acquisition costs adjustment	(30,019)	(2,536)	(32,555)
Loss reserve adjustment	—	(12,156)	(12,156)

Total before tax	28,105	9,771	37,876
Deferred income taxes adjustment	(9,837)	(3,420)	(13,257)

Total	$18,268	$6,351	$24,619

Note 4. Deferred Acquisition Costs

The changes in deferred acquisition costs for the years ended December 31 were as follows (in thousands):

	2012	2011	2010
Balance at beginning of year	$56,120	$69,722	$83,221
Capitalization of acquisition costs	3,738	4,953	7,814
Acquisition costs amortized	(12,157)	(18,555)	(21,313)

	47,701	56,120	69,722
Adjustment for unrealized investment gains and losses	(25,350)	(32,555)	(30,019)

Balance at end of year	$22,351	$23,565	$39,703

During 2011, the Company capitalized acquisition costs of $4,953,000 under the existing guidance. The acquisition costs that would have been capitalized during 2011 according to the new guidance (see Note 1) were $3,685,000.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 5. Income Taxes

The components of the Company’s net income tax liability, which is included in other liabilities, as of December 31 were as follows (in thousands):

	2012	2011
Tax receivable (payable)	$63	$(500)
Deferred tax liability, net	(24,492)	(17,298)

Total	$(24,429)	$(17,798)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

Significant components of the Company’s net deferred tax liability as of December 31 were as follows (in thousands):

	2012	2011
Deferred tax assets:
Loss reserves	$6,248	$6,242
Deferred compensation	1,890	1,811
Impairment on bonds	6,481	5,919
Other	191	69

Deferred tax assets	14,810	14,041

Deferred tax liabilities:
Deferred acquisition costs	(14,731)	(17,631)
Unrealized investment gains	(23,971)	(13,257)
Other	(600)	(451)

Deferred tax liabilities	(39,302)	(31,339)
Valuation allowance	—	—

Net deferred tax liability	$(24,492)	$(17,298)

Components of the provision for income taxes for the years ended December 31 were as follows (in thousands):

	2012	2011	2010
Current expense	$12,581	$13,185	$11,550
Deferred benefit	(3,520)	(5,838)	(3,644)

Total tax expense	$9,061	$7,347	$7,906

The Company’s effective tax rate for the years ended December 31, 2012, 2011 and 2010, was 30%, 31% and 31%, respectively. The difference between the effective rate and the statutory rate of 35% is due primarily to the dividends received deduction.

At December 31, 2012, the Company had no capital loss carryforward. There are no material tax contingencies or provisions for uncertain tax positions recorded that warrant disclosure under FASB guidance. Tax years 2009 through 2012 remain subject to examination by the Internal Revenue Service.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 6. Shareholder’s Equity

The capital stock of the Company consists of 2,000,000 shares of common stock authorized, issued and outstanding with a par value of $2.50 per share. The amount of dividends that the Company may pay to its parent without prior approval of the Minnesota Department of Commerce is limited to the greater of 10% of statutory-basis surplus as of the prior year-end or 100% of statutory-basis gain from operations. In 2012, 2011 and 2010, respectively, the Company declared dividends to its parent in the amounts of $22.9 million, $23.6 million and $17.2 million. Statutory-basis net income for the periods ended December 31, 2012, 2011 and 2010, was $26 million, $21 million and $21 million, respectively. Statutory-basis capital and surplus as of December 31, 2012 and 2011, was $168 million and $169 million, respectively.

Note 7. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The fair values of the Company’s financial instruments carried at fair value are presented below (in thousands). Prior year values have been reclassified to conform to current year presentation.

	Level 1	Level 2	Level 3	Total
December 31, 2012
Fixed maturity securities:
U.S. government and agency securities	$99,364	$138,706	$—	$238,070
U.S. state and political subdivision securities	19,987	1,442	—	21,429
Securities issued by foreign governments	—	30,877	—	30,877
Corporate debt securities	—	1,148,947	825	1,149,772
Residential mortgage-backed securities	—	208,799	—	208,799
Commercial mortgage-backed securities	—	86,294	—	86,294
Other debt obligations	—	32,879	—	32,879
Equity securities:
Preferred stocks	—	453	—	453
Short-term investments	11,193	—	—	11,193
Assets held in separate accounts	—	1,505,703	—	1,505,703

Total	$130,544	$3,154,100	$825	$3,285,469

December 31, 2011
Fixed maturity securities:
U.S. government and agency securities	$114,589	$299,726	$—	$414,315
U.S. state and political subdivision securities	—	1,223	—	1,223
Securities issued by foreign governments	—	30,047	—	30,047
Corporate debt securities	—	958,023	—	958,023
Residential mortgage-backed securities	—	45,931	—	45,931
Commercial mortgage-backed securities	—	67,495	—	67,495
Other debt obligations	—	55,373	—	55,373
Equity securities:
Preferred stocks	—	426	—	426
Short-term investments	17,649	—	—	17,649
Assets held in separate accounts	—	1,492,152	—	1,492,152

Total	$132,238	$2,950,396	$—	$3,082,634

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

Level 1 Financial Instruments

Financial instruments categorized as Level 1 primarily include U.S. Treasury bonds and certain short-term investments. The fair value for short-term investments is based on the quoted daily net asset value of the funds.

Level 2 Financial Instruments

Level 2 financial instruments include fixed maturity securities, equity securities, corporate debt securities and assets held in separate accounts. U.S. government and agency securities that are priced based on quoted market prices in active markets are included in fixed maturity securities carried at Level 2. Fixed maturity securities that are priced using a third party pricing vendor primarily include corporate debt securities, asset-backed securities and other debt obligations. Pricing from a third party pricing vendor varies by asset class but generally includes inputs such as estimated cash flows, benchmark yields, reported trades, issuer spreads, bids, offers, credit quality, industry events and economic events. The fair values for investments in equity securities are primarily based on quoted market prices in active markets. The fair values for assets held in separate accounts are based on quoted daily net asset values (“NAV”) of the funds in which the separate accounts are invested. The NAV represents the exit price for the separate account.

Level 3 Financial Instruments

Financial instruments categorized as Level 3 include certain corporate debt securities valued using internal pricing models, which apply practices that are standard among the industry, utilize observable market data where available and include unobservable inputs such as issuer spreads, estimated cash flows, internal credit ratings and volatility adjustments.

Transfers

The Company transferred $825,000 of corporate debt securities out of Level 2 and into Level 3 during 2012. There were no other transfers into or out of Level 1 or Level 2 fair value measurements during 2012 or 2011 that required disclosures. Transfers between fair value hierarchy levels are recognized at the end of the reporting period.

Financial Instruments Not Carried at Fair Value

The carrying value and estimated fair value of the Company’s financial as of December 31 were as follows (in thousands):

	Carrying Value	Fair Value
		Level 1	Level 2	Level 3	Total
December 31, 2012
Financial assets:
Contract loans	$11,827	$—	$—	$11,827	$11,827
Other investments	3,622	—	—	3,622	3,622
Cash and cash equivalents	94,715	—	94,715	—	94,715

Financial liabilities:
Deferred annuities	1,215,163	—	—	1,215,163	1,215,163
Deposit-type contracts	114,452	—	—	113,742	113,742
Liabilities related to separate accounts	1,505,703	—	1,505,703	—	1,505,703

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 7. Fair Value of Financial Instruments, continued

Financial Instruments Not Carried at Fair Value, continued

	Carrying Value	Fair Value
December 31, 2011
Financial assets:
Contract loans	$11,778	$11,778
Other invested assets	3,451	3,451
Cash and cash equivalents	91,937	91,937

Financial liabilities:
Deferred annuities	1,094,726	1,094,726
Deposit-type contracts	97,593	97,593
Liabilities related to separate accounts	1,492,152	1,492,152

Level 2 Financial Instruments

Level 2 financial instruments include cash and cash equivalents and liabilities related to separate accounts. Cash and cash equivalents consist of demand deposits, commercial paper and agency notes. The carrying amounts of liabilities related to separate accounts reflect the amounts in the separate account assets and approximate their fair values.

Level 3 Financial Instruments

Level 3 financial instruments include contract loans, other invested assets and contractholder funds. The carrying amounts of contract loans approximate their fair values. Other invested assets include an equity investment in Asset Mgt., whose carrying amount approximates fair value. The fair values of contractholder funds, which consist of investment-type contracts such as deferred annuities, liabilities related to separate accounts and supplementary contracts without life contingencies, are estimated to be the cash surrender value available upon immediate withdrawal.

Valuation Assumptions

The results of the valuation methods presented in this footnote are significantly affected by the assumptions used, including discount rates and estimates of future cash flows. As a result, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the financial instrument. These fair values are for certain financial instruments of the Company; accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

Note 8. Contingent Liabilities

The Company is involved in various lawsuits, contractual matters and other contingencies that have arisen from the normal course of business. The Company assesses its exposure to these matters periodically and adjusts its provision accordingly. As of December 31, 2012, the Company believes adequate provision has been made for any losses that may result from these matters.

Thrivent Life Insurance Company

Notes to Financial Statements, continued

Note 9. Related-Party Transactions

The Company has an agreement whereby Thrivent Financial provides administrative and operating functions on behalf of the Company. Expenses allocated to the Company under the terms of this agreement totaled $10 million, $11 million and $13 million for the years ended December 31, 2012, 2011 and 2010, respectively. As of December 31, 2012 and 2011, the Company has a net payable to Thrivent Financial totaling $2 million and $1 million, respectively, which is included in other liabilities on the Balance Sheets.

The Company has an agreement with an affiliate who distributes its variable products. Under the terms of the agreement, the Company paid commissions to the affiliate totaling $2 million, $2 million and $3 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Thrivent Life Insurance Company

We have audited the consolidated financial statements of Thrivent Life Insurance Company (the Company) as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, and have issued our report thereon dated February 20, 2013 (included elsewhere in this Registration Statement). Our audits also included the financial statement supplementary information listed in Schedules I, III, and IV of this Registration Statement. These schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these schedules based on our audits.

In our opinion, the financial statement schedules referred to above, when considered in relation to the basic financial statements taken as a whole, present fairly in all material respects the information set forth therein.

Minneapolis, Minnesota

April 22, 2013

Thrivent Life Insurance Company

Supplementary Insurance Information

Schedule I — Summary of Investments — Other than Investments in Related Parties

As of December 31, 2012

(in thousands)

Type of Investment	Amortized Cost	Fair Value	Amount Shown on Balance Sheet
Fixed maturities:
Bonds:
U.S.government and government agencies and authorities	$225,122	$238,070	$238,070
State, municipalities and political subdivisions	20,968	21,429	21,429
Foreign governments	27,392	30,877	30,877
Public utilities	—	—	—
Convertibles and bonds with warrants attached	—	—	—
All other corporate bonds	1,356,448	1,477,744	1,477,744
Certificates of deposit	—	—	—
Redeemable preferred stock	—	—	—

Total fixed maturities	1,629,930	1,768,120	1,768,120

Equity securities:
Common stocks:
Public utilities	—	—	—
Banks, trust and insurance companies	—	—	—
Industrial, miscellaneous and all other	—	—	—
Nonredeemable preferred stocks	400	453	453

Total equity securities	400	453	453

Mortgage loans on real estate	—	xxxxx	—
Real estate	—	xxxxx	—
Policy loans	11,827	xxxxx	11,827
Other long-term investments	3,622	xxxxx	3,622
Short-term investments	11,193	xxxxx	11,193

Total investments	$1,656,972		$1,795,215

Thrivent Life Insurance Company

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2012

(in thousands)

As of December 31, 2012:

	Deferred acquisition costs	Future policy benefits	Unearned premiums	Other policy claims payable
Life	$20,907	$4,946	$—	$12,822
Annuity	1,444	208,479	—	1,337,030
Health	—	3	—	—

	$22,351	$213,428	$—	$1,349,852

For the year ended December 31, 2012:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses	Premiums written[1]
Life	$—	$1,363	$4,393	$1,453	$931
Annuity	13,826	84,802	72,151	10,704	10,225
Health	—	—	—	—	—

	$13,826	$86,165	$76,544	$12,157	$11,156

[1]	Does not apply to life insurance

Thrivent Life Insurance Company

Schedule III — Supplementary Insurance Information

As of and For the Year Ended December 31, 2011

(in thousands)

As of December 31, 2011:

	Deferred acquisition costs	Future policy benefits	Unearned premiums	Other policy claims payable
Life	$22,080	$5,034	$—	$13,056
Annuity	(10,671)	164,982	—	1,199,475
Health	—	2	—	—

	$11,409	$170,018	$—	$1,212,531

For the year ended December 31, 2011:

	Premium revenue	Net investment income	Benefits, claims, etc	Amortization of deferred acquisition costs	Other operating expenses	Premiums written[1]
Life	$2	$1,392	$3,747	$1,649	$1,045
Annuity	18,445	81,566	71,481	16,906	10,344
Health	—	—	—	—	—

	$18,447	$82,847	$75,228	$18,555	$11,389

[1]	Does not apply to life insurance

Thrivent Life Insurance Company

Schedule IV — Reinsurance

As of December 31, 2012

(in thousands)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$1,463,811	$23,063	$—	$1,440,748	—
Premiums:
Life	—	—	—	—	—
Annuity	13,826	—	—	13,826	—
Health	—	—	—	—	—

	$13,826	$—	$—	$13,826	—

Thrivent Life Insurance Company

Schedule IV — Reinsurance

As of December 31, 2011

(in thousands)

	Direct amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Life insurance inforce	$1,512,148	$25,482	$—	$1,486,666	—
Premiums:
Life	2	—	—	2	—
Annuity	18,445	—	—	18,445	—
Health	—	—	—	—	—

	$18,447	$—	$—	$18,447	—

Report of Independent Registered Public Accounting Firm

The Board of Directors and Contractholders

Thrivent Life Insurance Company

We have audited the accompanying statements of assets and liabilities of the individual subaccounts of TLIC Variable Annuity Account A (the Variable Account) sponsored by Thrivent Life Insurance Company, referred to in Note 1, as of December 31, 2012, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the affiliated transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the TLIC Variable Annuity Account A at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, Minnesota

April 22, 2013

TLIC VARIABLE ANNUITY ACCOUNT A

Statements of Assets and Liabilities

December 31, 2012

Subaccount	Investments at fair value	Receivable from TLIC for annuity reserve adjustment	Total Assets	Payable from TLIC for annuity reserve adjustment	Net Assets	Contracts in accumulation period	Reserves for contracts in annuity payment period	Net Assets	Accumulation units outstanding	Unit value (accumulation)	Deathclaim units	Deathclaim unit value	Series funds, at cost	Series funds shares owned
Aggressive Allocation	$35,840,096	$—	$35,840,096	$—	$35,840,096	$35,840,096	$—	$35,840,096	2,636,633	$13.59	—	$12.79	$34,283,782	2,950,822
Moderately Aggressive Allocation	$153,982,226	$—	$153,982,226	$—	$153,982,226	$153,982,226	$—	$153,982,226	11,205,855	$13.74	—	$13.11	$146,629,934	12,512,370
Moderate Allocation	$247,004,579	$—	$247,004,579	$—	$247,004,579	$247,004,579	$—	$247,004,579	17,800,171	$13.87	8,805	$13.41	$230,884,068	20,110,777
Moderately Conservative Allocation	$104,521,673	$—	$104,521,673	$—	$104,521,673	$104,521,673	$—	$104,521,673	7,690,503	$13.58	3,788	$13.28	$96,856,692	8,658,406
Partner Technology	$1,899,026	$2,036	$1,901,062	$—	$1,901,062	$1,885,258	$15,804	$1,901,062	144,007	$13.09	—	$12.07	$1,682,915	252,944
Partner Healthcare	$1,856,506	$—	$1,856,506	$—	$1,856,506	$1,856,506	$—	$1,856,506	136,641	$13.59	—	$13.68	$1,529,549	138,682
Natural Resources	$1,923,157	$—	$1,923,157	$—	$1,923,157	$1,923,157	$—	$1,923,157	250,315	$7.68	—	$7.74	$2,325,446	278,158
Partner Emerging Markets Equity	$2,917,547	$—	$2,917,547	$—	$2,917,547	$2,917,547	$—	$2,917,547	217,862	$13.39	—	$13.49	$2,239,042	214,407
Real Estate Securities	$9,714,627	$4,096	$9,718,723	$—	$9,718,723	$9,602,671	$116,052	$9,718,723	362,765	$26.41	1,498	$14.63	$8,158,106	544,369
Partner Small Cap Growth	$3,138,676	$12,312	$3,150,988	$—	$3,150,988	$3,056,415	$94,573	$3,150,988	208,313	$14.67	—	$12.68	$2,620,439	226,235
Partner Small Cap Value	$5,939,083	$3,948	$5,943,031	$—	$5,943,031	$5,862,270	$80,761	$5,943,031	227,202	$25.80	94	$15.28	$4,511,129	280,482
Small Cap Stock	$5,339,667	$—	$5,339,667	$6,903	$5,332,764	$5,249,100	$83,664	$5,332,764	352,795	$14.87	135	$11.49	$5,145,763	406,966
Small Cap Index	$5,639,195	$—	$5,639,195	$288	$5,638,907	$5,603,006	$35,901	$5,638,907	310,316	$18.06	10	$14.00	$5,671,107	420,299
Mid Cap Growth	$65,917,929	$205,708	$66,123,637	$—	$66,123,637	$64,222,174	$1,901,463	$66,123,637	2,521,269	$25.47	903	$15.69	$49,054,649	3,364,585
Partner Mid Cap Value	$1,856,439	$—	$1,856,439	$—	$1,856,439	$1,856,439	$—	$1,856,439	123,440	$15.04	—	$13.92	$1,553,816	126,560
Mid Cap Stock	$7,445,070	$—	$7,445,070	$5,669	$7,439,401	$7,243,578	$195,823	$7,439,401	417,417	$17.35	7	$13.19	$6,515,476	568,969
Mid Cap Index	$6,234,164	$—	$6,234,164	$6,832	$6,227,332	$6,160,472	$66,860	$6,227,332	329,675	$18.69	7	$14.76	$5,822,026	504,219
Partner Worldwide Allocation	$40,261,366	$966,041	$41,227,407	$—	$41,227,407	$40,051,232	$1,176,175	$41,227,407	4,444,341	$9.01	817	$9.07	$36,527,739	4,671,505
Partner Socially Responsible Stock	$377,440	$—	$377,440	$—	$377,440	$377,440	$—	$377,440	33,345	$11.32	—	$11.40	$304,761	31,932
Partner All Cap Growth	$926,213	$—	$926,213	$—	$926,213	$926,213	$—	$926,213	93,847	$9.87	—	$9.94	$767,256	89,141
Partner All Cap Value	$341,391	$—	$341,391	$—	$341,391	$341,391	$—	$341,391	38,243	$8.93	—	$8.99	$302,310	37,873
Partner All Cap	$6,247,948	$9,500	$6,257,448	$—	$6,257,448	$6,161,634	$95,814	$6,257,448	508,969	$12.11	—	$12.98	$6,210,301	648,141
Large Cap Growth	$251,939,553	$898,261	$252,837,814	$—	$252,837,814	$243,932,947	$8,904,867	$252,837,814	3,967,595	$61.42	18,838	$12.49	$238,980,004	13,396,266
Partner Growth Stock	$6,300,861	$10,863	$6,311,724	$—	$6,311,724	$6,226,060	$85,664	$6,311,724	421,140	$14.78	7	$13.76	$4,956,199	465,430
Large Cap Value	$24,694,822	$63,544	$24,758,366	$—	$24,758,366	$24,182,421	$575,945	$24,758,366	1,772,633	$13.64	584	$12.47	$20,685,942	2,058,073
Large Cap Stock	$10,397,172	$—	$10,397,172	$16,258	$10,380,914	$10,061,413	$319,501	$10,380,914	856,981	$11.73	811	$11.32	$9,554,278	1,127,773
Large Cap Index	$10,275,560	$—	$10,275,560	$454	$10,275,106	$10,145,335	$129,771	$10,275,106	716,180	$14.16	429	$12.65	$9,526,844	511,008
Equity Income Plus	$2,073,896	$—	$2,073,896	$—	$2,073,896	$2,073,896	$—	$2,073,896	207,125	$10.01	—	$10.08	$1,911,452	211,249
Balanced	$6,011,028	$15,978	$6,027,006	$—	$6,027,006	$5,806,259	$220,747	$6,027,006	378,972	$15.32	—	$13.53	$5,517,484	389,731
High Yield	$125,492,785	$525,654	$126,018,439	$—	$126,018,439	$121,141,159	$4,877,280	$126,018,439	2,597,127	$46.61	7,763	$17.01	$157,489,126	24,851,532
Diversified Income Plus	$13,519,706	$6,096	$13,525,802	$—	$13,525,802	$13,162,414	$363,388	$13,525,802	676,695	$19.45	—	$14.88	$12,586,382	1,870,774
Income	$118,544,648	$593,516	$119,138,164	$—	$119,138,164	$114,549,253	$4,588,911	$119,138,164	2,667,545	$42.87	15,258	$14.62	$108,399,432	11,003,560
Bond Index	$7,981,088	$5,917	$7,987,005	$—	$7,987,005	$7,839,311	$147,694	$7,987,005	506,231	$15.49	16	$13.81	$7,417,418	700,624
Limited Maturity Bond	$16,017,073	$49,485	$16,066,558	$—	$16,066,558	$15,418,203	$648,355	$16,066,558	1,187,538	$12.98	275	$12.06	$15,956,321	1,613,908
Mortgage Securities	$2,121,619	$—	$2,121,619	$1,454	$2,120,165	$2,098,636	$21,529	$2,120,165	147,170	$14.26	—	$13.79	$2,001,646	199,321
Money Market	$11,777,891	$38,428	$11,816,319	$—	$11,816,319	$11,346,411	$469,908	$11,816,319	5,848,450	$1.94	718	$1.07	$11,777,891	11,777,891

The accompanying notes are an integral part of these financial statements.

TLIC VARIABLE ANNUITY ACCOUNT A

Statements of Operations

December 31, 2012

	Investment Income	Expenses		Realized and unrealized gain (loss) on investments
Subaccount	Dividends	Mortality & expense risk charges	Net investment income (loss)	Net realized gain (loss) on sale of investments	Capital gain distributions	Change in unrealized appreciation (depreciation) of investments	Net gain (loss) on investments	Net increase (decrease) in net assets resulting from operations
Aggressive Allocation	$227,343	$(406,836)	$(179,493)	$233,609	$1,566,818	$2,254,945	$4,055,372	$3,875,879
Moderately Aggressive Allocation	$1,822,178	$(1,714,778)	$107,400	$287,310	$2,013,056	$14,512,012	$16,812,378	$16,919,778
Moderate Allocation	$3,938,541	$(2,769,879)	$1,168,662	$1,135,778	$1,676,442	$20,810,018	$23,622,238	$24,790,900
Moderately Conservative Allocation	$1,669,189	$(1,152,854)	$516,335	$741,083	$758,777	$6,374,714	$7,874,574	$8,390,909
Partner Technology	$—	$(20,285)	$(20,285)	$40,153	$—	$286,611	$326,764	$306,479
Partner Healthcare	$4,368	$(18,160)	$(13,792)	$44,300	$19,373	$232,233	$295,906	$282,114
Natural Resources	$5,465	$(24,530)	$(19,065)	$(115,662)	$283,941	$(253,716)	$(85,437)	$(104,502)
Partner Emerging Markets Equity	$15,016	$(30,703)	$(15,687)	$117,480	$14,223	$482,678	$614,381	$598,694
Real Estate Securities	$349,744	$(107,305)	$242,439	$301,093	$—	$917,265	$1,218,358	$1,460,797
Partner Small Cap Growth	$—	$(38,714)	$(38,714)	$146,491	$—	$248,492	$394,983	$356,269
Partner Small Cap Value	$40,615	$(68,972)	$(28,357)	$285,410	$—	$507,853	$793,263	$764,906
Small Cap Stock	$—	$(63,270)	$(63,270)	$(8,459)	$—	$538,042	$529,583	$466,313
Small Cap Index	$39,565	$(65,233)	$(25,668)	$(53,504)	$486,406	$389,744	$822,646	$796,978
Mid Cap Growth	$156,679	$(764,099)	$(607,420)	$3,253,741	$—	$4,662,018	$7,915,759	$7,308,339
Partner Mid Cap Value	$16,633	$(21,931)	$(5,298)	$63,103	$—	$250,770	$313,873	$308,575
Mid Cap Stock	$18,945	$(84,784)	$(65,839)	$124,238	$—	$898,840	$1,023,078	$957,239
Mid Cap Index	$47,420	$(68,007)	$(20,587)	$47,919	$580,536	$290,855	$919,310	$898,723
Partner Worldwide Allocation	$560,246	$(213,242)	$347,004	$201,578	$129,496	$3,873,771	$4,204,845	$4,551,849
Partner Socially Responsible Stock	$65	$(3,839)	$(3,774)	$7,946	$—	$38,580	$46,526	$42,752
Partner All Cap Growth	$—	$(12,426)	$(12,426)	$78,398	$—	$37,028	$115,426	$103,000
Partner All Cap Value	$2,726	$(4,683)	$(1,957)	$16,115	$—	$26,918	$43,033	$41,076
Partner All Cap	$29,567	$(72,397)	$(42,830)	$(36,474)	$—	$923,720	$887,246	$844,416
Large Cap Growth	$2,881,453	$(2,861,791)	$19,662	$890,749	$—	$41,470,394	$42,361,143	$42,380,805
Partner Growth Stock	$—	$(70,731)	$(70,731)	$266,701	$—	$809,088	$1,075,789	$1,005,058
Large Cap Value	$441,500	$(283,353)	$158,147	$643,133	$—	$3,086,831	$3,729,964	$3,888,111
Large Cap Stock	$112,559	$(121,187)	$(8,628)	$120,230	$—	$1,320,168	$1,440,398	$1,431,770
Large Cap Index	$173,049	$(114,345)	$58,704	$80,191	$—	$1,219,621	$1,299,812	$1,358,516
Equity Income Plus	$29,132	$(21,964)	$7,168	$18,053	$—	$188,995	$207,048	$214,216
Balanced	$131,278	$(67,451)	$63,827	$63,319	$183,446	$322,061	$568,826	$632,653
High Yield	$8,898,967	$(1,384,553)	$7,514,414	$(5,525,871)	$—	$15,523,067	$9,997,196	$17,511,610
Diversified Income Plus	$376,189	$(120,126)	$256,063	$49,512	$—	$978,357	$1,027,869	$1,283,932
Income	$4,662,911	$(1,346,204)	$3,316,707	$1,429,883	$—	$6,659,952	$8,089,835	$11,406,542
Bond Index	$160,299	$(87,483)	$72,816	$88,409	$96,973	$37,696	$223,078	$295,894
Limited Maturity Bond	$272,133	$(181,682)	$90,451	$(31,336)	$—	$460,420	$429,084	$519,535
Mortgage Securities	$30,548	$(21,671)	$8,877	$26,700	$43,772	$11,953	$82,425	$91,302
Money Market	$—	$(141,250)	$(141,250)	$—	$—	$—	$—	$(141,250)

The accompanying notes are an integral part of these financial statements.

TLIC VARIABLE ANNUITY ACCOUNT A

Statements of Changes of Net Assets

December 31, 2012

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Administrative charges	Annuity benefit payments	Adjustments to annuity reserves	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$(179,493)	$1,800,427	$2,254,945	$3,875,879	$1,205,732	$(300,320)	$(2,302,737)	$(2,141)	$—	$—	$(3,461,759)	$(4,861,225)	$(985,346)	$36,825,442	$35,840,096
Moderately Aggressive Allocation	$107,400	$2,300,366	$14,512,012	$16,919,778	$3,252,662	$(392,562)	$(7,748,446)	$(3,664)	$—	$—	$(6,822,490)	$(11,714,500)	$5,205,278	$148,776,948	$153,982,226
Moderate Allocation	$1,168,662	$2,812,220	$20,810,018	$24,790,900	$5,600,550	$(2,762,773)	$(17,899,219)	$(5,376)	$—	$—	$(5,724,293)	$(20,791,111)	$3,999,789	$243,004,790	$247,004,579
Moderately Conservative Allocation	$516,335	$1,499,860	$6,374,714	$8,390,909	$2,853,481	$(1,200,632)	$(8,305,626)	$(2,048)	$—	$—	$(87,019)	$(6,741,844)	$1,649,065	$102,872,608	$104,521,673
Partner Technology	$(20,285)	$40,153	$286,611	$306,479	$38,328	$(22,139)	$(73,225)	$(86)	$(1,936)	$624	$34,722	$(23,712)	$282,767	$1,618,295	$1,901,062
Partner Healthcare	$(13,792)	$63,673	$232,233	$282,114	$53,462	$—	$(38,299)	$(16)	$—	$—	$88,444	$103,591	$385,705	$1,470,801	$1,856,506
Natural Resources	$(19,065)	$168,279	$(253,716)	$(104,502)	$61,081	$(5,748)	$(77,280)	$(124)	$—	$—	$(477,848)	$(499,919)	$(604,421)	$2,527,578	$1,923,157
Partner Emerging Markets Equity	$(15,687)	$131,703	$482,678	$598,694	$88,224	$(31,983)	$(143,050)	$(47)	$—	$—	$(124,243)	$(211,099)	$387,595	$2,529,952	$2,917,547
Real Estate Securities	$242,439	$301,093	$917,265	$1,460,797	$171,776	$(118,086)	$(436,373)	$(289)	$(14,323)	$2,027	$(924,612)	$(1,319,880)	$140,917	$9,577,806	$9,718,723
Partner Small Cap Growth	$(38,714)	$146,491	$248,492	$356,269	$32,727	$(10,796)	$(118,269)	$(90)	$(11,278)	$2,931	$(701,119)	$(805,894)	$(449,625)	$3,600,613	$3,150,988
Partner Small Cap Value	$(28,357)	$285,410	$507,853	$764,906	$71,062	$(19,260)	$(338,390)	$(181)	$(10,573)	$859	$(943,013)	$(1,239,496)	$(474,590)	$6,417,621	$5,943,031
Small Cap Stock	$(63,270)	$(8,459)	$538,042	$466,313	$69,656	$(78,700)	$(289,605)	$(113)	$(12,668)	$525	$(923,541)	$(1,234,446)	$(768,133)	$6,100,897	$5,332,764
Small Cap Index	$(25,668)	$432,902	$389,744	$796,978	$178,501	$(34,818)	$(251,677)	$(253)	$(5,693)	$(5,335)	$(937,066)	$(1,056,341)	$(259,363)	$5,898,270	$5,638,907
Mid Cap Growth	$(607,420)	$3,253,741	$4,662,018	$7,308,339	$1,178,560	$(846,054)	$(4,252,925)	$(5,920)	$(303,900)	$29,973	$(5,568,234)	$(9,768,500)	$(2,460,161)	$68,583,798	$66,123,637
Partner Mid Cap Value	$(5,298)	$63,103	$250,770	$308,575	$36,448	$(11,409)	$(54,298)	$(15)	$—	$—	$(419,997)	$(449,271)	$(140,696)	$1,997,135	$1,856,439
Mid Cap Stock	$(65,839)	$124,238	$898,840	$957,239	$104,057	$(95,399)	$(317,690)	$(174)	$(30,367)	$895	$(1,070,604)	$(1,409,282)	$(452,043)	$7,891,444	$7,439,401
Mid Cap Index	$(20,587)	$628,455	$290,855	$898,723	$136,226	$(10,274)	$(311,575)	$(260)	$(11,756)	$(15,427)	$(264,023)	$(477,089)	$421,634	$5,805,698	$6,227,332
Partner Worldwide Allocation	$347,004	$331,074	$3,873,771	$4,551,849	$329,832	$(137,057)	$(1,128,297)	$(963)	$(93,609)	$966,041	$32,705,959	$32,641,906	$37,193,755	$4,033,652	$41,227,407
Partner Socially Responsible Stock	$(3,774)	$7,946	$38,580	$42,752	$21,475	$—	$(1,963)	$(1)	$—	$—	$44,460	$63,971	$106,723	$270,717	$377,440
Partner All Cap Growth	$(12,426)	$78,398	$37,028	$103,000	$5,563	$(40,580)	$(105,052)	$(4)	$—	$—	$(168,016)	$(308,089)	$(205,089)	$1,131,302	$926,213
Partner All Cap Value	$(1,957)	$16,115	$26,918	$41,076	$22,068	$—	$(53,528)	$(4)	$—	$—	$(179,550)	$(211,014)	$(169,938)	$511,329	$341,391
Partner All Cap	$(42,830)	$(36,474)	$923,720	$844,416	$73,398	$(25,463)	$(370,637)	$(205)	$(11,370)	$1,895	$(791,187)	$(1,123,569)	$(279,153)	$6,536,601	$6,257,448
Large Cap Growth	$19,662	$890,749	$41,470,394	$42,380,805	$4,756,367	$(3,538,152)	$(15,774,890)	$(23,289)	$(1,268,553)	$165,296	$(19,778,517)	$(35,461,738)	$6,919,067	$245,918,747	$252,837,814
Partner Growth Stock	$(70,731)	$266,701	$809,088	$1,005,058	$230,969	$(44,317)	$(274,388)	$(173)	$(11,335)	$(18)	$(558,106)	$(657,368)	$347,690	$5,964,034	$6,311,724
Large Cap Value	$158,147	$643,133	$3,086,831	$3,888,111	$320,619	$(342,094)	$(1,619,197)	$(687)	$(76,776)	$14,560	$(3,545,886)	$(5,249,461)	$(1,361,350)	$26,119,716	$24,758,366
Large Cap Stock	$(8,628)	$120,230	$1,320,168	$1,431,770	$157,261	$(137,032)	$(813,046)	$(354)	$(39,453)	$538	$(1,400,625)	$(2,232,711)	$(800,941)	$11,181,855	$10,380,914
Large Cap Index	$58,704	$80,191	$1,219,621	$1,358,516	$253,253	$(68,665)	$(569,932)	$(277)	$(23,488)	$(20,386)	$(434,047)	$(863,542)	$494,974	$9,780,132	$10,275,106
Equity Income Plus	$7,168	$18,053	$188,995	$214,216	$62,091	$(69,999)	$(45,884)	$(17)	$—	$—	$82,565	$28,756	$242,972	$1,830,924	$2,073,896
Balanced	$63,827	$246,765	$322,061	$632,653	$163,168	$(22,761)	$(332,863)	$(251)	$(33,278)	$4,472	$(190,124)	$(411,637)	$221,016	$5,805,990	$6,027,006
High Yield	$7,514,414	$(5,525,871)	$15,523,067	$17,511,610	$2,408,108	$(2,248,234)	$(8,382,006)	$(8,133)	$(783,029)	$61,861	$(6,049,062)	$(15,000,495)	$2,511,115	$123,507,324	$126,018,439
Diversified Income Plus	$256,063	$49,512	$978,357	$1,283,932	$511,468	$(89,613)	$(623,466)	$(179)	$(50,723)	$(2,059)	$3,619,332	$3,364,760	$4,648,692	$8,877,110	$13,525,802
Income	$3,316,707	$1,429,883	$6,659,952	$11,406,542	$2,640,554	$(3,104,298)	$(9,603,501)	$(6,609)	$(755,979)	$85,161	$(7,430,438)	$(18,175,110)	$(6,768,568)	$125,906,732	$119,138,164
Bond Index	$72,816	$185,382	$37,696	$295,894	$396,851	$(292,094)	$(339,407)	$(194)	$(18,718)	$(4,785)	$230,511	$(27,836)	$268,058	$7,718,947	$7,987,005
Limited Maturity Bond	$90,451	$(31,336)	$460,420	$519,535	$480,883	$(285,544)	$(1,545,804)	$(614)	$(89,083)	$1,203	$(792,165)	$(2,231,124)	$(1,711,589)	$17,778,147	$16,066,558
Mortgage Securities	$8,877	$70,472	$11,953	$91,302	$40,757	$(2,770)	$(101,799)	$(35)	$(2,289)	$611	$60,068	$(5,457)	$85,845	$2,034,320	$2,120,165
Money Market	$(141,250)	$—	$—	$(141,250)	$1,130,551	$(250,548)	$(1,502,670)	$(1,137)	$(71,630)	$2,405	$(2,714,916)	$(3,407,945)	$(3,549,195)	$15,365,514	$11,816,319

The accompanying notes are an integral part of these financial statements.

TLIC VARIABLE ANNUITY ACCOUNT A

Statements of Changes of Net Assets

December 31, 2011

	Increase (decrease) in net assets from operations				Increase (decrease) in net assets from contract related transactions
Subaccount	Net investment income (loss)	Net realized gain (loss) on investments	Change in net unrealized appreciation (depreciation) on investments	Net Change in Net Assets from Operations	Proceeds from units issued	Death benefits	Surrenders and terminations	Administrative charges	Annuity benefit payments	Adjustments to annuity reserves	Transfers between subaccounts	Net Change in Net Assets from Unit Transactions	Net Change in Net Assets	Net Assets Beginning of Period	Net Assets End of Period
Aggressive Allocation	$78,473	$845,304	$(2,885,682)	$(1,961,905)	$1,195,472	$(198,311)	$(1,975,184)	$(2,182)	$—	$—	$(2,579,059)	$(3,559,264)	$(5,521,169)	$42,346,611	$36,825,442
Moderately Aggressive Allocation	$1,406,440	$1,838,452	$(9,560,781)	$(6,315,889)	$4,853,954	$(851,366)	$(9,497,926)	$(3,900)	$—	$—	$(328,932)	$(5,828,170)	$(12,144,059)	$160,921,007	$148,776,948
Moderate Allocation	$2,894,492	$3,781,152	$(12,252,809)	$(5,577,165)	$6,180,706	$(2,459,203)	$(18,201,306)	$(5,418)	$—	$—	$6,769,152	$(7,716,069)	$(13,293,234)	$256,298,024	$243,004,790
Moderately Conservative Allocation	$1,139,026	$1,824,535	$(3,903,050)	$(939,489)	$1,955,934	$(1,747,475)	$(7,009,526)	$(2,105)	$—	$—	$4,005,351	$(2,797,821)	$(3,737,310)	$106,609,918	$102,872,608
Partner Technology	$(21,784)	$41,825	$(307,617)	$(287,576)	$31,170	$(524)	$(60,756)	$(100)	$(1,914)	$91	$(381,338)	$(413,371)	$(700,947)	$2,319,242	$1,618,295
Partner Healthcare	$(17,425)	$97,455	$(156,615)	$(76,585)	$30,295	$(14,219)	$(26,089)	$(11)	$—	$—	$(190,325)	$(200,349)	$(276,934)	$1,747,735	$1,470,801
Natural Resources	$(31,018)	$21,407	$(496,316)	$(505,927)	$246,826	$(4,167)	$(175,330)	$(179)	$—	$—	$508,478	$575,628	$69,701	$2,457,877	$2,527,578
Partner Emerging Markets Equity	$(1,264)	$155,336	$(516,362)	$(362,290)	$107,149	$(1,797)	$(111,974)	$(53)	$—	$—	$(317,062)	$(323,737)	$(686,027)	$3,215,979	$2,529,952
Real Estate Securities	$(112,664)	$84,393	$771,529	$743,258	$153,459	$(75,293)	$(832,587)	$(294)	$(13,013)	$(2,084)	$(1,160,434)	$(1,930,246)	$(1,186,988)	$10,764,794	$9,577,806
Partner Small Cap Growth	$(44,876)	$135,648	$(313,139)	$(222,367)	$106,446	$(14,718)	$(232,459)	$(126)	$(11,938)	$1,047	$(17,243)	$(168,991)	$(391,358)	$3,991,971	$3,600,613
Partner Small Cap Value	$(62,797)	$259,818	$(439,381)	$(242,360)	$100,992	$(31,241)	$(567,572)	$(169)	$(10,119)	$285	$(805,886)	$(1,313,710)	$(1,556,070)	$7,973,691	$6,417,621
Small Cap Stock	$(79,656)	$(6,764)	$(340,686)	$(427,106)	$89,031	$(33,926)	$(501,571)	$(161)	$(13,243)	$276	$(1,261,290)	$(1,720,884)	$(2,147,990)	$8,248,887	$6,100,897
Small Cap Index	$(14,879)	$96,911	$(130,029)	$(47,997)	$76,005	$(53,979)	$(354,284)	$(278)	$(5,938)	$633	$(729,514)	$(1,067,355)	$(1,115,352)	$7,013,622	$5,898,270
Mid Cap Growth	$(608,651)	$3,945,229	$(8,190,363)	$(4,853,785)	$1,252,062	$(700,605)	$(5,165,058)	$(6,487)	$(334,354)	$(6,909)	$(7,815,171)	$(12,776,522)	$(17,630,307)	$86,214,105	$68,583,798
Partner Mid Cap Value	$(20,420)	$67,048	$(204,795)	$(158,167)	$43,865	$(2,192)	$(483,870)	$(16)	$—	$—	$(95,556)	$(537,769)	$(695,936)	$2,693,071	$1,997,135
Mid Cap Stock	$(101,236)	$242,255	$(797,801)	$(656,782)	$121,298	$(105,906)	$(994,141)	$(226)	$(31,273)	$1,298	$(1,367,475)	$(2,376,425)	$(3,033,207)	$10,924,651	$7,891,444
Mid Cap Index	$(20,548)	$666,239	$(798,998)	$(153,307)	$76,452	$(18,910)	$(831,870)	$(261)	$(11,588)	$857	$(1,070,914)	$(1,856,234)	$(2,009,541)	$7,815,239	$5,805,698
Partner Worldwide Allocation	$36,309	$240,068	$(930,330)	$(653,953)	$158,962	$(25,143)	$(455,185)	$(21)	$—	$—	$(520,200)	$(841,587)	$(1,495,540)	$5,529,192	$4,033,652
Partner Socially Responsible Stock	$(3,223)	$10,747	$(17,500)	$(9,976)	$22,208	$—	$(23,781)	$—	$—	$—	$579	$(994)	$(10,970)	$281,687	$270,717
Partner All Cap Growth	$(13,596)	$36,959	$(143,018)	$(119,655)	$30,209	$(5,386)	$(68,655)	$(2)	$—	$—	$233,252	$189,418	$69,763	$1,061,539	$1,131,302
Partner All Cap Value	$(2,805)	$9,912	$(69,505)	$(62,398)	$4,077	$(652)	$(19,869)	$—	$—	$—	$15,613	$(831)	$(63,229)	$574,558	$511,329
Partner All Cap	$(34,908)	$(170,778)	$(248,034)	$(453,720)	$173,280	$(48,874)	$(735,229)	$(267)	$(11,454)	$(241)	$(685,326)	$(1,308,111)	$(1,761,831)	$8,298,432	$6,536,601
Large Cap Growth	$(1,556,892)	$(2,734,126)	$(12,468,914)	$(16,759,932)	$4,429,717	$(3,966,336)	$(18,200,050)	$(26,153)	$(1,348,674)	$(40,972)	$(24,966,734)	$(44,119,202)	$(60,879,134)	$306,797,881	$245,918,747
Partner Growth Stock	$(75,823)	$287,497	$(361,753)	$(150,079)	$106,650	$(78,053)	$(752,079)	$(216)	$(10,857)	$635	$(1,089,431)	$(1,823,351)	$(1,973,430)	$7,937,464	$5,964,034
Large Cap Value	$(320,329)	$498,655	$(1,353,339)	$(1,175,013)	$481,328	$(295,084)	$(2,420,959)	$(760)	$(75,846)	$3,781	$(3,948,971)	$(6,256,511)	$(7,431,524)	$33,551,240	$26,119,716
Large Cap Stock	$(141,717)	$40,574	$(570,010)	$(671,153)	$151,329	$(73,985)	$(1,053,888)	$(391)	$(40,805)	$2,472	$(2,099,676)	$(3,114,944)	$(3,786,097)	$14,967,952	$11,181,855
Large Cap Index	$62,045	$(124,288)	$128,339	$66,096	$128,464	$(103,137)	$(896,087)	$(329)	$(23,732)	$3,088	$(1,189,997)	$(2,081,730)	$(2,015,634)	$11,795,766	$9,780,132
Equity Income Plus	$(13,231)	$476	$(88,931)	$(101,686)	$74,107	$(7,008)	$(98,105)	$(17)	$—	$—	$971,096	$940,073	$838,387	$992,537	$1,830,924
Balanced	$70,033	$284,394	$(162,722)	$191,705	$139,158	$(41,059)	$(468,182)	$(223)	$(31,733)	$2,889	$(634,206)	$(1,033,356)	$(841,651)	$6,647,641	$5,805,990
High Yield	$8,790,182	$(10,359,076)	$6,325,510	$4,756,616	$1,920,338	$(2,445,514)	$(9,363,473)	$(9,471)	$(755,507)	$35,371	$(10,145,178)	$(20,763,434)	$(16,006,818)	$139,514,142	$123,507,324
Diversified Income Plus	$350,964	$72,641	$(305,391)	$118,214	$158,576	$(45,109)	$(703,599)	$(268)	$(44,669)	$2,821	$224,484	$(407,764)	$(289,550)	$9,166,660	$8,877,110
Income	$4,582,987	$930,108	$908,542	$6,421,637	$2,136,149	$(3,329,986)	$(10,377,891)	$(7,673)	$(756,126)	$30,297	$(11,790,005)	$(24,095,235)	$(17,673,598)	$143,580,330	$125,906,732
Bond Index	$138,700	$156,394	$243,237	$538,331	$115,854	$(35,194)	$(558,287)	$(256)	$(16,372)	$1,977	$(778,593)	$(1,270,871)	$(732,540)	$8,451,487	$7,718,947
Limited Maturity Bond	$228,457	$(57,520)	$(185,980)	$(15,043)	$423,804	$(251,077)	$(1,316,331)	$(726)	$(90,329)	$9,609	$(2,721,648)	$(3,946,698)	$(3,961,741)	$21,739,888	$17,778,147
Mortgage Securities	$39,282	$33,308	$1,192	$73,782	$5,487	$(20,923)	$(175,254)	$(38)	$(8,819)	$113	$(174,522)	$(373,956)	$(300,174)	$2,334,494	$2,034,320
Money Market	$(185,907)	$—	$—	$(185,907)	$1,654,105	$(400,154)	$(2,448,129)	$(1,263)	$(75,938)	$5,344	$(1,110,291)	$(2,376,326)	$(2,562,233)	$17,927,747	$15,365,514

The accompanying notes are an integral part of these financial statements.

TLIC VARIABLE ANNUITY ACCOUNT A

Notes to Financial Statements

December 31, 2012

(1) ORGANIZATION

The TLIC Variable Annuity Account A (the Variable Account), is registered as a unit investment trust under the Investment Company Act of 1940, and is a separate account of Thrivent Life Insurance Company (TLIC). TLIC offers financial services to Lutherans and through its parent, Thrivent Financial Holdings, Inc., a wholly owned subsidiary of Thrivent Financial for Lutherans (Thrivent Financial), a fraternal benefit society. The Variable Account contains 36 subaccounts each of which invests in a corresponding portfolio of the Thrivent Series Fund, Thrivent Series Fund, Inc. (each a Fund and collectively the Funds), as follows:

Subaccount	Series
Aggressive Allocation	Thrivent Series Fund, Inc. — Aggressive Allocation Portfolio
Moderately Aggressive Allocation	Thrivent Series Fund, Inc. — Moderately Aggressive Allocation Portfolio
Moderate Allocation	Thrivent Series Fund, Inc. — Moderate Allocation Portfolio
Moderately Conservative Allocation	Thrivent Series Fund, Inc. — Moderately Conservative Allocation Portfolio
Partner Technology (h)	Thrivent Series Fund, Inc. — Partner Technology Portfolio
Partner Healthcare (i)	Thrivent Series Fund, Inc. — Partner Healthcare Portfolio
Partner Natural Resources (f, i)	Thrivent Series Fund, Inc. — Partner Natural Resources Portfolio
Partner Emerging Markets Equity (g, i)	Thrivent Series Fund, Inc. — Partner Emerging Markets Portfolio
Real Estate Securities	Thrivent Series Fund, Inc. — Real Estate Securities Portfolio
Partner Small Cap Growth	Thrivent Series Fund, Inc. — Partner Small Cap Growth Portfolio
Partner Small Cap Value	Thrivent Series Fund, Inc. — Partner Small Cap Value Portfolio
Small Cap Stock	Thrivent Series Fund, Inc. — Small Cap Stock Portfolio
Small Cap Index	Thrivent Series Fund, Inc. — Small Cap Index Portfolio
Mid Cap Growth (a)	Thrivent Series Fund, Inc. — Mid Cap Growth Portfolio
Partner Mid Cap Value	Thrivent Series Fund, Inc. — Partner Mid Cap Value Portfolio
Mid Cap Stock	Thrivent Series Fund, Inc. — Mid Cap Stock Portfolio
Mid Cap Index	Thrivent Series Fund, Inc. — Mid Cap Index Portfolio
Partner Worldwide Allocation (b, i)	Thrivent Series Fund, Inc. — Partner Worldwide Allocation Portfolio
Partner Socially Responsible Stock (i)	Thrivent Series Fund, Inc. — Partner Socially Responsible Stock Portfolio
Partner All Cap Growth (i)	Thrivent Series Fund, Inc. — Partner All Cap Growth Portfolio
Partner All Cap Value (i)	Thrivent Series Fund, Inc. — Partner All Cap Value Portfolio
Partner All Cap	Thrivent Series Fund, Inc. — Partner All Cap Portfolio
Large Cap Growth (c)	Thrivent Series Fund, Inc. — Large Cap Growth Portfolio
Partner Growth Stock	Thrivent Series Fund, Inc. — Partner Growth Stock Portfolio
Large Cap Value	Thrivent Series Fund, Inc. — Large Cap Value Portfolio
Large Cap Stock	Thrivent Series Fund, Inc. — Large Cap Stock Portfolio
Large Cap Index	Thrivent Series Fund, Inc. — Large Cap Index Portfolio
Equity Income Plus (i)	Thrivent Series Fund, Inc. — Equity Income Plus Portfolio
Balanced	Thrivent Series Fund, Inc. — Balanced Portfolio
High Yield	Thrivent Series Fund, Inc. — High Yield Portfolio
Diversified Income Plus (d)	Thrivent Series Fund, Inc. — Diversified Income Plus Portfolio
Income (e)	Thrivent Series Fund, Inc. — Income Portfolio

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(1) ORGANIZATION - continued

Subaccount	Series
Bond Index	Thrivent Series Fund, Inc. — Bond Index Portfolio
Limited Maturity Bond	Thrivent Series Fund, Inc. — Limited Maturity Bond Portfolio
Mortgage Securities	Thrivent Series Fund, Inc. — Mortgage Securities Portfolio
Money Market	Thrivent Series Fund, Inc. — Money Market Portfolio

(a)	Mid Cap Growth Portfolio II merged into the Mid Cap Growth Portfolio as of July 27, 2012.
(b)	Partner International Stock Portfolio merged into the Partner Worldwide Allocation Portfolio as of July 27, 2012.
(c)	Large Cap Growth Portfolio II merged into the Large Cap Growth Portfolio as of July 27, 2012.
(d)	Partner Utilities Portfolio merged into the Diversified Income Plus Portfolio as of July 27, 2012.
(e)	Partner Socially Responsible Bond Portfolio merged into the Income Portfolio as of July 27, 2012.
(f)	Formerly known as Partner Natural Resources, name change effective July 27, 2012
(g)	Formerly known as Partner Emerging Markets, name change effective July 27, 2012
(h)	Formerly known as Technology, name change effective June 30, 2009
(i)	Since inception, April 30, 2008

The Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies.

The Variable Account is used to fund flexible premium deferred variable annuity contracts issued by TLIC. Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the other assets and liabilities of TLIC. The assets of the Variable Account will not be charged with any liabilities arising out of any other business conducted by the insurance operations of TLIC.

A fixed account investment option is available for contract owners of the flexible premium deferred variable annuity. Assets of the fixed account are combined with the general assets of TLIC and invested by TLIC as allowed by applicable law. Accordingly, the fixed account assets are not included in the Variable Account financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments

The investments in shares of the Funds are stated at fair value which is the closing net asset value per share as determined by the Fund. The cost of shares sold and redeemed is determined on the average cost method. Dividend distributions received from the Fund are reinvested in additional shares of the Fund and recorded as income by the Variable Account on the ex-dividend date.

Federal Income Taxes

TLIC is taxed as a life insurance company and includes its single premium variable life insurance operations in its tax return. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the accounts to the extent the earnings are credited under the contracts. Based on this, TLIC anticipates no tax liability resulting from operations of the Variable Account and no provision for income taxes has been charged against the Variable Account. TLIC will periodically review the status of this policy in the event of changes in the tax law and reserves the right to charge for taxes in the future.

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(2) SIGNIFICANT ACCOUNTING POLICIES - continued

Annuity Reserves

Annuity reserves represented as reserves for contracts in annuity payout period on the statement of assets and liabilities, are computed based on amounts currently payable according to the 1983 Table A mortality table and the 2000 IAM mortality table. The assumed interest is 3.5%. Changes to annuity reserves are based on actual mortality and risk experience. If the reserves required are less than the original estimated reserve amount held in the Variable Account, the excess is reimbursed to TLIC. If additional reserves are required, TLIC reimburses the Variable Account.

Death Claims

Amounts payable under the contract for death benefits remain invested in the separate accounts until the beneficiaries provide instructions to disburse the benefits. Prior to October 2005, amounts payable for death benefits were transferred to the general account upon election of the first beneficiary, pending instructions from the other beneficiaries for disbursement.

Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments

In estimating the fair values for financial instruments carried at fair value, the amount of observable and unobservable inputs used to determine fair value are taken into consideration. Each of the financial instruments have been classified into one of three categories based on that evaluation:

Level 1:	Fair value based on quoted prices for identical assets in active markets that are accessible.
Level 2:	Fair value based on quoted prices for similar instruments in active markets that are accessible; quoted prices for identical or similar instruments in markets that are not active; or model-derived valuations where the significant value driver inputs are observable.
Level 3:	Fair value based on significant value driver inputs that are not observable.

The fair values for separate account assets are based on the quoted daily net asset values of the funds in which the separate accounts are invested. These investments have been categorized as Level 2 assets.

Subsequent Events

Management has evaluated the Variable Account related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through the date of issuance of the Variable Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Variable Account's financial statements.

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(3) EXPENSE CHARGES

Proceeds received by the Variable Account from units issued represent gross contract premiums received by TLIC less any applicable premium taxes. No charge for sales distribution expense is deducted from premiums received.

A surrender charge is deducted from the accumulated value of the contract to compensate TLIC if a contract is surrendered in whole or in part during the first six years the contract is in force. The surrender charge is 6% during the first contract year, and decreases by 1% each subsequent contract year. For purposes of the surrender charge calculation, up to 10% of a contract's accumulated value may be excluded from the calculation each year. This charge is deducted by redeeming units of the subaccounts of the Variable Account.

An annual administrative charge of $30 is deducted on each contract anniversary from the accumulated value of the contract to compensate TLIC for administrative expenses relating to the contract and the Variable Account. This charge is deducted by redeeming units of the subaccounts of the Variable Account. No such charge is deducted from contracts which total premiums paid, less surrenders, equals or exceeds $5,000. No administrative charge is payable during the annuity payment period.

A daily charge is deducted from the value of the net assets of the Variable Account to compensate Thrivent Financial for mortality and expense risks assumed in connection with the contract. The charge is based on the average daily net assets of the Variable Account and is equal to annual rate of 1.10% during accumulation period of the contract and 0.95% while the contract is pending payout due to a death claim.

Additionally, during the year ended December 31, 2012, management fees were paid indirectly to Thrivent Financial in its capacity as adviser to the Fund. The Fund's advisory agreement provides for fees as a percent of the average net assets for each subaccount, as shown below. These fees are paid at the Fund level.

Subaccount	% of Average Net Assets
Aggressive Allocation	0.15%
Moderately Aggressive Allocation	0.15%
Moderate Allocation	0.15%
Moderately Conservative Allocation	0.15%
Partner Technology	0.75%
Partner Healthcare	0.95%
Natural Resources	0.75%
Partner Emerging Markets Equity	1.20%
Real Estate Securities	0.80%
Partner Small Cap Growth	1.00%
Partner Small Cap Value	0.80%
Small Cap Stock	0.70%
Small Cap Index	0.35%
Mid Cap Growth	0.40%
Partner Mid Cap Value	0.75%
Mid Cap Stock	0.70%
Mid Cap Index	0.35%
Partner Worldwide Allocation	0.90%
Partner Socially Responsible Stock	0.80%
Partner All Cap Growth	0.95%
Partner All Cap Value	0.75%
Partner All Cap	0.95%
Large Cap Growth	0.40%
Partner Growth Stock	0.80%
Large Cap Value	0.60%
Large Cap Stock	0.65%
Large Cap Index	0.35%
Equity Income Plus	0.65%
Balanced	0.35%
High Yield	0.40%
Diversified Income Plus	0.40%
Income	0.40%
Bond Index	0.35%
Limited Maturity Bond	0.40%
Mortgage Securities	0.50%
Money Market	0.40%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(4) UNIT ACTIVITY

Transactions in units (including transfers among subaccounts) were as follows:

	Units Outstanding at December 31, 2010	Units Issued	Units Redeemed	Units Outstanding at December 31, 2011	Units Issued	Units Issued as a result of merger	Units Redeemed	Units Outstanding at December 31, 2012
Aggressive Allocation	3,286,345	377,062	(655,894)	3,007,513	278,507		(649,387)	2,636,633
Moderately Aggressive Allocation	12,559,523	1,304,992	(1,778,609)	12,085,906	685,178		(1,565,229)	11,205,855
Moderate Allocation	19,988,146	2,488,895	(3,117,846)	19,359,195	1,466,463		(3,016,682)	17,808,976
Moderately Conservative Allocation	8,430,028	1,167,148	(1,389,055)	8,208,121	888,031		(1,401,861)	7,694,291
Partner Technology	181,514	43,410	(78,160)	146,764	38,806		(41,563)	144,007
Partner Healthcare	146,098	43,509	(60,405)	129,202	30,373		(22,934)	136,641
Natural Resources	264,156	159,759	(108,804)	315,111	32,384		(97,180)	250,315
Partner Emerging Markets Equity	263,902	81,727	(110,254)	235,375	42,829		(60,342)	217,862
Real Estate Securities	506,333	68,943	(157,946)	417,330	45,345		(98,412)	364,263
Partner Small Cap Growth	277,759	95,070	(108,818)	264,011	13,335		(69,033)	208,313
Partner Small Cap Value	335,018	37,059	(94,180)	277,897	10,132		(60,733)	227,296
Small Cap Stock	555,014	53,735	(171,085)	437,664	28,763		(113,497)	352,930
Small Cap Index	439,814	60,762	(128,761)	371,815	28,491		(89,980)	310,326
Mid Cap Growth	3,416,426	325,385	(838,053)	2,903,758	230,469	74,364	(686,419)	2,522,172
Partner Mid Cap Value	194,054	29,705	(68,428)	155,331	10,180		(42,071)	123,440
Mid Cap Stock	644,697	77,743	(221,311)	501,129	17,625		(101,330)	417,424
Mid Cap Index	463,429	60,361	(168,234)	355,556	35,938		(61,812)	329,682
Partner Worldwide Allocation	625,941	155,462	(256,040)	525,363	4,295,331	4,447,446	(4,822,982)	4,445,158
Partner Socially Responsible Stock	27,801	6,587	(6,875)	27,513	9,581		(3,749)	33,345
Partner All Cap Growth	108,604	55,121	(37,718)	126,007	20,606		(52,766)	93,847
Partner All Cap Value	63,201	16,086	(15,988)	63,299	5,393		(30,449)	38,243
Partner All Cap	721,787	54,308	(172,046)	604,049	13,870		(108,950)	508,969
Large Cap Growth	5,359,408	713,171	(1,495,707)	4,576,872	439,288	24,647	(1,054,374)	3,986,433
Partner Growth Stock	606,714	76,354	(216,306)	466,762	56,314		(101,929)	421,147
Large Cap Value	2,688,099	227,154	(735,813)	2,179,440	86,706		(492,929)	1,773,217
Large Cap Stock	1,334,083	120,113	(401,209)	1,052,987	32,383		(252,225)	857,792
Large Cap Index	943,154	114,523	(281,227)	776,450	88,280		(148,121)	716,609
Equity Income Plus	107,038	180,224	(82,607)	204,655	45,886		(43,416)	207,125
Balanced	479,444	55,017	(129,368)	405,093	38,678		(64,799)	378,972
High Yield	3,432,813	420,112	(922,271)	2,930,654	254,852		(580,616)	2,604,890
Diversified Income Plus	519,017	139,030	(160,091)	497,956	256,833	40,983	(119,077)	676,695
Income	3,726,222	573,619	(1,190,731)	3,109,110	384,671	19,109	(830,087)	2,682,803
Bond Index	595,944	89,052	(178,427)	506,569	105,701		(106,023)	506,247
Limited Maturity Bond	1,663,296	274,922	(581,903)	1,356,315	187,888		(356,390)	1,187,813
Mortgage Securities	173,370	13,059	(40,291)	146,138	33,776		(32,744)	147,170
Money Market	8,760,400	6,878,927	(8,081,495)	7,557,832	3,970,980		(5,679,644)	5,849,168

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(5) PURCHASES AND SALES OF INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments in the Funds for the year ended December 31, 2012 were as follows:

Subaccount	Purchases	Sales
Aggressive Allocation	$4,310,476	$7,784,375
Moderately Aggressive Allocation	8,778,427	18,372,472
Moderate Allocation	14,471,147	32,417,155
Moderately Conservative Allocation	9,741,544	15,208,277
Partner Technology	451,248	495,870
Partner Healthcare	403,423	294,252
Natural Resources	493,447	728,490
Partner Emerging Markets Equity	457,735	670,298
Real Estate Securities	1,126,589	2,206,056
Partner Small Cap Growth	144,538	992,076
Partner Small Cap Value	187,458	1,456,170
Small Cap Stock	251,965	1,550,207
Small Cap Index	914,710	1,504,977
Mid Cap Growth	3,494,739	13,900,633
Partner Mid Cap Value	145,011	599,581
Mid Cap Stock	135,029	1,611,045
Mid Cap Index	1,133,206	1,034,918
Partner Worldwide Allocation	36,182,251	4,029,885
Partner Socially Responsible Stock	104,872	44,676
Partner All Cap Growth	153,740	474,256
Partner All Cap Value	45,803	258,773
Partner All Cap	125,988	1,294,282
Large Cap Growth	6,996,735	42,604,107
Partner Growth Stock	657,364	1,385,444
Large Cap Value	842,000	5,947,874
Large Cap Stock	486,666	2,728,543
Large Cap Index	1,143,855	1,928,308
Equity Income Plus	452,698	416,774
Balanced	796,010	964,846
High Yield	11,414,978	18,962,921
Diversified Income Plus	4,688,901	1,066,018
Income	8,968,037	23,911,600
Bond Index	1,445,338	1,298,600
Limited Maturity Bond	2,079,937	4,221,814
Mortgage Securities	507,466	460,885
Money Market	6,381,307	9,932,907

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES

A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios and total return ratios for each of the five years in the period ended December 31, 2012, except as indicated in Note 1, follows:

Subaccount	2012	2011	2010	2009	2008

Aggressive Allocation
Units	2,636,633	3,007,513	3,286,345	3,449,238	3,533,823
Unit value	$13.59	$12.24	$12.89	$11.09	$8.58
Deathclaim units	—	—	—	785	1,595
Deathclaim unit value	$12.79	$11.51	$12.09	$10.39	$8.03
Net assets	$35,840,096	$36,825,442	$42,346,611	$38,243,241	$30,333,828
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.62%	1.29%	1.47%	4.43%	1.52%
Total return (c)	11.01-11.18%	(4.98)-(4.83)%	16.24-16.42%	29.19-29.39%	(37.92)-(37.83)%

Moderately Aggressive Allocation
Units	11,205,855	12,079,481	12,556,224	13,343,691	13,475,126
Unit value	$13.74	$12.31	$12.81	$11.22	$8.74
Deathclaim units	—	6,425	3,299	3,827	2,418
Deathclaim unit value	$13.11	$11.73	$12.19	$10.66	$8.29
Net assets	$153,982,226	$148,776,948	$160,921,007	$149,796,005	$117,821,197
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.18%	1.98%	2.30%	4.86%	2.04%
Total return (c)	11.62-11.79%	(3.92)-(3.78)%	14.17-14.34%	28.38-28.57%	(34.13)-(34.03)%

Moderate Allocation
Units	17,800,171	19,355,468	19,981,327	20,408,118	20,660,983
Unit value	$13.87	$12.55	$12.82	$11.40	$9.09
Deathclaim units	8,805	3,727	6,819	4,887	2,409
Deathclaim unit value	$13.41	$12.12	$12.36	$10.97	$8.73
Net assets	$247,004,579	$243,004,790	$256,298,024	$232,785,254	$187,760,934
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.57%	2.23%	2.56%	4.80%	2.45%
Total return (c)	10.50-10.66%	(2.11)-(1.96)%	12.44-12.61%	25.50-25.69%	(28.53)-(28.42)%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Moderately Conservative Allocation
Units	7,690,503	8,206,362	8,426,795	8,566,166	8,589,118
Unit value	$13.58	$12.53	$12.65	$11.48	$9.47
Deathclaim units	3,788	1,759	3,233	4,793	623
Deathclaim unit value	$13.28	$12.23	$12.33	$11.17	$9.20
Net assets	$104,521,673	$102,872,608	$106,609,918	$98,365,171	$81,344,058
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.60%	2.17%	2.43%	4.16%	2.69%
Total return (c)	8.39-8.55%	(0.90)-(0.75)%	10.19-10.36%	21.19-21.37%	(21.48)-(21.36)%

Partner Technology
Units	144,007	146,764	181,514	193,627	189,879
Unit value	$13.09	$10.93	$12.68	$10.26	$6.62
Deathclaim units	—	—	—	—	179
Deathclaim unit value	$12.07	$10.06	$11.65	$9.41	$6.07
Net assets	$1,901,062	$1,618,295	$2,319,242	$2,000,545	$1,269,732
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	19.75-19.93%	(13.78)-(13.65)%	23.63-23.82%	54.87-55.10%	(48.89)-(48.81)%

Partner Healthcare
Units	136,641	129,202	146,098	124,038	94,290
Unit value	$13.59	$11.38	$11.96	$10.88	$8.89
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$13.68	$11.45	$12.01	$10.91	$8.90
Net assets	$1,856,506	$1,470,801	$1,747,735	$1,349,947	$837,863
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.27%	0.00%	0.15%	0.01%	0.12%
Total return (c)	19.35-19.53%	(4.84)-(4.70)%	9.92-10.08%	22.48-22.66%	(11.14)-(11.05)%

Natural Resources
Units	250,315	315,111	264,156	275,875	164,877
Unit value	$7.68	$8.02	$9.30	$8.09	$5.69
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$7.74	$8.07	$9.34	$8.11	$5.69
Net assets	$1,923,157	$2,527,578	$2,457,877	$2,231,024	$938,008
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.25%	0.07%	0.09%	0.00%	0.11%
Total return (c)	(4.22)-(4.07)%	(13.79)-(13.66)%	15.06-15.23%	42.15-42.36%	(43.11)-(43.05)%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Partner Emerging Markets Equity
Units	217,862	235,375	263,902	171,848	60,927
Unit value	$13.39	$10.75	$12.19	$9.68	$5.60
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$13.49	$10.81	$12.24	$9.70	$5.61
Net assets	$2,917,547	$2,529,952	$3,215,979	$1,662,793	$341,184
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.54%	1.06%	0.00%	1.00%	0.90%
Total return (c)	24.59-24.78%	(11.80)-(11.67)%	25.94-26.13%	72.79-73.05%	(44.00-43.94)%

Real Estate Securities
Units	362,765	416,137	502,544	586,635	740,353
Unit value	$26.41	$22.72	$21.11	$16.73	$13.10
Deathclaim units	1,498	1,193	3,789	1,414	1,746
Deathclaim unit value	$14.63	$12.56	$11.65	$9.22	$7.21
Net assets	$9,718,723	$9,577,806	$10,764,794	$9,921,659	$9,800,901
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	3.60%	0.00%	2.75%	4.06%	6.05%
Total return (c)	16.25-16.42%	7.64-7.80%	26.17-26.36%	27.67-27.86%	(37.93)-(37.84)%

Partner Small Cap Growth
Units	208,313	264,011	277,181	298,575	341,289
Unit value	$14.67	$13.28	$13.97	$10.96	$8.22
Deathclaim units	—	—	578	—	86
Deathclaim unit value	$12.68	$11.46	$12.03	$9.43	$7.06
Net assets	$3,150,988	$3,600,613	$3,991,971	$3,361,126	$2,877,177
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.09%	0.01%
Total return (c)	10.46-10.63%	(4.90)-(4.75)%	27.46-27.65%	33.28-33.48%	(43.86)-(43.77)%

Partner Small Cap Value
Units	227,202	277,897	335,018	367,792	407,493
Unit value	$25.80	$22.81	$23.53	$19.27	$14.96
Deathclaim units	94	—	—	—	133
Deathclaim unit value	$15.28	$13.49	$13.90	$11.36	$8.81
Net assets	$5,943,031	$6,417,621	$7,973,691	$7,147,472	$6,147,312
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.65%	0.22%	0.97%	0.84%	1.16%
Total return (c)	13.11-13.28%	(3.06)-(2.91)%	22.11-22.29%	28.81-29.01%	(27.85)-(27.74)%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Small Cap Stock
Units	352,795	436,899	554,566	647,126	735,251
Unit value	$14.87	$13.74	$14.68	$11.86	$9.96
Deathclaim units	135	765	448	590	247
Deathclaim unit value	$11.49	$10.60	$11.30	$9.12	$7.65
Net assets	$5,332,764	$6,100,897	$8,248,887	$7,772,313	$7,416,741
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.04%	0.92%	0.99%
Total return (c)	8.22-8.38%	(6.35)-(6.21)%	23.72-23.91%	19.07-19.25%	(38.20-(38.11)%

Small Cap Index
Units	310,316	371,805	439,814	520,271	612,229
Unit value	$18.06	$15.75	$15.83	$12.72	$10.26
Deathclaim units	10	10	—	—	1,633
Deathclaim unit value	$14.00	$12.19	$12.24	$9.81	$7.91
Net assets	$5,638,907	$5,898,270	$7,013,622	$6,658,194	$6,337,213
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.67%	0.86%	0.84%	1.99%	1.17%
Total return (c)	14.67-14.85%	(0.56)-(0.41)%	24.50-24.69%	23.92-24.11%	(31.83)-(31.73)%

Mid Cap Growth
Units	2,521,269	2,900,882	3,410,958	3,931,924	4,581,751
Unit value	$25.47	$22.95	$24.53	$19.21	$12.87
Deathclaim units	903	2,876	5,468	9,595	4,722
Deathclaim unit value	$15.69	$14.11	$15.06	$11.78	$7.88
Net assets	$66,123,637	$68,583,798	$86,214,105	$77,699,126	$60,691,961
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.23%	0.32%	0.25%	0.02%	1.11%
Total return (c)	10.99-11.16%	(6.47)-(6.33)%	27.70-27.89%	49.29-49.52%	(41.77)-(41.69)%

Partner Mid Cap Value
Units	123,440	155,331	194,054	198,834	221,210
Unit value	$15.04	$12.86	$13.88	$11.25	$8.60
Deathclaim units	—	—	—	—	134
Deathclaim unit value	$13.92	$11.88	$12.80	$10.36	$7.91
Net assets	$1,856,439	$1,997,135	$2,693,071	$2,236,815	$1,902,387
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.84%	0.21%	0.84%	1.01%	1.45%
Total return (c)	16.95-17.15%	(7.35)-(7.22)%	23.36-23.55%	30.88-31.08%	(35.76)-(35.67)%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Mid Cap Stock
Units	417,417	500,738	644,312	759,922	901,460
Unit value	$17.35	$15.35	$16.56	$13.33	$9.69
Deathclaim units	7	391	385	942	385
Deathclaim unit value	$13.19	$11.65	$12.55	$10.09	$7.32
Net assets	$7,439,401	$7,891,444	$10,924,651	$10,330,453	$8,889,197
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.25%	0.05%	0.45%	0.57%	1.10%
Total return (c)	13.03-13.20%	(7.30)-(7.16)%	24.21-24.40%	37.58-37.78%	(41.41)-(41.32)%

Mid Cap Index
Units	329,675	355,549	463,429	544,464	646,836
Unit value	$18.69	$16.10	$16.65	$13.37	$9.89
Deathclaim units	7	7	—	334	2,345
Deathclaim unit value	$14.76	$12.70	$13.11	$10.51	$7.76
Net assets	$6,227,332	$5,805,698	$7,815,239	$7,363,940	$6,493,233
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.77%	0.80%	1.05%	1.91%	1.39%
Total return (c)	16.08-16.26%	(3.30)-(3.16)%	24.53-24.72%	35.20-35.40%	(36.99)-(36.90)%

Partner Worldwide Allocation
Units	4,444,341	525,363	625,941	525,448	243,631
Unit value	$9.01	$7.68	$8.83	$7.87	$6.05
Deathclaim units	817	—	—	—	—
Deathclaim unit value	$9.07	$7.72	$8.87	$7.89	$6.05
Net assets	$41,227,407	$4,033,652	$5,529,192	$4,137,013	$1,472,938
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	2.86%	1.83%	1.45%	2.06%	1.24%
Total return (c)	17.35-17.53%	(13.08)-(12.95)%	12.19-12.36%	30.23-30.42%	(39.54)-(39.48)%

Partner Socially Responsible Stock
Units	33,345	27,513	27,801	17,772	7,284
Unit value	$11.32	$9.84	$10.13	$8.66	$6.45
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$11.40	$9.89	$10.17	$8.68	$6.46
Net assets	$377,440	$270,717	$281,687	$153,885	$47,009
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.02%	0.00%	0.13%	0.74%	0.28%
Total return (c)	15.04-15.21%	(2.89)-(2.75)%	17.02-17.19%	34.17-34.37%	(35.46)-(35.40)%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Partner All Cap Growth
Units	93,847	126,007	108,060	100,482	36,874
Unit value	$9.87	$8.98	$9.77	$7.89	$5.30
Deathclaim units	—	—	544	—	—
Deathclaim unit value	$9.94	$9.03	$9.81	$7.90	$5.31
Net assets	$926,213	$1,131,302	$1,061,539	$792,304	$195,562
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.00%	0.00%
Total return (c)	9.93-10.09%	(8.15)-(8.01)%	23.96-24.15%	48.67-48.90%	(46.96)-(46.91)%

Partner All Cap Value
Units	38,243	63,299	63,201	70,371	52,975
Unit value	$8.93	$8.08	$9.09	$7.73	$5.54
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$8.99	$8.12	$9.13	$7.75	$5.54
Net assets	$341,391	$511,329	$574,558	$544,194	$293,337
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.65%	0.59%	0.00%	1.62%	2.13%
Total return (c)	10.51-10.68%	(11.14)-(11.01)%	17.56-17.73%	39.66-39.87%	(44.63)-(44.57)%

Partner All Cap
Units	508,969	604,049	721,384	875,612	1,053,098
Unit value	$12.11	$10.67	$11.33	$9.85	$7.75
Deathclaim units	—	—	403	372	613
Deathclaim unit value	$12.98	$11.42	$12.11	$10.51	$8.26
Net assets	$6,257,448	$6,536,601	$8,298,432	$8,736,876	$8,304,630
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.45%	0.63%	0.71%	1.34%	0.73%
Total return (c)	13.47-13.65%	(5.86)-(5.72)%	15.07-15.24%	27.08-27.27%	(43.53)-(43.45)%

Large Cap Growth
Units	3,967,595	4,546,901	5,318,785	6,261,023	7,363,347
Unit value	$61.42	$52.11	$55.62	$50.79	$36.32
Deathclaim units	18,838	29,971	40,623	62,487	61,434
Deathclaim unit value	$12.49	$10.58	$11.28	$10.28	$7.34
Net assets	$252,837,814	$245,918,747	$306,797,881	$328,870,771	$276,920,725
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.11%	0.54%	0.56%	0.75%	1.11%
Total return (c)	17.86-18.04%	(6.31)-(6.17)%	9.52-9.68%	39.85-40.06%	(42.64)-(42.55)%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Partner Growth Stock
Units	421,140	466,057	603,472	707,504	922,553
Unit value	$14.78	$12.60	$12.93	$11.21	$7.92
Deathclaim units	7	705	3,242	1,006	535
Deathclaim unit value	$13.76	$11.71	$12.00	$10.39	$7.32
Net assets	$6,311,724	$5,964,034	$7,937,464	$8,023,731	$7,382,509
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.02%	0.31%	0.77%
Total return (c)	17.35-17.53%	(2.56)-(2.41)%	15.35-15.52%	41.60-41.82%	(42.77)-(42.68)%

Large Cap Value
Units	1,772,633	2,178,275	2,685,115	3,186,158	3,880,709
Unit value	$13.64	$11.73	$12.24	$10.99	$9.17
Deathclaim units	584	1,165	2,984	1,568	1,583
Deathclaim unit value	$12.47	$10.70	$11.15	$10.00	$8.33
Net assets	$24,758,366	$26,119,716	$33,551,240	$35,614,980	$36,218,492
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.72%	0.02%	1.30%	1.78%	3.50%
Total return (c)	16.28-16.45%	(4.14)-(4.00)%	11.38-11.55%	19.78-19.96%	(35.05)-(34.95)%

Large Cap Stock
Units	856,981	1,050,692	1,331,774	1,650,308	2,055,676
Unit value	$11.73	$10.32	$10.94	$9.98	$7.91
Deathclaim units	811	2,295	2,309	836	228
Deathclaim unit value	$11.32	$9.94	$10.52	$9.58	$7.58
Net assets	$10,380,914	$11,181,855	$14,967,952	$16,831,175	$16,577,294
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.03%	0.01%	0.70%	0.93%	2.91%
Total return (c)	13.64-13.81%	(5.62)-(5.48)%	9.61-9.77%	26.19-26.38%	(38.37)-(38.27)%

Large Cap Index
Units	716,180	776,425	943,154	1,136,127	1,415,082
Unit value	$14.16	$12.39	$12.32	$10.86	$8.70
Deathclaim units	429	25	—	623	2,158
Deathclaim unit value	$12.65	$11.05	$10.97	$9.66	$7.73
Net assets	$10,275,106	$9,780,132	$11,795,766	$12,487,291	$12,469,569
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.67%	1.66%	1.89%	3.12%	2.31%
Total return (c)	14.27-14.44%	0.60-0.75%	13.38-13.55%	24.82-25.01%	(37.81)-(37.72)%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Equity Income Plus
Units	207,125	204,655	107,038	40,243	40,698
Unit value	$10.01	$8.95	$9.27	$8.07	$6.99
Deathclaim units	—	—	—	—	—
Deathclaim unit value	$10.08	$9.00	$9.31	$8.09	$7.00
Net assets	$2,073,896	$1,830,924	$992,537	$324,598	$284,461
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.47%	0.27%	3.19%	1.62%	2.34%
Total return (c)	11.92-12.09%	(3.52)-(3.37)%	14.96-15.13%	15.40-15.57%	(30.10)-(30.03)%

Balanced
Units	378,972	405,093	479,444	580,663	762,073
Unit value	$15.32	$13.78	$13.37	$11.93	$9.91
Deathclaim units	—	—	—	916	—
Deathclaim unit value	$13.53	$12.15	$11.77	$10.49	$8.70
Net assets	$6,027,006	$5,805,990	$6,647,641	$7,126,444	$7,737,043
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	2.15%	2.20%	2.59%	4.45%	3.69%
Total return (c)	11.19-11.35%	3.04-3.20%	12.06-12.22%	20.43-20.61%	(26.87)-(26.76)%

High Yield
Units	2,597,127	2,923,653	3,420,616	4,068,012	4,745,863
Unit value	$46.61	$40.52	$39.13	$34.53	$24.33
Deathclaim units	7,763	7,001	12,197	8,734	17,457
Deathclaim unit value	$17.01	$14.77	$14.24	$12.55	$8.83
Net assets	$126,018,439	$123,507,324	$139,514,142	$145,776,327	$120,160,596
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	7.11%	7.73%	8.20%	9.14%	8.96%
Total return (c)	15.03-15.20%	3.56-3.71%	13.32-13.49%	41.92-42.13%	(21.92)-(21.81)%

Diversified Income Plus
Units	676,695	496,201	518,773	529,417	609,308
Unit value	$19.45	$17.18	$16.98	$14.81	$11.26
Deathclaim units	—	1,755	244	501	5,189
Deathclaim unit value	$14.88	$13.12	$12.94	$11.28	$8.56
Net assets	$13,525,802	$8,877,110	$9,166,660	$8,166,545	$7,153,063
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	3.46%	4.93%	4.89%	7.75%	6.56%
Total return (c)	13.23-13.40%	1.20-1.35%	14.58-14.75%	31.61-31.81%	(24.08)-(23.96)%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Income
Units	2,667,545	3,098,807	3,705,433	4,394,057	5,278,733
Unit value	$42.87	$39.05	$37.27	$33.78	$28.15
Deathclaim units	15,258	10,303	20,789	38,968	55,587
Deathclaim unit value	$14.62	$13.30	$12.67	$11.47	$9.55
Net assets	$119,138,164	$125,906,732	$143,580,330	$154,026,824	$154,565,885
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	3.83%	4.48%	5.04%	5.77%	5.71%
Total return (c)	9.77-9.94%	4.79-4.95%	10.33-10.50%	19.97-20.15%	(11.82)-(11.68)%

Bond Index
Units	506,231	505,318	595,944	682,826	763,761
Unit value	$15.49	$14.92	$13.94	$12.90	$12.02
Deathclaim units	16	1,251	—	—	—
Deathclaim unit value	$13.81	$13.29	$12.39	$11.45	$10.66
Net assets	$7,987,005	$7,718,947	$8,451,487	$8,907,401	$9,332,242
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	2.03%	2.83%	3.13%	3.98%	4.88%
Total return (c)	3.80-3.96%	7.03-7.19%	8.04-8.20%	7.29-7.45%	(1.91)-(1.76)%

Limited Maturity Bond
Units	1,187,538	1,355,138	1,658,753	1,934,019	2,294,989
Unit value	$12.98	$12.58	$12.61	$12.11	$10.74
Deathclaim units	275	1,177	4,543	1,964	1,747
Deathclaim unit value	$12.06	$11.67	$11.68	$11.20	$9.92
Net assets	$16,066,558	$17,778,147	$21,739,888	$24,083,695	$25,344,099
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.66%	2.24%	3.25%	4.14%	4.56%
Total return (c)	3.17-3.33%	(0.20)-(0.05)%	4.10-4.26%	12.79-12.96%	(7.48)-(7.34)%

Mortgage Securities
Units	147,170	146,138	173,261	212,752	252,949
Unit value	$14.26	$13.60	$13.16	$11.87	$10.62
Deathclaim units	—	—	109	—	—
Deathclaim unit value	$13.79	$13.13	$12.68	$11.42	$10.20
Net assets	$2,120,165	$2,034,320	$2,334,494	$2,580,067	$2,747,200
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	1.56%	2.89%	3.42%	3.56%	4.54%
Total return (c)	4.83-4.99%	3.38-3.54%	10.87-11.03%	11.79-11.95%	(6.00)-(5.86)%

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(6) UNIT VALUES - continued

Subaccount	2012	2011	2010	2009	2008

Money Market
Units	5,848,450	7,554,880	8,671,241	13,592,675	24,029,840
Unit value	$1.94	$1.96	$1.98	$2.00	$2.02
Deathclaim units	718	2,952	89,159	21,594	14,700
Deathclaim unit value	$1.07	$1.08	$1.09	$1.10	$1.11
Net assets	$11,816,319	$15,365,514	$17,927,747	$27,999,740	$49,397,201
Ratio of expenses to net assets (a)	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%	0.95-1.10%
Investment income ratio (b)	0.00%	0.00%	0.00%	0.51%	2.91%
Total return (c)	(1.10)-(0.95)%	(1.09)-(0.94)%	(1.09)-(0.95)%	(0.67)-(0.52)%	1.83-1.98%

(a)	These amounts represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

(b)	These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against the contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income is affected by the timing of the declaration of dividends by the underlying fund in which the subaccount invests.

(c)	These amounts represent the total return for periods indicated, including changes in the value of the underlying fund, and expenses assessed through the the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation in Note 1 indicate the effective date of the investment option in the Variable Account. The total return is calculated for each period indicated or from the inception date through the end of the reporting period. The total return is calculated using accumulation unit values.

(7) SUBACCOUNT MERGER

A Special Meeting of Contractholders of the Thrivent Partner International Stock Portfolio, Thrivent Mid Cap Growth Portfolio II, Thrivent Large Cap Growth Portfolio II, Thrivent Partner Socially Responsible Bond Portfolio and Thrivent Partner Utilities Portfolio, each of which is a separate series of Thrivent Series Fund, Inc. (“the Fund”), was held on July 13, 2012, and the Contractholders of each voted in favor of merging the Portfolios listed below effective July 27, 2012.

	The Target Portfolio	The Acquiring Portfolio
Merger 1	Thrivent Partner International Stock Portfolio	Thrivent Partner Worldwide Allocation Portfolio
Merger 2	Thrivent Mid Cap Growth Portfolio II	Thrivent Mid Cap Growth Portfolio
Merger 3	Thrivent Large Cap Growth Portfolio II	Thrivent Large Cap Growth Portfolio
Merger 4	Thrivent Partner Socially Responsible Bond Portfolio	Thrivent Income Portfolio
Merger 5	Thrivent Partner Utilities Portfolio	Thrivent Diversified Income Plus Portfolio

TLIC Variable Annuity Account A

Notes to Financial Statements (continued)

(7) SUBACCOUNT MERGER - continued

The mergers were accomplished by tax free exchanges as detailed below:

	Net Assets as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	$3,903,907	$65,530,148	$250,020,028	$121,604,322	$10,436,796
Target Portfolio	$35,370,103	$1,777,900	$1,415,380	$799,273	$765,183
After Acquisition	$39,274,010	$67,308,048	$251,435,408	$122,403,595	$11,201,979

	Shares as of July 27, 2012
	Merger 1	Merger 2	Merger 3	Merger 4	Merger 5
Acquiring Portfolio	506,817	3,579,865	14,120,559	11,445,005	1,511,703
Target Portfolio	3,967,482	220,425	309,481	74,509	84,093
After Acquisition	4,474,299	3,800,290	14,430,040	11,519,514	1,595,795

The target portfolios had the following unrealized appreciation/depreciation, accumulated net realized gains/losses and net investment income as of July 26, 2012.

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner International Stock Portfolio	$9,633,245	$1,527,385	$(9,850,027)
Thrivent Mid Cap Growth Portfolio II	$(54,160)	$(12,610)	$200,208
Thrivent Large Cap Growth Portfolio II	$574,811	$18,736	$(426,761)
Thrivent Partner Socially Responsible Bond Portfolio	$(16,417)	$3,828	$43,613
Thrivent Partner Utilities Portfolio	$(25,823)	$13,237	$73,082

Assuming the acquisition had been completed on January 1, 2012 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2012, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$13,507,016	$1,874,389	$(9,518,953)
Thrivent Mid Cap Growth Portfolio	$4,607,858	$(620,031)	$3,453,949
Thrivent Large Cap Growth Portfolio	$42,045,205	$38,397	$463,988
Thrivent Income Portfolio	$6,643,535	$3,320,536	$1,473,496
Thrivent Diversified Income Plus Portfolio	$952,533	$269,301	$122,594

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of the Target Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 27, 2012.

Assuming the acquisition had been completed on January 1, 2011 the beginning of the annual reporting period of the Portfolios, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2011, would have been as follows:

	Unrealized Appreciation (Depreciation)	Net Investment Income (loss)	Accumulated Net Realized Gain (Loss)
Thrivent Partner Worldwide Allocation Portfolio	$(6,398,216)	$(481,912)	$(823,040)
Thrivent Mid Cap Growth Portfolio	$(8,449,217)	$(633,100)	$4,091,593
Thrivent Large Cap Growth Portfolio	$(12,496,501)	$(1,574,591)	$(2,822,291)
Thrivent Income Portfolio	$932,611	$4,593,709	$930,188
Thrivent Diversified Income Plus Portfolio	$(256,374)	$357,164	$68,920

PART C. OTHER INFORMATION

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

PART A: None

PART B: Financial Statements of Depositor.

Financial Statements of TLIC Variable Annuity Account A.

Exhibit (b)	Description	Filed Herewith / Incorporated by reference from
1	Resolution of the Board of Directors of Thrivent Life Insurance Company (“Depositor”) authorizing the establishment of TLIC Variable Annuity Account A (“Registrant”)	Post-Effective Amendment No. 20 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 1998

2	Not Applicable

3 (a)	Form of Distribution Agreement between Depositor and Thrivent Investment Management Inc. (“Thrivent Investment Mgt.”)	Post-Effective Amendment No. 28 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 2003

(b)	Form of Agreement between Thrivent Investment Management Inc. and Registered Representatives	Post-Effective Amendment No. 36 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 18, 2011

4 (a)	Form of Contract	Post-Effective Amendment No. 20 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 1998

(b)	403(b) Tax Sheltered Annuity Endorsement	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010

(c )	Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010

(d)	Roth Individual Retirement Annuity Endorsement	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010

5	Contract Application Form	Post-Effective Amendment No. 20 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 1998

6 (a)	Articles of Incorporation of Depositor	Post-Effective Amendment No. 20 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 1998

(b)	Bylaws of Depositor	Post-Effective Amendment No. 20 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 30, 1998.

7	Not Applicable

8 (a)(i)	Master Services Agreement among Thrivent Life, and Thrivent Financial for Lutherans	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010

(a)(ii)	First Amendment to Master Services Agreement of January 1, 2006	Post-Effective Amendment No. 36 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 18, 2011

(a)(iii)	Second Amendment to Master Services Agreement of January 1, 2006	Post-Effective Amendment No. 36 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 18, 2011

(b)	Participation Agreement of Thrivent Life Insurance Company and the Fund	Post-Effective Amendment No. 31 to the registration statement of TLIC Variable Insurance Account A, Registration Statement No. 33-3243, filed on April 19, 2004

9	Opinion of Counsel as to the legality of the securities being registered (including written consent)	Filed herewith

10	Consent of Independent Registered Public Accounting Firm-Ernst & Young LLP	Filed herewith

11	Not Applicable

12	Not Applicable

13	Power of Attorney forms for Bradford L. Hewitt, Karl D. Anderson, Karen L. Larson, Susan Oberman Smith, Paul B. Zastrow	Post-Effective Amendment No. 36 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 18, 2011

14	Description of Offers to Exchange Variable Annuity Contracts	Post-Effective Amendment No. 35 to the registration statement of TLIC Variable Annuity Account A, Registration Statement No. 33-15974, filed on April 19, 2010

Item 25.	Directors and Officers of the Depositor

The directors, executive officers and, to the extent responsible for variable annuity operations, other officers of Depositor, are listed below. Unless otherwise indicated, their principal address is 625 Fourth Avenue South, Minneapolis, Minnesota 55415.

Name and Principal Business Address	Positions and Offices with Depositor
Bradford L. Hewitt	President, Chairman and Director

Karl D. Anderson	Director and Vice President, Products

Karen L. Larson	Director

Susan Oberman Smith	Director, Vice President and Corporate Actuarial

Paul B. Zastrow	Director, Vice President and Treasurer

Russell W. Swansen	Senior Vice President and Chief Investment Officer

James A. Thomsen	Senior Vice President

James M. Odland	Vice President, Chief Legal Officer, Chief Compliance Officer and Secretary

Susan C. Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration

Mark L. Simenstad	Vice President

Mark O. Swenson	Vice President

Kelly J.R. Bretz	Director, Pricing and Financial Evaluation

David J. Christianson	Director of Inforce Product Management and Contract Forms

Daniel L. Theobald	Director, Protection Product Management

Rodney D. Bacon	Assistant Treasurer

Joseph E. Barnes	Assistant Treasurer

Cynthia J. Nigbur	Assistant Secretary

Kathleen M. Koelling 4321 N. Ballard Road Appleton, WI 54919	Privacy Officer and Anti-Money Laundering Officer

Steven H. C. Lee	Senior Portfolio Manager

Item 26.	Persons Controlled by or Under Common Control with Depositor or Registrant

Registrant is a separate account of Depositor, established by the Board of Directors of the Depositor in 1984 pursuant to the laws of the State of Minnesota. The Depositor is a stock life insurance company organized under the laws of the State of Minnesota. The Depositor is an indirect subsidiary of Thrivent Financial for Lutherans (“Thrivent Financial”), which is a fraternal benefit society organized under the laws of the State of Wisconsin. Thrivent Financial has no stockholders and is not subject to the control of any affiliated persons.

The following list shows the relationship of each wholly owned direct and indirect subsidiary to Thrivent Financial, except as indicated below. Financial statements of Thrivent Financial will be presented on a consolidated basis, except for the financial statements of One Rock Voltage Investors, LLC, One Rock Voltage Holdings Corp. and Dixie Electric, LLC, which are private companies, will not be consolidated into those of Thrivent Financial.

Thrivent Financial Entities	Primary Business	State of Incorporation
Thrivent Financial	Fraternal benefit society offering financial services and products	Wisconsin

Thrivent Financial Holdings, Inc.	Holding company with no independent operations	Delaware

Thrivent Trust Company	Federally chartered limited purpose trust bank	Federal Charter

Thrivent Investment Management Inc.	Broker-dealer and investment adviser	Delaware

Thrivent Asset Management, LLC[1]	Investment adviser	Delaware

North Meadows Investment Ltd.	Organized for the purpose of holding and investing in real estate	Wisconsin

Thrivent Financial Investor Services Inc.	Transfer agent	Pennsylvania

Thrivent Property & Casualty Insurance Agency, Inc.	Auto and homeowners insurance company	Minnesota

Thrivent Insurance Agency Inc.	Licensed life and health agency	Minnesota

Thrivent Life Insurance Company	Life insurance company	Minnesota

White Rose GP I, LLC[2]	General partner	Delaware

White Rose Fund I Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Equity Direct, L.P.[3]	Private equity fund	Delaware

White Rose Fund I Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP II, LLC[2]	General partner	Delaware

Thrivent White Rose Fund II Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund II Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP III, LLC[2]	General partner	Delaware

Thrivent White Rose Fund III Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Equity Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund III Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP IV, LLC[2]	General partner	Delaware

Thrivent White Rose Fund IV Mezzanine Direct, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund IV Equity Direct, L.P.[3]	Private equity fund	Delaware

One Rock Voltage Investors, LLC[4]	Limited liability company with no independent operations	Delaware

One Rock Holdings Corp. [5]	Holding company with no independent operations	Delaware

Dixie Electric, LLC[6]	Electric Company	Texas

Thrivent White Rose Fund IV Fund of Funds, L.P.[3]	Private equity fund	Delaware

Thrivent White Rose Fund GP V, LLC[2]	General partner	Delaware

Thrivent White Rose Fund V Mezzanine Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund V Fund of Funds, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund GP VI, LLC[2]	General partner	Delaware

Thrivent White Rose Fund VI Equity Direct, L.P. [3]	Private equity fund	Delaware

Thrivent White Rose Fund VI Fund of Funds, L.P. [3]	Private equity fund	Delaware

SNI Holdco Inc.[7]	Holding company with no independent operations	Delaware

SNI Companies[8]	Professional staffing company	Delaware

Gold Ring Holdings, LLC	Investment subsidiary	Delaware

Twin Bridge Capital Partner, LLC[9]	Managing Member	Delaware

[1]

Thrivent Asset Management, LLC (“TAM”) is a subsidiary of both Thrivent Investment Management Inc. (“TIMI”) and Thrivent Life Insurance Company (“TLIC”), both of which are wholly owned subsidiaries of Thrivent Financial. TIMI and TLIC own respectively 60% and 40% of TAM’s membership interests.

[2]	Thrivent Financial owns a majority interest in the limited liability company and is also its managing member.
[3]	The Fund is organized for the purpose of holding investments in Thrivent Financial’s general account.
[4]	A majority of its membership interests are owned by Thrivent White Rose Fund IV Equity Direct, L.P.
[5]	Wholly owned subsidiary of One Rock Voltage Investors, LLC.
[6]	Approximately 90% of its membership interests are owned by One Rock Voltage Holdings Corp.
[7]	A Majority-owned subsidiary of Thrivent Financial.
[8]	Wholly owned subsidiary of SNI Holdco Inc.
[9]	Thrivent Financial owns 49% of the managing member’s membership interests. Twin Bridge Capital Partners, LLC is the managing member of a general partner of limited partnerships.

The subsidiaries of Thrivent Financial are shown above. In addition, Thrivent Series Fund, Inc. is an investment company registered under the Investment Company Act of 1940, offering its shares to the separate accounts identified below; and the shares of the Fund held in connection with certain of the accounts are voted by Thrivent Financial and Thrivent Life Insurance Company in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity or variable life insurance contracts issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

1.	Thrivent Variable Life Account I

2.	Thrivent Variable Insurance Account A

3.	Thrivent Variable Annuity Account I

4.	Thrivent Variable Annuity Account II

5.	Thrivent Variable Annuity Account A

6.	Thrivent Variable Annuity Account B

7.	TLIC Variable Insurance Account A

8.	TLIC Variable Insurance Account B

9.	TLIC Variable Annuity Account A

Item 27.	Number of Contract Owners

There were 24,926 qualified and 11,830 non-qualified contracts at March 31, 2013.

Item 28.	Indemnification

Section 4.01 of Depositor’s Bylaws; Article VIII of the Fund’s Articles of Incorporation; Article X of the Fund’s Section 4.01 of the Fund’s First Amended and Restated Bylaws; and Section Eight of Thrivent Investment Management Inc.’s Articles of Incorporation, contain provisions requiring the indemnification by Depositor, the Funds, and Thrivent Investment Management Inc. of their respective directors, officers and certain other individuals for any liability arising based on their duties as directors, officers or agents of the Depositor, Fund or Thrivent Investment Management Inc., unless, in the case of the Funds, such liability arises due to the willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such office.

In addition, Section XII of the Investment Advisory Agreement between the Fund and Thrivent Financial contain provisions in which the Funds and Thrivent Financial mutually agree to indemnify and hold the other party (including its officers, agents, and employees) harmless for any and all loss, cost damage and expense, including reasonable attorney’s fees, incurred by the other party arising out of their performance under the Agreement, unless such liability is incurred as a result of the party’s gross negligence, bad faith, or willful misfeasance or reckless disregard of its obligations and duties under the Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant, pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Depositor, the Funds, Thrivent Financial, or Thrivent Investment Management Inc. of expenses incurred or paid by a director or officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of Registrant in connection with the securities being registered, Depositor, the Funds, Thrivent Financial, or Thrivent Investment Management Inc. will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.	Principal Underwriters

a.	Other Activity. Thrivent Investment Management Inc. is the principal underwriter of the contracts.

b.	Management. The directors and principal officers of Thrivent Investment Management Inc. are set out below. Unless otherwise indicated, the principal business address of each person named below is 625 Fourth Avenue South, Minneapolis, MN 55415.

Name and Principal Business Address	Position and Offices with Underwriter
Karen L. Larson	Director and President

James A. Thomsen	Director and Senior Vice President

Randall L. Boushek	Director

Knut A. Olson 4321 North Ballard Road Appleton, WI 54919	Director and Senior Vice President

Michael J. Fuehrmeyer 7197 Golfview Court Yorkville, IL 60560	Vice President

Michael J. Haglin	Vice President

Susan C. Plamann 4321 North Ballard Road Appleton, WI 54919	Vice President, Corporate Administration

Nikki L. Sorum	Vice President

Eric W. Verseman	Vice President

Erik J. Grinde	Assistant Vice President

David J. Kloster	Assistant Vice President

Jennifer J. Pope 4321 North Ballard Road Appleton, WI 54919	Assistant Vice President

Carolyn A. Tuohy	Secretary and Chief Legal Officer

Andrea C. Golis	Chief Compliance Officer

Kathleen M. Koelling 4321 North Ballard Road Appleton, WI 54919	Privacy and Anti-Money Laundering Officer

Jody L. Bancroft 4321 North Ballard Road Appleton, WI 54919	Director, Investment Field Operations

Kurt S. Tureson	Director of Affiliate Finance, CFO & Treasurer

Cynthia J. Nigbur	Assistant Secretary

Bruce Kornaus 4321 North Ballard Road Appleton, WI 54919	Director, Service Operations

c.	Compensation for Registrant. Not Applicable.

Item 30.	Location of Accounts and Records

The accounts and records of Registrant are located at the offices of the Depositor at 625 Fourth Avenue South, Minneapolis, Minnesota 55415; and 4321 North Ballard Road, Appleton, Wisconsin 54919-0001.

Item 31.	Management Services

Not Applicable.

Item 32.	Undertakings

Registrant will file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in this Registration Statement are never more than 16 months old for so long as payments under the Contracts may be accepted.

Registrant will include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

Registrant understands that the restrictions imposed by Section 403(b)(11) of the Internal Revenue Code conflict with certain sections of the Investment Company Act of 1940 that are applicable to the Contracts. In this regard, Registrant is relying on a no-action letter issued on November 28, 1988 by the Office of Insurance Product and Legal Compliance of the SEC, and the requirements for such reliance have been complied with by Registrant.

Thrivent Life Insurance Company hereby represents that, as to the individual flexible premium variable annuity contracts that are the subject of this registration statement, File Number 33-15974, that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Thrivent Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis and State of Minnesota on the 22nd day of April, 2013.

TLIC VARIABLE ANNUITY ACCOUNT A
(Registrant)

By	THRIVENT LIFE INSURANCE COMPANY
(Depositor)

By	/s/ Bradford L. Hewitt
Bradford L. Hewitt
President, Chief Executive Officer and Director
(Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on the 22nd day of April, 2013.

/s/ Bradford L. Hewitt	President, Chief Executive Officer and Director
Bradford L. Hewitt	(Chief Executive Officer)

/s/ Paul B. Zastrow	Director, Vice President and Treasurer
Paul B. Zastrow	(Principal Financial Officer and Principal Accounting Officer)

A Majority of the Board of Directors.*

Karl D. Anderson

Bradford L. Hewitt

Karen L. Larson

Susan Oberman Smith

Paul B. Zastrow

*	James M. Odland, by signing his name hereto, does hereby sign this document on behalf of each of the above-named directors of Thrivent Life Insurance Company pursuant to a power of attorney duly executed by such persons filed herewith.

/s/ James M. Odland	April 22, 2013
James M. Odland
Attorney-in-Fact

INDEX TO EXHIBITS

TLIC VARIABLE ANNUITY ACCOUNT A

The exhibits below represent only those exhibits which are newly filed with this Registration Statement. See Item 24 (b) of Part C for exhibits not listed below.

EXHIBIT NO.
EX 99.24(b)9	Opinion and Consent of Counsel

EX 99.24(b)10	Consent of Independent Registered Public Accounting Firm – Ernst & Young LLP